    As Filed with the Securities and Exchange Commission on February 23, 2001

                           1933 Act File No. 333-7008
                           1940 Act File No. 811-8227
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                       POST-EFFECTIVE AMENDMENT NO. 12            [X]

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                              AMENDMENT NO. 18             [X]

                           FLAG INVESTORS FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)


                                One South Street
                               Baltimore, MD 21202

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 553-8080

                             Daniel O. Hirsch, Esq.
                      One South Street Baltimore, MD 21202

                     (Name and address of agent for service)


                         Copy to: Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

        It is proposed that this filing will become effective:

        ______ immediately upon filing pursuant to paragraph (b)
        ______ on________________ pursuant to paragraph (b)
        ___X__ 60 days after filing pursuant to paragraph (a)(i)
        ______ on________________ pursuant to paragraph (a)(i)
        ______ 75 days after filing pursuant to paragraph (a)(ii)
        ______ on________________ pursuant to paragraph (a)(ii) of Rule 485.

        If appropriate, check the following box:

        _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] TOP 50 ASIA FUND
Class A Shares, Class B Shares and Class C Shares
PROSPECTUS ______, 2001


     The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW OF TOP 50 ASIA FUND

Goal..................................................................
Core Strategy.........................................................
Investment Policies and Strategies....................................
Principal Risks of Investing in the Fund..............................
Who Should Consider Investing in the Fund.............................
Fund Performance......................................................
Fees and Expenses of the Fund.........................................

A DETAILED LOOK AT TOP 50 ASIA FUND

Objectives............................................................
Strategy..............................................................
Principal Investments.................................................
Investment Process....................................................
Other Investments.....................................................
Risks.................................................................
Management of the Fund................................................
Portfolio Managers....................................................
Organizational Structure..............................................
Administrator.........................................................
Calculating the Fund's Share Price....................................
Dividends and Distributions...........................................
Tax Considerations....................................................
Buying and Selling Shares.............................................
Sales Charges.........................................................
How to Choose the Class That is Right for You.........................
Financial Highlights..................................................

OVERVIEW
OF TOP 50 ASIA FUND

GOAL: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income through its investment in the Top 50 Asia Portfolio.

CORE STRATEGY: The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Asian countries.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in the Top 50 Asia Portfolio of Flag Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and the Portfolio. The Fund generally owns equity securities of 50 companies. The investment advisor and sub-advisor (the `Advisors') seek investments in companies considered to be of outstanding quality in their particular field.

PRINCIPLE RISKS OF INVESTING IN THE FUND

     An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

-    Stocks the Advisor has selected could perform poorly.

-    The stock market could decline or underperform other investments.

- The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

- As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may under-perform the international equities markets.

- Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

- Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

- Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

- The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

- Economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Top 50 Asia Fund if you are seeking high capital appreciation and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies with a business focus in Asian countries. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Class A Shares (`Class A Shares'), Flag Investors Class B Shares (`Class B Shares') and Flag Investors Class C Shares (`Class C Shares') of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND PERFORMANCE

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                 CLASS A SHARES*
                          FOR YEARS ENDED DECEMBER 31,

                      1998             1999             2000
                      9.12%           122.03%           -----%

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. During the three-year period shown in the bar chart, the highest return for a quarter was _______% (quarter ended _______) and the lowest return for a quarter was _________% (quarter ended ________).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                             MSCI PACIFIC                                           MSCI PACIFIC
                                               EX-JAPAN                                               EX-JAPAN
                         CLASS A SHARES(1)     INDEX(2)               CLASS B SHARES(1)               INDEX(3)
                         ---------------       -------               ----------------                  -------
Past One Year                _____%            ______%                    ______%                      _____%
Since Inception              _____%(3)         ______%(4)                 ______%(5)                   _____%(6)
----------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The MSCI Pacific ex-Japan Index is a broad-based market index of Asia-Pacific (except Japan) equity securities.
(3)  October 14, 1997.
(4)  As of October 31, 1997.
(5)  May 5, 1998, 1998.
(6)  As of April 30, 1998.

No performance information is provided for the Class C Shares because they were not offered prior to December 31, 1999. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                   Class A         Class B          Class C
                                                                                   Shares          Shares            Shares
SHAREHOLDER FEES:                                                               Initial Sales  Deferred Sales    Deferred Sales
     (fees paid directly from your investment)                                     Charge          Charge            Charge
                                                                                   ------          ------            ------
Maximums sales charge (load) imposed on purchases
(as percentage of offering price)........................................           5.50%           None              None
Maximum deferred sales charge (load)
  (as a percentage of original purchase price or redemption proceeds,
whichever is lower)......................................................           1.00%(1)         5.00%(2)          1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends..............            None            None              None
Redemption fee...........................................................            None            None              None
Exchange fee.............................................................            None            None              None

ANNUAL FUND OPERATING EXPENSES (4):
      (expenses that are deducted from Fund assets)
Management fee..........................................................             1.00%           1.00%            1.00%
Distribution and/or service (12b-1) fees (5)............................             0.25%           1.00%            1.00%
Other expenses..........................................................             1.03%           1.02%            1.54%
                                                                                     -----           -----            -----
Total annual fund operating expenses
(before fee waivers and expense reimbursements).........................             2.28%           3.02%            3.54%
Total fee waivers and reimbursements of fund expenses (6)...............            (0.68)%         (0.67)%          (1.19)%
                                                                                    -------         -------          -------
Total net annual fund operating expenses (after fee waivers and
     expense reimbursements)............................................            1.60%           2.35%            2.35%
                                                                                    =====           =====            =====

-------------------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled `Sales Charges-Redemption Price.')
(2) You will pay a deferred sales charge if you redeem your shares within six-years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven-years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled `Sales Charges-Redemption Price.')
(3) You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled `Sales Charges-Redemption Price.')
(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled `Organizational Structure'.)

(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through January 1, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same during the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                    1 YEAR*       3 YEARS        5 YEARS       10 YEARS
                                                                    -------       -------        -------       --------
Class A Shares................................................       $704         $1,165         $1,657         $3,043
Class B Shares................................................       $738         $1,175         $1,745         $3,116
Class C Shares................................................       $338          $984          $1,770         $3,926

You would pay the following expenses if you did not redeem your shares:......................................

Class A Shares................................................       $704         $1,165         $1,657         $3,043
Class B Shares................................................       $238          $875          $1,545         $3,116
Class C Shares................................................       $238          $984          $1,770         $3,926

------------------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

A DETAILED LOOK
AT TOP 50 ASIA FUND

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investments in the Portfolio. The Fund, through the Portfolio, invests at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located in or having a business focus (a majority of its profits or sales made) in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Fund also invests in companies located in Australia. Some of the countries in which the Fund invests may be considered emerging market countries.

The Advisors are responsible for managing the Fund's investments. (See the section entitled `Management of the Fund'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

-    Strong market position within their market;

- Profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

- High quality management with an orientation toward strong, long-term earnings;

-    Long-range strategic plans in place; and

- Generally publicly-held with broad distribution of financial information related to their operations.

These companies may have one or more of the following attributes:

-    Strong prospects for medium-term growth;

-    Solid market position, with favorable financial performance and indicators;
     and

- High quality management with an aim toward strong, long-term earnings with a strategic view of their companies and markets.

PRINCIPAL INVESTMENTS

Currently, a majority of the Fund's investments are in Japanese, Korean, Taiwanese, Hong Kong and Singapore companies. Consistent with the Fund's investment strategy, the Fund may invest in other Asian companies. Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock and bonds with warrants. The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

INVESTMENT PROCESS

The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings.

The Advisors consider the geographic market focus of a company when considering it for investment.

In assessing which investments to sell, the Advisors consider the following factors, among others:

- Whether the company continues to meet the Fund's criteria for an initial investment in a security; and

- Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `DERIVATIVES' to protect its assets or increase its exposure to an asset class. The Fund primarily uses FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY TRANSACTIONS. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

Generally, a DERIVATIVE is a financial arrangement that derives its value from a traditional security (like a stock or bond) asset or index.

FUTURES and OPTIONS ON FUTURES CONTRACTS are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

FORWARD CURRENCY TRANSACTIONS are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add investment returns.

TEMPORARY DEFENSIVE POSITION. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

BELOW WE HAVE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

PRIMARY RISKS

MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including stocks held by the Fund.

STOCK SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Funds portfolio will decline in value.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect the overall performance more than if the Fund were diversified.

FOREIGN INVESTING RISK. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

- POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

- INFORMATION RISK. Financial reporting standards for companies based in foreign markets differ from those in the US and may present an incomplete or misleading picture of a foreign company compared to US standards.

- LIQUIDITY RISK. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

- REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

- CURRENCY RISK. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

EMERGING MARKETS RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and more vulnerable to capital flight.

SECONDARY RISKS

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices the securities might actually command if we sold them. If we have valued securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

FUTURES AND OPTIONS RISK. Although not one of its principal investment strategies, the Fund may invest in FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY CONTRACTS, which are types of derivatives. Risks associated with derivatives include:

- the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

- derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

- the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

INVESTMENT ADVISOR. Investment Company Capital Corp. (`ICCC'), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities.

INVESTMENT SUB-ADVISOR. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (`DWS') is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to receive an annual fee of 1.00% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through January 1, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $884.8 billion and 90,850 employees as of June 30, 2000, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (`DeAM Europe'), a company with limited liability organized under the laws of Germany. DeAM Europe subsidiaries include German-based DWS Investment GmbH (`DWS Investment') and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DeAM Europe subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management in excess of the equivalent of $103.4 billion as of June 30, 2000. DeAM Europe, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DeAM Europe is DWS Investment. Founded in 1956, DWS Investment is the largest mutual fund company in Germany, holding a 22.3% share of the German mutual fund market based on assets under management as of June 30, 2000. DeAM Europe and its subsidiaries are known in the financial market `DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have received widespread industry recognition in Europe. For example, Standard & Poor's/Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards: 1994: best fund manager for one-, three-, and five-year periods; 1995: best fund manager for one-, three-, and five-year periods; 1996: best fund manager for three- and five-year periods; 1997: best fund manager for three- and five-year periods; 1998: best fund manager for one-, three- and five-year periods; 1999: best fund manager for one- and five-year periods. These awards were given to fund managers having ten or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Standard & Poor's/Micropal. Fund rankings are based on above-average performance in Deutschemark (DM) terms and below-average volatility.

PORTFOLIO MANAGERS

DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has three members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ORGANIZATIONAL STRUCTURE

The Fund is a `feeder fund' that invests substantially all of its assets in the Top 50 Asia Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

ADMINISTRATOR

Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.


CALCULATING THE FUND'S SHARE PRICE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. See the section entitled `Sales Charges' for details on how and when these charges may or may not be imposed.

The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00pm (Eastern Time), it could be earlier particularly on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange may be closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares.

The net asset value per share is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its `fair value' using procedures approved by the Fund's Board of Directors.

You may buy or redeem shares on any day the New York Stock Exchange is open for business (a `business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of annual dividends and to distribute taxable net realized capital gains at least annually.

TAX CONSIDERATIONS

The following summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state, local and foreign taxation, depending on your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gains distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

If you are a non-US investor in the Fund you may be subject to a US withholding and estate tax and are encouraged to consult your tax advisor prior to investing in the Fund.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect the credit on your individual income tax return if this election is made.

More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

BUYING AND SELLING FUND SHARES

HOW TO BUY SHARES - ------------------------------------------------------------

You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

     You may buy Class A Shares unless you are a defined contribution plan with assets of $75 million or more. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

     - If you are investing in an IRA account, your initial investment may be as low as $1,000.

     - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled `Automatic Investing Plan' for details.

     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

INVESTING REGULARLY

     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES - ---------------------------------------------------------

You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled `Telephone Transactions' for more information on this method of redemption.

     Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

     - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

     - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

     - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

     - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in-kind under certain circumstances.

     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS - -------------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any business day between the hours of 8:30am and 7:00pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

     If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES - ----------------------------------------------------------------

PURCHASE PRICE

     The price you pay to buy shares will be the Fund's offering price, which; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                CLASS A SALES
                                              CHARGE AS A % OF
                                              ----------------
                                         OFFERING         NET AMOUNT         CLASS B          CLASS C
AMOUNT OF PURCHASE                         PRICE           INVESTED       SALES CHARGE      SALES CHARGE
------------------                         -----           --------       ------------      ------------
Less than $  50,000...............         5.50%            5.82%             None              None
$50,000-  $  99,999................        4.50%            4.71%             None              None
$100,000-$249,999.............             3.50%            3.63%             None              None
$250,000-$499,999.............             2.50%            2.56%             None              None
$500,000-$999,000.............             2.00%            2.04%             None              None
$1,000,000 and over............            None              None             None              None

     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. See the section on entitled `Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.

     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

     - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

     - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see the section entitled `Purchases by Exchange' for a description of the conditions).

     - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

     -    If you are buying shares in any of the following types of accounts:

          -    A qualified retirement plan;

          -    A Flag Investors fund payroll savings plan program;

          - A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

     You may exchange Class A, Class B or Class C Shares of any other Flag Investors fund for an equal dollar amount of Class A, Class B or Class C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund Cash Reserve Prime Shares for shares of the Fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                              SALES CHARGE AS A PERCENTAGE OF
                                            THE DOLLAR AMOUNT SUBJECT TO CHARGE
                                                 (AS A % OF COST OR VALUE)
                                         CLASS A           CLASS B          CLASS C
YEAR SINCE PURCHASE                    SALES CHARGE      SALES CHARGE     SALES CHARGE
-------------------                    ------------      ------------     ------------
First................................     1.00%*            5.00%             1.00%
Second............................        0.50%*            4.00%             None
Third..............................       None              3.00%             None
Fourth............................        None              3.00%             None
Fifth...............................      None              2.00%             None
Sixth..............................       None              1.00%             None
Seventh and Thereafter.........           None              None              None

* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

- If you are exchanging your shares for shares of another Flag Investors fund of the same class.

- If your redemption represents the minimum required distribution from an individual retirement account (IRA) or other retirement plan.

- If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

- If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     - The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

     - Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

- If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU - --------------------------------

     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

     Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, it begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING

     The Fund has adopted plans under Rule 12b-1 that allow the it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS - ---------------------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.

The following financial information is for the fiscal year ended August 31, 2000. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as the Deutsche Top 50 Asia Fund.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A SHARES
                                                                   ----------------------------------------------------
                                                                       FOR THE       FOR THE YEAR     FOR THE PERIOD
                                                                      YEAR ENDED         ENDED       OCT. 14, 1997(1)
                                                                      AUGUST 31,      AUGUST 31,      TO AUGUST 31,
                                                                         2000            1999              1998
                                                                         ----            ----              ----

Net asset value at beginning of period.......................            $18.79           $8.18            $12.50
                                                                         ------           -----            ------
INVESTMENT OPERATIONS:
    Net investment (expenses in excess of) income...                      (0.10)          (0.10)             0.01
    Net realized and unrealized gain (loss) on investments
    and foreign currencies allocated  from Top 50 Asia Portfolio.          3.46           10.72             (4.33)
                                                                           ----           -----             ------
    Increase (decrease) from investment operations...............          3.36           10.62             (4.32)
                                                                           ----           -----             ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income....................              (0.26)          (0.01)             ---
                                                                          ------          ------             ---
    Distributions from net realized gains......................           (0.83)            ---              ---
                                                                          ------            ---              ---
    Total Distributions............................................       (1.09)          (0.01)             ---
                                                                          ------          ------             ---
NET ASSET VALUE AT END OF PERIOD..................................       $21.06          $18.79             $8.18
                                                                         ======          ======             =====
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)..................              17.54%         130.00%           (34.56)%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                   $30,120          $23,954             $ 41
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...................................................        1.60%            1.60%            1.60%(4)
    Net investment income (expenses in excess of) income(3)...           (0.58)%          (0.34)%           0.15%(4)
    Portfolio turnover of Top 50 Asia Portfolio......                       48%              51%              54%

---------------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

 Expenses to average net assets..................................            2.28%             3.50%          247.05%(4)
 Expenses in excess of income to average net assets...............          (1.26)%           (2.24)%        (245.30)%(4)

(4)  Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS B SHARES
                                                                   ----------------------------------------------------
                                                                       FOR THE        FOR THE YEAR    FOR THE PERIOD
                                                                      YEAR ENDED         ENDED        MAY 5, 1998(1)
                                                                      AUGUST 31,       AUGUST 31,      TO AUGUST 31,
                                                                        2000             1999             1998
                                                                        ----             ----             ----
Net asset value at beginning of period.......................          $21.21           $9.28            $12.50
                                                                        ------           -----            ------
INVESTMENT OPERATIONS:
 ...Expenses in excess of income............                            (0.45)          (0.12)            (0.02)
    Net realized and unrealized gain (loss) on investments and foreign currencies
       allocated from Top 50 Asia Portfolio.........................     4.05           12.06             (3.20)
                                                                         ----           -----             ------
    Increase (decrease) from investment operations...............        3.60           11.94             (3.22)
                                                                         ----           -----             ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income....................            (0.20)          (0.01)             ---
    Distributions from net realized gains......................         (0.83)           ---               ---
                                                                        ------           ---               ---
    Total Distributions............................................     (1.03)          (0.01)             ---
                                                                        ------          ------             ---
NET ASSET VALUE AT END OF PERIOD.................................      $23.78          $21.21             $9.28
                                                                        ======         ======             =====
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)..................            16.68%         128.65%           (25.76)%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                   $4,867         $3,667             $ 50
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...................................................       2.35%           2.35%             2.35%(4)
    Expenses in excess of income(3)...                                  (1.31)%         (1.32)%          (0.51)%(4)
    Portfolio turnover of Top 50 Asia Portfolio......                      48%             51%               54%

----------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets..................................        $3.02%           3.75%           247.80%(4)
Expenses in excess of income to average net assets..............       (1.98)%          (2.72)%         (245.96)%(4)

(4)  Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     CLASS C SHARES
                                                                   --------------------
                                                                     FOR THE PERIOD
                                                                     MAY 31, 2000(1)
                                                                      TO AUGUST 31,
                                                                          2000
                                                                          ----
Net asset value at beginning of period.......................             $23.33
                                                                          ------
INVESTMENT OPERATIONS:
 Expenses in excess of income...                                         (0.02)
    Net realized and unrealized gain on investments and foreign
    currencies allocated from Top 50 Asia Portfolio................       0.48
                                                                          ----
    Increase from investment operations........................           0.46
                                                                          ----
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income....................              ---
    Distributions from net realized gains......................           ---
                                                                          ---
    Total Distributions............................................       ---
                                                                          ---
NET ASSET VALUE AT END OF PERIOD............................              $23.79
                                                                          ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)..................              1.97%
 RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                     $124
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...................................................        2.35%(4)
    Expenses in excess of income(3)...                                   (0.99)%(4)
    Portfolio turnover of Top 50 Asia Portfolio......                        48%

-------------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 2000.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

        Expenses to average net assets........................            3.54%(4)
        Expenses in excess of income to average net assets....           (2.18)%(4)

(4)  Annualized.

                                   DISTRIBUTOR
                             ICC DISTRIBUTORS, INC.


                                 TRANSFER AGENT
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202
                                 1-800-553-8080


                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                               250 W. Pratt Street
                            Baltimore, Maryland 21201


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                           Boston, Massachusetts 02116


                                  FUND COUNSEL
                           MORGAN, LEWIS & BOCKIUS LLP
                               1701 Market Street
                        Philadelphia, Pennsylvania 19103

    [LOGO] FLAG INVESTORS INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-








      Flag Investors - P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG
                             www.flaginvestors.com -
 -------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:
          - A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

          - The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

          - In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-8227                       TOP50APRO (01/01)

[LOGO] TOP 50 EUROPE FUND
CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
PROSPECTUS ______, 2001


























The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


OVERVIEW OF TOP 50 EUROPE FUND
Goal...........................................................................
Core Strategy..................................................................
Investments Policies and Strategies............................................
Principal Risks of Investing in the Fund.......................................
Who Should Consider Investing in the Fund......................................
Fund Performance...............................................................
Fees and Expenses of the Fund..................................................

A DETAILED LOOK AT TOP 50 EUROPE FUND

Objectives.....................................................................
Strategy.......................................................................
Principal Investments..........................................................
Investment Process.............................................................
Other Investments..............................................................
Risks..........................................................................
Management of the Fund.........................................................
Portfolio Managers.............................................................
Organizational Structure.......................................................
Administrator..................................................................
Calculating the Fund's Share Price.............................................
Dividends and Distributions....................................................
Tax Considerations.............................................................
Buying and Selling Shares......................................................
Sales Charges..................................................................
How to Choose the Class That Is Right for You..................................
Financial Highlights...........................................................

OVERVIEW

OF TOP 50 EUROPE FUND

GOAL: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income through its investment in the Top 50 Europe Portfolio.

CORE STRATEGY: The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Europe.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in the Top 50 Europe Portfolio of Flag Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and the Portfolio. The Fund generally owns equity securities of 50 companies. The investment advisor and sub-advisor (the `Advisors') seek investments in companies considered to be of outstanding quality in their particular field.

PRINCIPLE RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

-    Stocks the Advisor has selected could perform poorly.

-    The stock market could decline or underperform other investments.

- The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

- As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may under-perform the international equities markets.

- Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium sized company investing such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

- Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

- Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

- Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

- The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

- Economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Top 50 Europe Fund if you are seeking high capital appreciation and, secondarily reasonable dividend income and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies with a business focus in European countries. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Class A Shares (`Class A Shares'), Flag Investors Class B Shares (`Class B Shares') and Flag Investors Class C Shares (`Class C Shares') of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND PERFORMANCE

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                 CLASS A SHARES*
                          FOR YEARS ENDED DECEMBER 31,

         1998                          1999                       2000
         10.36%                       20.55%                      _____%

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

During the three-year period shown in the bar chart, the highest return for a quarter was _____% (quarter ended ____) and the lowest return for a quarter was _____% (quarter ended _______).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                           MSCI                           MSCI                              MSCI
                           CLASS A        EUROPE        CLASS B          EUROPE           CLASS C          EUROPE
                           SHARES(1)      INDEX(2)      SHARES(1)        INDEX(2)         SHARES(1)        INDEX(2)
                           -------        ------        --------         ------           -------          ------
Past One Year              _____%        _____%         _____%           ____%            ____%            ____%
Since Inception            _____%(3)     _____%(4)      _____%(5)        ____%(6)         ____%(7)         ____%(8)

----------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The MSCI Europe Index is a broad-based market index of European equity securities.
(3)  October 2, 1997.
(4)  As of September 30, 1997.
(5)  March 30, 1998.
(6)  As of March 30, 1998.
(7)  September 2, 1998.
(8)  As of August 31, 1998.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                               CLASS A         CLASS B           CLASS C
                                                                                SHARES          SHARES            SHARES
SHAREHOLDER FEES:                                                           INITIAL SALES    DEFERRED SALES    DEFERRED SALES
     (Fees paid directly from your investment)                                 CHARGE           CHARGE            CHARGE
                                                                            --------------  ----------------   ---------------
Maximum sales charge (load) imposed on purchases
(as percentage of offering price).....................................        5.50%              None              None
Maximum deferred sales charge (load)
(as a percentage of original purchase price
or redemption proceeds, whichever is lower)...........................        1.00%(1)          5.00%(2)          1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends...........         None              None              None
Redemption fee........................................................         None              None              None
Exchange fee..........................................................         None              None              None

ANNUAL FUND OPERATING EXPENSES (4):
      (expenses that are deducted from Fund assets)
Management fee........................................................        1.00%              1.00%            1.00%
Distribution and/or service (12b-1) fees (5)..........................        0.25%              1.00%            1.00%
Other expenses........................................................        2.61%              2.61%            2.61%
                                                                            ------            -------           ------
Total annual fund operating expenses
(before fee waivers and expense
reimbursements).......................................................        3.86%              4.61%            4.61%
Total fee waivers and reimbursements of fund expenses (6).............       (2.26)%            (2.26)%          (2.26)%
                                                                            -------           -------           -------
Total net annual fund operating expenses (after fee waivers and
     expense reimbursements)..........................................        1.60%              2.35%            2.35%
                                                                            =======           =======           =======

-------------------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled `Sales Charges-Redemption Price.')

(2) You will pay a deferred sales charge if you redeem your shares within six-years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven-years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled `Sales Charges-Redemption Price.')

(3) You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled `Sales
    Charges-Redemption Price.')

(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled `Organizational Structure'.)

(5) Aportion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through January 1, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                1 YEAR*        3 YEARS        5 YEARS      10 YEARS
                                                                                -------        -------        -------      --------
Class A Shares................................................                     $704          $1,484        $2,318        $4,665
Class B Shares................................................                     $738        $1,1,510        $2,434        $4,775
Class C Shares................................................                     $338          $1,210        $2,234        $5,040

You would pay the following expenses if you did not redeem your shares:

Class A Shares................................................                     $704          $1,484        $2,318        $4,665
Class B Shares................................................                     $238          $1,210        $2,234        $4,775
Class C Shares................................................                     $238        $1,1,210      $2,2,234        $5,040

------------------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

A DETAILED LOOK

AT TOP 50 EUROPE FUND

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located in or having a business focus (a majority of its profits or sales made) in European countries, including those that are members of the European Union, the Convention on the European Economic Area (CEEA), Poland, Switzerland, Slovakia, the Czech Republic and Hungary.

The Advisors are responsible for managing the Fund's investments. (See the section entitled `Management of the Fund'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

-    Strong market position within their market;

- Profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

- High quality management with an orientation toward strong, long-term earnings;

-    Long-range strategic plans in place; and

- Publicly-held with broad distribution of financial information related to their operations.

PRINCIPAL INVESTMENTS

The advent of the European Monetary Union (`EMU') has increased the importance of the European equity markets and allowed a broader allocation of investments among many countries rather than focusing investments in historically stable countries. The Fund tends to have a heavier weighting of its assets in German issuers, although this can change.

Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock and bonds with warrants. The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

INVESTMENT PROCESS

The Advisors seek to select companies with above-average potential for capital appreciation. The Advisors emphasize investments in companies that have clear strategic goals, that concentrate on their core businesses and whose management gives appropriate consideration to return on investment.

The Advisors target companies that are well positioned to take advantage of the introduction of the single European currency. The Advisors focus on stocks which meet their high standards in terms of management quality, earnings growth and shareholder-oriented information policies.

The Advisors may also select companies that have restructuring potential along with strong value-oriented management strategies.

The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings. The Advisors consider the geographic market focus of a company when considering it for investment.

In assessing which investments to sell, the Advisors consider the following factors, among others:

- Whether the company continues to meet the Fund's criteria for an initial investment in a security; and

- Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `DERIVATIVES' to protect its assets or increase its exposure to an asset class. The Fund primarily uses FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY TRANSACTIONS. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

Generally, a DERIVATIVE is a financial arrangement that derives its value from a traditional security (like a stock or bond) asset or index.

FUTURES and OPTIONS ON FUTURES CONTRACTS are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

FORWARD CURRENCY TRANSACTIONS are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add investment returns.

TEMPORARY DEFENSIVE POSITION. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

BELOW WE HAVE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

PRIMARY RISKS

MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including stocks held by the Fund.

STOCK SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Funds portfolio will decline in value.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect the overall performance more than if the Fund were diversified.

FOREIGN INVESTING RISK. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

- POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

- INFORMATION RISK. Financial reporting standards for companies based in foreign markets differ from those in the US and may present an incomplete or misleading picture of a foreign company compared to US standards.

- LIQUIDITY RISK. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

- REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

- CURRENCY RISK. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

MEDIUM-SIZED COMPANY RISK. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a medium-sized company's shares may be more difficult to sell.

EMERGING MARKETS RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and more vulnerable to capital flight.

SECONDARY RISKS

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices the securities might actually command if we sold them. If we have valued securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

FUTURES AND OPTIONS RISK. Although not one of its principal investment strategies, the Fund may invest in FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY CONTRACTS, which are types of derivatives. Risks associated with derivatives include:

- the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

- derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

- the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

EURO RISK. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of conversion to the euro on the Fund, the risks may include:

- changes in the relative strength and value of the US dollar or other major currencies;

- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

-    unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

INVESTMENT ADVISOR. Investment Company Capital Corp. (`ICCC'), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities.

INVESTMENT SUB-ADVISOR. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (`DWS') is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to receive an annual fee of 1.00% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through January 1, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $884.8 billion and 90,580 employees as of June 30, 2000, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (`DeAM Europe'), a company with limited liability organized under the laws of Germany. DeAM Europe subsidiaries include German-based DWS Investment GmbH (`DWS Investment') and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DeAM Europe subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management in excess of the equivalent of $103.4 billion as of June 30, 2000. DeAM Europe, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DeAM Europe is DWS Investment. Founded in 1956, DWS Investment is the largest mutual fund company in Germany, holding a 22.3% share of the German mutual fund market based on assets under management as of June 30, 2000. DeAM Europe and its subsidiaries are known in the financial market as `DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have received widespread industry recognition in Europe. For example, Standard & Poor's/Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards: 1994: best fund manager for one, three, and five-year periods; 1995: best fund manager for one, three, and five-year periods; 1996: best fund manager for three and five-year periods; 1997: best fund manager for three and five-year periods; 1998: best fund manager for one, three and five-year periods; 1999: best fund manager for one- and five-year periods. These awards were given to fund managers having ten or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutschemark (DM) terms and below-average volatility.

PORTFOLIO MANAGERS

DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ORGANIZATIONAL STRUCTURE

The Fund is a `feeder fund' that invests substantially all of its assets in the Top 50 Europe Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

ADMINISTRATOR

Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

CALCULATING THE FUND'S SHARE PRICE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. See the section entitled `Sales Charges' for details on how and when these charges may or may not be imposed.

The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00pm (Eastern Time), it could be earlier particularly on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange may be closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares.

The net asset value per share is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its `fair value' using procedures approved by the Fund's Board of Directors.

You may buy or redeem shares on any day the New York Stock Exchange is open for business (a `business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of annual dividends and to distribute net realized capital gains at least annually.

TAX CONSIDERATIONS

The following summary is based on current tax laws, which may change. The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state, local and foreign taxation, depending on your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gains distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

If you are a non-US investor in the Fund you may be subject to US withholding and estate tax and are encouraged to consult your tax advisor prior to investing in the Fund.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect the credit on your individual income tax return if this election is made.

More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

BUYING AND SELLING FUND SHARES

HOW TO BUY SHARES - -----------------------------------------------------------

You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

     You may buy Class A Shares unless you are a defined contribution plan with assets of $75 million or more. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

- If you are investing in an IRA account, your initial investment may be as low as $1,000.

- If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

- If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled `Automatic Investing Plan' for details.

- There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

INVESTING REGULARLY

     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES - --------------------------------------------------------

You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled `Telephone Transactions' for more information on this method of redemption.

     Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

- A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

- If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

- Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

- Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in-kind under certain circumstances.

     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS - -----------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any business day between the hours of 8:30am and 7:00pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

     If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES - ---------------------------------------------------------------

PURCHASE PRICE

     The price you pay to buy shares will be the Fund's offering price, which; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                CLASS A SALES
                                              CHARGE AS A % OF
                                              ----------------
                                         OFFERING         NET AMOUNT         CLASS B          CLASS C
AMOUNT OF PURCHASE                         PRICE           INVESTED       SALES CHARGE      SALES CHARGE
------------------                         -----           --------       ------------      ------------
Less than $  50,000...........             5.50%            5.82%             None              None
$50,000-  $  99,999...........             4.50%            4.71%             None              None
$100,000-$249,999.............             3.50%            3.63%             None              None
$250,000-$499,999.............             2.50%            2.56%             None              None
$500,000-$999,000.............             2.00%            2.04%             None              None
$1,000,000 and over...........             None              None             None              None

     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. See the section on entitled `Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.

     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

- If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

- If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see the section entitled `Purchases by Exchange' for a description of the conditions).

- If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

     -    If you are buying shares in any of the following types of accounts:

     -    A qualified retirement plan;

     -    A Flag Investors fund payroll savings plan program;

     - A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

     You may exchange Class A, Class B or Class C Shares of any other Flag Investors fund for an equal dollar amount of Class A, Class B or Class C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund Cash Reserve Prime Shares for shares of the Fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

                                REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                         SALES CHARGE AS A PERCENTAGE OF
                       THE DOLLAR AMOUNT SUBJECT TO CHARGE
                            (AS A % OF COST OR VALUE)
                            -------------------------
                                         CLASS A          CLASS B           CLASS C
YEAR SINCE PURCHASE                    SALES CHARGE      SALES CHARGE     SALES CHARGE
-------------------                    ------------      ------------     ------------
First..........................          1.00%*            5.00%             1.00%
Second.........................          0.50%*            4.00%             None
Third..........................           None             3.00%             None
Fourth.........................           None             3.00%             None
Fifth..........................           None             2.00%             None
Sixth..........................           None             1.00%             None
Seventh and Thereafter.........           None              None             None

* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

- If you are exchanging your shares for shares of another Flag Investors fund of the same class.

- If your redemption represents the minimum required distribution from an individual retirement account (IRA) or other retirement plan.

- If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

          - The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

          - Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

- If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU - -------------------------------

     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

     Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, it begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING

     The Fund has adopted plans under Rule 12b-1 that allow the it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.

The following financial information is for the fiscal year ended August 31, 2000. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche Top 50 Europe Fund.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A SHARES
                                                                   ----------------------------------------------------
                                                                     FOR THE YEAR      FOR THE YEAR    FOR THE PERIOD
                                                                        ENDED             ENDED        OCT. 2, 1997(1)
                                                                      AUGUST 31,        AUGUST 31,      TO AUGUST 31,
                                                                         2000              1999             1998
                                                                         ----              ----             ----
Net asset value at beginning of period .......................           $13.40            $13.03            $12.50
                                                                        -------            ------            ------
INVESTMENT OPERATIONS:
    Net investment income (expenses in excess of income) .....            (0.03)             0.04              0.02
    Net realized and unrealized gain on and foreign currencies allocated from
       Top 50 Europe Portfolio ...............................             3.10              0.33              0.51
                                                                        -------            ------            ------
    Increase from investment operations ......................             3.07              0.37              0.53
                                                                        -------            ------            ------
NET ASSET VALUE AT END OF PERIOD .............................           $16.47            $13.40            $13.03
                                                                        =======            ======            ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ...................            22.91%             2.84%             4.24%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's) ........................          $10,912            $3,796            $1,208
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3) ..............................................             1.60%             1.60%             1.60%(4)
    Net investment income (3) ................................             0.02%             0.44%             0.50%(4)
    Portfolio turnover of Top 50 Europe Portfolio ............               65%               61%               27%


---------------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets................................             3.86%             4.73%            16.53(4)
Expenses in excess of income to average net assets............            (2.24)%           (2.69)%          (14.43)%(4)

(4)  Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS B SHARES
                                                                   ----------------------------------------------------
                                                                        FOR THE         FOR THE YEAR    FOR THE PERIOD
                                                                       YEAR ENDED          ENDED           MAR. 30,
                                                                       AUGUST 31,        AUGUST 31,       1998(1) TO
                                                                         2000              1999           AUGUST 31,
                                                                         ----              ----             1998
                                                                                                            ----
INVESTMENT OPERATIONS:
    Net asset value at beginning of period ...................           $11.89            $11.65            $12.50
                                                                         ------            ------            ------
    Expenses in excess of income .............................            (0.12)            (0.04)            (0.01)
    Net realized and unrealized gain (loss) on investments and foreign currencies allocated from Top 50 Europe
    Portfolio ................................................             2.74              0.28             (0.84)
                                                                         ------            ------            ------
    Increase (decrease) from investment operations ...........             2.62              0.24             (0.85)
                                                                         ------            ------            ------
NET ASSET VALUE AT END OF PERIOD .............................           $14.51            $11.89            $11.65
                                                                         ======            ======            ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ...................            22.04%             2.06%            (6.80)%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's) ........................           $7,234            $6,395            $3,120
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3) ..............................................             2.35%             2.35%             2.35%(4)
    Expenses in excess of income(3) ..........................            (0.79)%           (0.46)%           (0.46)%(4)
    Portfolio turnover of Top 50 Europe Portfolio ............               65%               61%               27%

----------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets................................             4.61%             5.39%            17.28%(4)
   Expenses in excess of income to average net assets.........            (3.05)%           (3.50)%          (15.39%(4)

(4)   Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              CLASS C SHARES
                                                                   -------------------------------------
                                                                         FOR THE      FOR THE PERIOD
                                                                       YEAR ENDED    SEPT. 2, 1998(1)
                                                                        AUGUST 31,    TO AUGUST 31,
                                                                          2000             1999
                                                                       -----------   ----------------
Net asset value at beginning of period........................           $12.95           $12.50
                                                                         ------           ------
INVESTMENT OPERATIONS:
    Net investment income (expenses in excess of income)......            (0.13)            (0.03)
    Net realized and unrealized gain (loss) on investments,
        futures contracts and foreign currencies allocated from
        Top 50 Europe Portfolio...............................             2.98              0.48
                                                                         ------            ------
    Increase (decrease) from investment operations............             2.85              0.45
                                                                         ------            ------
NET ASSET VALUE AT END OF PERIOD..............................           $15.80            $12.95
                                                                         ======            ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)....................            22.01%             3.60%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $1,053              $967
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...............................................             2.35%             2.35%(4)
    Expenses in excess of income(3)...                                    (0.79)%           (0.31)%(4)
    Portfolio turnover of Top 50 Europe Portfolio.............               65%               61%

-------------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1999.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets................................             4.61%             5.97%(4)
Expenses in excess of income to average net assets............            (3.05)%           (3.93)%(4)

(4)   Annualized.

                                   DISTRIBUTOR
                             ICC DISTRIBUTORS, INC.


                                 TRANSFER AGENT
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202
                                 1-800-553-8080

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                               250 W. Pratt Street
                            Baltimore, Maryland 21201

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                  FUND COUNSEL
                           MORGAN, LEWIS & BOCKIUS LLP
                               1701 Market Street
                        Philadelphia, Pennsylvania 19103

     [LOGO] FLAG INVESTORS INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-



















      Flag Investors - P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG
                             www.flaginvestors.com -
        -----------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:


     - A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

     - The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     - In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-8227                      TOP50EPRO (01/01)

[LOGO] TOP 50 US FUND
CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
Prospectus ______, 2001



















The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW OF TOP 50 US FUND

Goal........................................................................
Core Strategy...............................................................
Investments Policies and Strategies.........................................
Principal Risks of Investing in the Fund....................................
Who Should Consider Investing in the Fund...................................
Fund Performance............................................................
Fees and Expenses of the Fund...............................................

A DETAILED LOOK AT TOP 50 US FUND

Objectives..................................................................
Strategy....................................................................
Principal Investments.......................................................
Investment Process..........................................................
Other Investments...........................................................
Risks.......................................................................
Management of the Fund......................................................
Portfolio Managers..........................................................
Organizational Structure....................................................
Administrator...............................................................
Calculating the Fund's Share Price..........................................
Dividends and Distributions.................................................
Tax Considerations..........................................................
Buying and Selling Shares...................................................
Sales Charges...............................................................
How to Choose the Class That Is Right for You...............................
Financial Highlights........................................................

OVERVIEW
OF TOP 50 US FUND

GOAL: The fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income through its investment in the Top 50 US Portfolio.

CORE STRATEGY: The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of US companies.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in the Top 50 US Portfolio of Flag Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. The Fund generally owns equity securities of 50 companies. The investment advisor and sub-advisor (the `Advisors') seek investments in companies considered to be of outstanding quality in their particular field.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

-    Stocks the Advisor has selected could perform poorly.

-    The stock market could decline or underperform other investments.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

- As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may under-perform the international equities markets.

- Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Top 50 US Fund if you are seeking high capital appreciation and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Class A Shares (`Class A Shares'), Flag Investors Class B Shares (`Class B Shares') and Flag Investors Class C Shares (`Class C Shares') of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND PERFORMANCE

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                 CLASS A SHARES*
                          FOR YEARS ENDED DECEMBER 31,

         1998                                        1999                                        2000
         33.88%                                      28.01%                                      ____%


The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

During the three-year period shown in the bar chart, the highest return for a quarter was ______% (quarter ended ____) and the lowest return for a quarter was ______% (quarter ended _______).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                           S&P                                      S&P                                   S&P
                  CLASS A SHARES (1)    500 INDEX (2)    CLASS B SHARES (1)      500 INDEX (2)     CLASS C SHARES (1)  500 INDEX (2)
                  ---------------       -----------      ---------------         -----------       ---------------     -----------


Past One Year         _____%             ______%             ______%               _____%               ______%         _____%
Since Inception       _____%(3)          ______%(4)          ______%(5)            _____%(6)            ______%(7)           %(8)

----------------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Standard & Poor's (S&P) 500 Index is a broad-based market index of US equity securities.
(3) October 2, 1997
(4) As of September 30, 1997.
(5) March 18, 1998
(6) As of March 31, 1998
(7) September 2, 1998
(8) As of August 31, 1998

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                 Class A            Class B          Class C
                                                                                 Shares             Shares            Shares
SHAREHOLDER FEES:                                                             Initial Sales     Deferred Sales    Deferred Sales
     (fees paid directly from your investment)                                   Charge             Charge            Charge
                                                                                 ------             ------            ------
Maximum sales charge (load) imposed on purchases (as percentage
     of offering price).....................................................     5.50%               None              None
Maximum deferred sales charge (load) ( as a percentage of original


                                       4

      purchase price  or redemption proceeds, whichever is lower)...........     1.00%(1)           5.00%(2)          1.00%(3)
Maximum sales charge (load) Imposed on reinvested dividends.................      None               None              None
Redemption fee..............................................................      None               None              None
Exchange fee................................................................      None               None              None

ANNUAL FUND OPERATING EXPENSES(4):
      (expenses that are deducted from Fund assets)
Management fee..............................................................     0.85%              0.85%            0.85%
Distribution and/or service (12b-1) fees(5).................................     0.25%              1.00%            1.00%
Other expenses..............................................................     3.71%              3.70%            3.68%
                                                                                 -----              -----            -----
Total annual fund operating expenses (before fee waivers and expense
     reimbursements)........................................................     4.81%              5.55%            5.53%
Total fee waivers and reimbursements of fund expenses(6),(7)................    (3.66)%            (3.65)%          (3.65)%
                                                                                -------            -------          -------
Total net annual fund operating expenses (after fee waivers and
     expense reimbursements)................................................     1.15%              1.90%            1.90%
                                                                                 =====              =====            =====

-------------------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See section entitled `Sales Charges - Redemption Price.')
(2) You will pay a deferred sales charge if you redeem your shares within six-years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven-years after your purchase, your Class B Shares automatically convert to Class A Shares. (See section entitled `Sales Charges-Redemption Price.')
(3) You will pay a deferred sales charge if you redeem your shares within one year after purchase. (See section entitled `Sales Charges-Redemption Price.')
(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See section entitled `Organizational Structure'.)
(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
(6) Restated to reflect current fee structure.

(7) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through January 1, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 YEAR*      3 YEARS       5 YEARS       10 YEARS
                                                                 -------      -------       -------       --------
Class A Shares................................................    $659         $1,571        $2,487        $4,793
Class B Shares................................................    $689         $1,587        $2,573        $4,839
Class C Shares................................................    $290         $1,284        $2,367         5,024
         You would pay the following expenses if you did
not redeem your shares:......................................
Class A Shares................................................    $659         $1,571        $2,487        $4,793
Class B Shares................................................    $189         $1,322        $2,373        $3,780
Class C Shares................................................    $190         $1,319        $2,367        $5,024

-----------------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


A DETAILED LOOK
AT TOP 50 US FUND

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of US companies.

The Advisors are responsible for managing the Fund's investments. (See the section entitled `Investment Advisor and Sub-Advisor'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

-    Strong market position within their market;

- Profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

- High quality management with an orientation toward strong, long-term earnings;

-    Long-range strategic plans in place; and

- Publicly-held with broad distribution of financial information related to their operations.

PRINCIPAL INVESTMENTS

The companies in which the Fund invests are primarily located or headquartered in the United States, but may also conduct a substantial part of their business outside the US. The Advisors emphasize investments in companies that dominate their markets and maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. The Advisors believe these companies are aggressive and tenacious. These companies are leading-edge corporations and have a strong attitude geared toward market share dominance.

Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock, and warrants. The Fund may invest only in publicly traded securities and may participate in initial public offerings from time to time.

INVESTMENT PROCESS

In selecting investments, the Advisors will also emphasize the market valuation of a company's earnings (ie, price/earnings or P/E ratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends is also an important factor in the portfolio management process.

In assessing which investments to sell, the Advisors consider the following factors, among others:

- Negative changes in those attributes used by the Advisors to assess whether a company is of outstanding quality, as described above;

-    A negative change in a company's earnings growth;

-    The size of a particular holding relative to the Fund's overall holdings;
     and

-    Whether the target price of a particular holding has been met.

The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund have their primary stock market listings or conduct a substantial part of their business.

The Advisors consider the geographic market focus of the Fund when considering companies for investment. Specifically, the Advisors assess the level of operations that various companies currently held by the Fund have in a country or region, and whether further investment in that region or country is desirable.

The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives of contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `DERIVATIVES' to protect its assets or increase its exposure to an asset class. The Fund primarily uses FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY TRANSACTIONS. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

Generally, a DERIVATIVE is a financial arrangement that derives its value from a traditional security (like a stock or bond) asset or index.

FUTURES and OPTIONS ON FUTURES CONTRACTS are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

FORWARD CURRENCY TRANSACTIONS are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add investment returns.

TEMPORARY DEFENSIVE POSITION. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

BELOW WE HAVE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

PRIMARY RISKS

MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including stocks held by the Fund.

STOCK SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Funds portfolio will decline in value.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect the overall performance more than if the Fund were diversified.

SECONDARY RISKS

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices the securities might actually command if we sold them. If we have valued securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

FUTURES AND OPTIONS RISK. Although not one of its principal investment strategies, the Fund may invest in futures, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY CONTRACTS, which are types of derivatives. Risks associated with derivatives include:

- the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

- derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

- the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

IPO RISK. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

INVESTMENT ADVISOR. Investment Company Capital Corp. (`ICCC'), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities.

INVESTMENT SUB-ADVISOR. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. Deutsche Asset Management, Inc. (`DeAM, Inc.') is the Portfolio's Sub-Advisor. The address for the Advisor and Sub-Advisor is 280 Park Avenue, New York, NY 10017.

The Advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through January 1, 2002: 1.15% for Class A Shares; 1.90% for Class B Shares; and 1.90% for Class C Shares.

The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $884.8 billion and 90,850 employees as of June 30, 2000, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

PORTFOLIO MANAGERS

Following are the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio that is the underlying investment of the Fund. Each portfolio manager has served as a manager of the Portfolio since October 1999.

Mr. Leo Grohowski has been a Vice President of DeAM, Inc. since July 1999. Mr. Grohowski joined Bankers Trust in 1996, where he served as the Managing Director and Head of Investment Management for the Trust and Investment Advisory Group through 1999. He is currently Chief Investment Officer of Deutsche Bank Private Banking and Head of Active Equities for Deutsche Asset Management Americas, supervising funds holding assets under management of $22.5 billion as of September 30, 2000. Mr. Grohowski was Chief Investment Officer and Managing Director of equity investments for HSBC Asset Management Americas from 1988 to 1996.

Mr. Owen Fitzpatrick has been a Vice President of DeAM, Inc. since March 2000. Mr. Fitzpatrick has 13 years experience in investment management. He joined Bankers Trust in 1995 as Director and Portfolio Manager for Deutsche Bank Private Banking and co-head of the Equity Strategy Group. Mr. Fitzpatrick supervises funds holding assets under management of $1.1 billion as of June 30, 1999. Mr. Fitzpatrick was a Vice President, Portfolio Manager and Research Analyst for Princeton Bank & Trust Company from 1991 to 1995. Mr. Fitzpatrick is a Chartered Financial Analyst.

ORGANIZATIONAL STRUCTURE

The Fund is a `feeder fund' that invests substantially all of its assets in the Top 50 US Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

ADMINISTRATOR

Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

CALCULATING THE FUND'S SHARE PRICE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. See the section entitled `Sales Charges' for details on how and when these charges may or may not be imposed.

The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00pm (Eastern Time), it could be earlier particularly on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday.

The net asset value per share is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its `fair value' using procedures approved by the Fund's Board of Directors. You may buy or redeem shares on any day the New York Stock Exchange is open for business (a `business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day the price you pay or receive will be based on the next business day's net asset value per share.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of annual dividends and to distribute net realized capital gains at least annually.

TAX CONSIDERATIONS

The following summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state, local and foreign taxation, depending on your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gains distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

If you are a non-U.S. investor in the Fund you may be subject to a U.S. withholding and estate tax and are encouraged to consult your tax advisor prior to investing in the Fund.

More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

BUYING AND SELLING FUND SHARES

HOW TO BUY SHARES - ------------------------------------------------------------

You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

     You may buy Class A Shares unless you are a defined contribution plan with assets of $75 million or more. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

     - If you are investing in an IRA account, your initial investment may be as low as $1,000.

     - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled `Automatic Investing Plan' for details.

     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

INVESTING REGULARLY

     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES - ---------------------------------------------------------

You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled `Telephone Transactions' for more information on this method of redemption.

     Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

     - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

     - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

     - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

     - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in-kind under certain circumstances.

     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS - -------------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any business day between the hours of 8:30am and 7:00pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

     If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES - ----------------------------------------------------------------

PURCHASE PRICE

     The price you pay to buy shares will be the Fund's offering price, which; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                          CLASS A SALES
                                         CHARGE AS A % OF
                                         ----------------
                                     OFFERING         NET AMOUNT         CLASS B          CLASS C
AMOUNT OF PURCHASE                     PRICE           INVESTED       SALES CHARGE      SALES CHARGE
------------------                     -----           --------       ------------      ------------
Less than $  50,000...............     5.50%            5.82%             None              None
$50,000-  $  99,999...............     4.50%            4.71%             None              None
$100,000-$249,999.................     3.50%            3.63%             None              None
$250,000-$499,999.................     2.50%            2.56%             None              None
$500,000-$999,000.................     2.00%            2.04%             None              None
$1,000,000 and over...............      None             None             None              None

     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. See the section on entitled `Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.

     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

     - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

     - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see the section entitled `Purchases by Exchange' for a description of the conditions).

     - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

     -    If you are buying shares in any of the following types of accounts:

          -    A qualified retirement plan;

          -    A Flag Investors fund payroll savings plan program;

          - A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

     You may exchange Class A, Class B or Class C Shares of any other Flag Investors fund for an equal dollar amount of Class A, Class B or Class C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund Cash Reserve Prime Shares for shares of the Fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

                                REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                               SALES CHARGE AS A PERCENTAGE OF
                                             THE DOLLAR AMOUNT SUBJECT TO CHARGE
                                                  (AS A % OF COST OR VALUE)
                                                  -------------------------
                                          CLASS A          CLASS B           CLASS C
YEAR SINCE PURCHASE                    SALES CHARGE      SALES CHARGE     SALES CHARGE
-------------------                    ------------      ------------     ------------
First............................         1.00%*            5.00%             1.00%
Second...........................         0.50%*            4.00%              None
Third............................          None             3.00%              None
Fourth...........................          None             3.00%              None
Fifth............................          None             2.00%              None
Sixth............................          None             1.00%              None
Seventh and Thereafter...........          None              None              None

* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

- If you are exchanging your shares for shares of another Flag Investors fund of the same class.

- If your redemption represents the minimum required distribution from an individual retirement account (IRA) or other retirement plan.

- If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

          - The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

          - Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

- If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU - --------------------------------

     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

     Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, it begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING

     The Fund has adopted plans under Rule 12b-1 that allow the it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

     This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report which is available upon request.

     The following financial information is for the fiscal year ended August 31, 2000. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as the Deutsche Top 50 US Fund.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A SHARES
                                                                   FOR THE YEAR      FOR THE YEAR    FOR THE PERIOD
                                                                      ENDED             ENDED        OCT. 2, 1997(1)
                                                                    AUGUST 31,        AUGUST 31,           TO
                                                                       2000              1999          AUGUST 31,
                                                                       ----              ----             1998
                                                                                                          ----
Net Asset Value at Beginning of Period..........................      $17.89            $12.62           $12.50
                                                                      ------            ------           ------
INVESTMENT OPERATIONS:
Expenses in excess of income....................................      (0.10)            (0.08)           (0.03)
    Net realized and unrealized gain on investments allocated
from Top 50 US Portfolio........................................       4.55              5.35             0.15
                                                                       ----              ----             ----
    Increase from investment operations.........................       4.45              5.27             0.12
                                                                       ----              ----             ----
NET ASSET VALUE AT END OF PERIOD................................      $22.34            $17.89           $12.62
                                                                      ======            ======           ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)......................      24.87%            41.76%            0.96%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                $10,784            $3,370           $2,056
RATIOS TO AVERAGE NET ASSETS:
    Expenses (3)................................................      1.31%              1.50%          1.50%(4)
    Expenses in excess of income(3).............................     (0.65)%            (0.52)%        (0.44)%(4)
    Portfolio turnover of Top 50 US Portfolio...................        68%                58%              24%

---------------------------
(1) Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets..................................    4.81%             5.71%            11.58%(4)
Expenses in excess of income to average net assets..............   (4.15)%           (4.73)%          (10.52)%(4)

(4) Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS B SHARES
                                                                     FOR THE YEAR     FOR THE YEAR      FOR THE PERIOD
                                                                        ENDED            ENDED         MAR. 18, 1998(1)
                                                                      AUGUST 31,       AUGUST 31,        TO AUGUST 31,
                                                                        2000             1999                1998
                                                                        ----             ----                ----

Net asset value at beginning of period............................     $15.44           $10.96              $12.50
                                                                       ------           ------              ------
INVESTMENT OPERATIONS:
    Expenses in excess of income..................................     (0.18)           (0.12)              (0.06)
    Net realized and unrealized gain (loss) on investments,             3.85             4.60               (1.48)
         allocated from Top 50 US Portfolio.......................     ------           ------              ------
    Increase (decrease) from investment operations................      3.67             4.48               (1.54)
NET ASSET VALUE AT END OF PERIOD..................................    $19.11           $15.44              $10.96
                                                                       ======           ======              ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)........................     23.77%           40.88%             (12.32)%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                  $4,576           $2,764               $436
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...................................................      2.09%            2.25%              2.25%(4)
    Expenses in excess of income)(3)..............................     (1.42)%          (1.30)%            (1.35)%(4)
    Portfolio turnover of Top 50 US Portfolio.....................       68%              58%                 24%

----------------------
(1) Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets..................................    5.55%             6.83%            12.33%(4)
Expenses in excess of income to average net assets..............    (4.88)%           (5.88)%          (11.43)%(4)

(4) Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS C SHARES
                                                                                      FOR THE PERIOD
                                                                     FOR THE YEAR        SEPT. 2,
                                                                        ENDED           1998(1) TO
                                                                      AUGUST 31,        AUGUST 31,
                                                                        2000               1999
                                                                        ----               ----

Net asset value at beginning of period............................     $16.83             $12.50
                                                                       ------             ------
INVESTMENT OPERATIONS:
    Expenses in excess of income..................................     (0.17)             (0.09)
    Net realized and unrealized gain on investments allocated
            from Top 50 US Portfolio..............................      4.20               4.42
                                                                        ----               ----
    Increase from investment operations...........................      4.03               4.33
                                                                        ----               ----
NET ASSET VALUE AT END OF PERIOD..................................     $20.86             $16.83
                                                                       ======             ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2).......................      23.95%             34.64%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                   $280               $136
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...................................................      2.07%             2.25%(4)
 ...Expenses in excess of income(3)...............................     (1.41)%           (1.31)%(4)
    Portfolio turnover of Top 50 US Portfolio.....................        68%                58%

-------------------------
(1) Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1999.
(3) Includes the Fund's allocated portion of the corresponding Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets....................................   5.53%             7.15%(4)
Expenses in excess of income to average net assets................   (4.87)%           (6.21)%(4)

(4) Annualized

                                DISTRIBUTOR
                                ICC DISTRIBUTORS, INC.


                                TRANSFER AGENT
                                INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                                Baltimore, Maryland 21202
                                1-800-553-8080


                                INDEPENDENT ACCOUNTANTS
                                PRICEWATERHOUSECOOPERS LLP
                                250 W. Pratt Street
                                Baltimore, Maryland 21201


                                CUSTODIAN
                                INVESTORS BANK & TRUST COMPANY
                                200 Clarendon Street
                                Boston, Massachusetts 02116


                                FUND COUNSEL
                                MORGAN, LEWIS & BOCKIUS LLP
                                1701 Market Street
                                Philadelphia, Pennsylvania 19103

                              [LOGO] Flag Investors













               P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG
                              www.flaginvestors.com

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semiannual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-8227                      TOP50USPRO (01/01)

[LOGO] TOP 50 WORLD FUND
CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
Prospectus ______, 2001

























The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW OF TOP 50 WORLD FUND

Goal............................................................................
Core Strategy...................................................................
Investments Policies and Strategies.............................................
Principal Risks of Investing in the Fund........................................
Who Should Consider Investing in the Fund.......................................
Fund Performance................................................................
Fees and Expenses of the Fund...................................................

A DETAILED LOOK AT TOP 50 WORLD FUND

Objectives......................................................................
Strategy........................................................................
Principal Investments...........................................................
Investment Process..............................................................
Other Investments...............................................................
Risks...........................................................................
Management of the Fund..........................................................
Portfolio Managers..............................................................
Organizational Structure........................................................
Administrator...................................................................
Calculating the Fund's Share Price..............................................
Dividends and Distributions.....................................................
Tax Considerations..............................................................
Buying and Selling Shares.......................................................
Sales Charges...................................................................
How to Choose the Class That Is Right for You...................................
Financial Highlights............................................................

OVERVIEW
--------
OF TOP 50 WORLD FUND

GOAL: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Top 50 World Portfolio.

CORE STRATEGY: The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) with significant emphasis on North America, Europe and Asia.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in the Top 50 World Portfolio of Flag Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. The Fund generally owns equity securities of 50 companies which are large, creditworthy companies renowned for the quality and wide acceptance of their products or services (`Blue Chip companies'). The investment advisor and sub-advisor (the `Advisors') seek investments in companies considered to be of outstanding quality in their particular field.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

-    Stocks the Advisor has selected could perform poorly.

-    The stock market could decline or underperform other investments.

- The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

- As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may under-perform the international equities markets.

- Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

- Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

- Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

- Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

- The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

- Economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Top 50 World Fund if you are seeking high capital appreciation and, secondarily, reasonable dividend income and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies throughout the world. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Class A Shares (`Class A Shares'), Flag Investors Class B Shares (`Class B Shares') and Flag Investors Class C Shares (`Class C Shares') of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND PERFORMANCE

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                  CLASS A SHARES*
                           FOR YEARS ENDED DECEMBER 31,

         1998                        1999                           2000
         27.71%                      30.50%                         ____%

The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

During the three-year period shown in the bar chart, the highest return for a quarter was _____% (quarter ended _____) and the lowest return for a quarter was ______% (quarter ended ________).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2000

                                                MSCI                                  MSCI
                                                WORLD                                WORLD
                      CLASS A SHARES(1)        INDEX(2)      CLASS B SHARES(1)      INDEX(2)
                      -----------------        --------      -----------------      --------
Past One Year               ____%               ____%            _____%              ____%
Since Inception             ____%(3)            ____%(4)         _____%(5)           ____%(6)

-------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(2) The MSCI World Index is a broad-based market index of foreign equity securities.

(3)  October 2, 1997.

(4)  As of September 30, 1997.

(5)  May 4, 1998.

(6)  As of April 30, 1998.

No performance information is provided for the Class C Shares because they were not offered prior to December 31, 1999. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                               Class A           Class B           Class C
                                                                                Shares            Shares            Shares
SHAREHOLDER FEES:                                                            Initial Sales     Deferred Sales    Deferred Sales
  (fees paid directly from your investment)                                     Charge            Charge            Charge
                                                                                ------            ------            ------
Maximum sales charge (load) imposed on purchases (as percentage
  of offering price) ...................................................         5.50%              None             None
Maximum deferred sales charge (load) ( as a percentage of original
  purchase price or redemption proceeds, whichever is lower) ...........         1.00%(1)          5.00%(2)         1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends ............          None              None             None
Redemption fee .........................................................          None              None             None
Exchange fee ...........................................................          None              None             None

ANNUAL FUND OPERATING EXPENSES(4):
  (expenses that are deducted from Fund assets)
Management fee .........................................................         1.00%             1.00%            1.00%
Distribution and/or service (12b-1) fees(5) ............................         0.25%             1.00%            1.00%
Other expenses .........................................................         5.00%             5.07%            6.24%
                                                                                -------           -------          -------
Total annual fund operating expenses (before fee waivers and expense
  reimbursements) ......................................................         6.25%             7.07%            8.24%
Total fee waivers and reimbursements of fund expenses(6) ...............        (4.65)%           (4.72)%          (5.89)%
                                                                                -------           -------          -------
Total net annual fund operating expenses (after fee waivers and
  expense reimbursements) ..............................................         1.60%             2.35%            2.35%
                                                                                 =====             =====            =====

-----------------------------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled `Sales Charges-Redemption Price.').

(2) You will pay a deferred sales charge if you redeem your shares within six-years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven-years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled `Sales Charges-Redemption Price.')

(3) You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled `Sales
     Charges-Redemption Price.')

(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled `Organizational Structure'.)

(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through January 1, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   1 YEAR*        3 YEARS       5 YEARS       10 YEARS
Class A Shares................................................      $704          $1,967        $3,318        $7,117
Class B Shares................................................      $738          $2,028        $3,499        $7,322
Class C Shares................................................      $338          $1,975        $3,805        $8,822


You would pay the following expenses if you did not redeem your shares:

Class A Shares................................................      $704          $1,967        $3,318        $7,117
Class B Shares................................................      $238          $1,728        $3,299        $7,322
Class C Shares................................................      $238          $1,975        $3,805        $8,822

-------------------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

A DETAILED LOOK
---------------
AT TOP 50 WORLD FUND

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of Blue Chip companies with significant emphasis on North America, Europe and Asia. European countries include those that are members of the European Union, the Convention on the European Economic Area (CEEA), Poland, Switzerland, Slovakia, the Czech Republic and Hungary. Asian equity securities are those of companies domiciled or with a business focus (a majority of its profits or sales made) in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. Some of the countries in which the Fund invests may be considered emerging market countries.

The Advisors are responsible for managing the Fund's investments. (See the section entitled `Management of the Fund'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

-    Strong market position within their market;

- Profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

- High quality management with an orientation toward strong, long-term earnings;

-    Long-range strategic plans in place; and

- Publicly-held with broad distribution of financial information related to their operations.

PRINCIPAL INVESTMENTS

Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock, and bonds with warrants. The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

INVESTMENT PROCESS

The Fund seeks global diversification, although there is no specific percentage limit on investments in a single country. The Fund invests in companies with a strong market position that are globally competitive, have outstanding growth potential and offer above-average opportunities to take advantage of one or more of the following global future trends (`megatrends'):

-    Strong population growth in emerging markets;

- Aging population in industrialized nations, leading to growing demands for the products and services of healthcare and related industries;

-    Transition to an information and communications society;

-    Growing demand for brand names;

-    Growing oil/energy consumption worldwide.

The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in their earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings. The Advisors will consider the geographic market focus of a company when considering it for investment.

In assessing which investments to sell, the Advisors consider the following factors, among others:

- Whether the company continues to meet the Fund's criteria for an initial investment in a security; and

- Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `DERIVATIVES' to protect its assets or increase its exposure to an asset class. The Fund primarily uses FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY TRANSACTIONS. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

Generally, a DERIVATIVE is a financial arrangement that derives its value from a traditional security (like a stock or bond) asset or index.

FUTURES and OPTIONS ON FUTURES CONTRACTS are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

FORWARD CURRENCY TRANSACTIONS are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add investment returns.

TEMPORARY DEFENSIVE POSITION. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

BELOW WE HAVE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

PRIMARY RISKS

MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including stocks held by the Fund.

STOCK SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Funds portfolio will decline in value.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect the overall performance more than if the Fund were diversified.

FOREIGN INVESTING RISK. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

- POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

- INFORMATION RISK. Financial reporting standards for companies based in foreign markets differ from those in the US and may present an incomplete or misleading picture of a foreign company compared to US standards.

- LIQUIDITY RISK. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

- REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

- CURRENCY RISK. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

MEDIUM-SIZED COMPANY RISK. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a medium-sized company's shares may be more difficult to sell.

EMERGING MARKETS RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and more vulnerable to capital flight.

SECONDARY RISKS

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices the securities might actually command if we sold them. If we have valued securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

FUTURES AND OPTIONS RISK. Although not one of its principal investment strategies, the Fund may invest in futures, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY CONTRACTS, which are types of derivatives. Risks associated with derivatives include:

- the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

- derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

- the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

EURO RISK. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of conversion to the euro on the Fund, the risks may include:

- changes in the relative strength and value of the US dollar or other major currencies;

- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

-    unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

INVESTMENT ADVISOR. Investment Company Capital Corp. (`ICCC'), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities.

INVESTMENT SUB-ADVISOR. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (`DWS') is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to receive an annual fee of 1.00% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through January 1, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $884.8 billion and 90,850 employees as of June 30, 2000, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (`DeAM Europe'), a company with limited liability organized under the laws of Germany. DeAM Europe subsidiaries include German-based DWS Investment GmbH (`DWS Investment') and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DeAM Europe subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management in excess of the equivalent of $103.4 billion as of June 30, 2000. DeAM Europe, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DeAM Europe is DWS Investment. Founded in 1956, DWS Investment is the largest mutual fund company in Germany, holding a 22.3% share of the German mutual fund market based on assets under management as of June 30, 2000. DeAM Europe and its subsidiaries are known in the financial market as `DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have received widespread industry recognition in Europe. For example, Standard & Poor's/Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards: 1994: best fund manager for one, three, and five-year periods; 1995: best fund manager for one, three, and five-year periods; 1996: best fund manager for three and five-year periods; 1997: best fund manager for three and five-year periods; 1998: best fund manager for one, three and five-year periods; and 1999: best fund manager for one- and five-year periods. These awards were given to fund managers having ten or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutschemark (DM) terms and below-average volatility.


PORTFOLIO MANAGERS

DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ORGANIZATIONAL STRUCTURE

The Fund is a `feeder fund' that invests substantially all of its assets in the Top 50 World Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

ADMINISTRATOR

Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

CALCULATING THE FUND'S SHARE PRICE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. See the section entitled `Sales Charges' for details on how and when these charges may or may not be imposed.

The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading on the New York Stock Exchange ordinarily closes at 4:00pm (Eastern Time), it could be earlier particularly on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange may be closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares.

The net asset value per share is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its `fair value' using procedures approved by the Fund's Board of Directors.

You may buy or redeem shares on any day the New York Stock Exchange is open for business (a `Business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business day's net asset value per share.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of annual dividends and to distribute net realized capital gains on at least annually.

TAX CONSIDERATIONS

The following summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state, local and foreign taxation, depending on your tax situation. If so, they are taxable whether or not your reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gains distributions until you being receiving your distributions from your retirement account. You should consult your tax-advisor regarding the rules governing your retirement plan.

If you are a non-US investor in the Fund you may be subject to a US withholding and estate tax and are encouraged to consult your tax advisor prior to investing in the Fund.

More information about taxes is in the Statement of Additional Information.

Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

BUYING AND SELLING FUND SHARES

HOW TO BUY SHARES - ------------------------------------------

You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

     You may buy Class A Shares unless you are a defined contribution plan with assets of $75 million or more. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

     - If you are investing in an IRA account, your initial investment may be as low as $1,000.

     - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled `Automatic Investing Plan' for details.

     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


INVESTING REGULARLY

     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES - --------------------------------------------

You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled `Telephone Transactions' for more information on this method of redemption.

     Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

     - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

     - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

     - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

     - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in-kind under certain circumstances.

     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS - ------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any business day between the hours of 8:30am and 7:00pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

     If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES - -----------------------------------------

PURCHASE PRICE

     The price you pay to buy shares will be the Fund's offering price, which; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                CLASS A SALES
                                              CHARGE AS A % OF
                                         ---------------------------
                                         OFFERING         NET AMOUNT         CLASS B          CLASS C
AMOUNT OF PURCHASE                         PRICE           INVESTED       SALES CHARGE      SALES CHARGE
------------------                         -----           --------       ------------      ------------
Less than $ 50,000 ..............          5.50%             5.82%            None              None
$50,000-  $ 99,999 ..............          4.50%             4.71%            None              None
$100,000-$249,999 ...............          3.50%             3.63%            None              None
$250,000-$499,999 ...............          2.50%             2.56%            None              None
$500,000-$999,000 ...............          2.00%             2.04%            None              None
$1,000,000 and over .............           None              None            None              None

     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. See the section on entitled `Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.

     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

     - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

     - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see the section entitled `Purchases by Exchange' for a description of the conditions).

     - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

     -    If you are buying shares in any of the following types of accounts:

          -    A qualified retirement plan;

          -    A Flag Investors fund payroll savings plan program;

          - A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

     You may exchange Class A, Class B or Class C Shares of any other Flag Investors fund for an equal dollar amount of Class A, Class B or Class C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund Cash Reserve Prime Shares for shares of the Fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                               SALES CHARGE AS A PERCENTAGE OF
                                             THE DOLLAR AMOUNT SUBJECT TO CHARGE
                                                  (AS A % OF COST OR VALUE)
                                                  -------------------------
                                          CLASS A          CLASS B           CLASS C
YEAR SINCE PURCHASE                    SALES CHARGE      SALES CHARGE     SALES CHARGE
-------------------                    ------------      ------------     ------------
First .............................       1.00%*            5.00%             1.00%
Second ............................       0.50%*            4.00%              None
Third .............................        None             3.00%              None
Fourth. ...........................        None             3.00%              None
Fifth .............................        None             2.00%              None
Sixth .............................        None             1.00%              None


                                       16

Seventh and Thereafter ............        None              None              None

* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

     - If you are exchanging your shares for shares of another Flag Investors fund of the same class.

     - If your redemption represents the minimum required distribution from an individual retirement account (IRA) or other retirement plan.

     - If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

          - The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

          - Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

- If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU - --------------------------------

     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

     Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, it begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING

     The Fund has adopted plans under Rule 12b-1 that allow the it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.

The following financial information is for the fiscal year ended August 31, 2000. The financial information for the year ended August 31, 1999 includes results for the Fund when it was known as the Deutsche Top 50 World Fund. Class C Shares were not offered to the public prior to May 31, 2000.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS A SHARES
                                                                     ---------------------------------------------------
                                                                     FOR THE YEAR      FOR THE YEAR       FOR THE PERIOD
                                                                        ENDED             ENDED         OCTOBER 2, 1997(1)
                                                                      AUGUST 31,        AUGUST 31,              TO
                                                                         2000              1999             AUGUST 31,
                                                                         ----              ----                1998
                                                                                                               ----
Net asset value at beginning of period .............................    $17.35            $12.35              $12.50
                                                                        ------            ------              ------
INVESTMENT OPERATIONS:
    Net investment income (expenses in excess of income) ...........     (0.09)             0.01                0.01
    Net realized and unrealized gain on investments and foreign
     currency allocated from Top 50 World Portfolio ................      2.34              5.18               (0.16)
                                                                          ----              ----               ------
    Increase (decrease) from investment operations                        2.25              5.19               (0.15)
                                                                          ----              ----               ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income ...........................       -                0.00(4)              -
    Distributions from net realized gains ..........................     (0.16)            (0.19)                -
                                                                         ------            ------                -
    Total Distributions ............................................     (0.16)            (0.19)                -
                                                                         ------            ------                -
NET ASSET VALUE AT END OF PERIOD ...................................    $19.44            $17.35              $12.35
                                                                        ======            ======              ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2) .........................     12.95%            42.19%              (1.20)%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's) ..............................    $3,236            $2,776                $181
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3) ....................................................      1.60%             1.60%               1.60%(5)
    Net investment income (expenses in excess of income)(3) ........     (0.49)%            0.13%               0.13%(5)
    Portfolio turnover of Top 50 World Portfolio ...................       101%               79%                125%

---------------------------
(1)  Commencement of operations.

(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.

(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:

Expenses to average net assets .....................................     6.25%        10.56%        127.49%(5)
Expenses in excess of income to average net assets .................    (5.14)%       (8.83)%      (125.76)%(5)

(4)  Amount rounds to less than $0.01.

(5)  Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS B SHARES
                                                                      FOR THE YEAR     FOR THE YEAR    FOR THE PERIOD
                                                                         ENDED            ENDED         MAY 4, 1998(1)
                                                                       AUGUST 31,       AUGUST 31,           TO
                                                                          2000             1999          AUGUST 31,
                                                                          ----             ----             1998
                                                                                                            ----
Net asset value at beginning of period .............................     $15.43           $11.08           $12.50
                                                                         ------           ------           ------
INVESTMENT OPERATIONS:
 Expenses in excess of income ......................................      (0.12)           (0.02)           (0.01)
    Net realized and unrealized gain (loss) on investments and
     foreign currency allocated from Top 50 World Portfolio ........       1.99             4.56            (1.41)
                                                                           ----             ----            ------
    Increase (decrease) from investment operations .................       1.87             4.54            (1.42)
                                                                           ----             ----            ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income ...........................        -               0.00(4)           -
    Distributions from net realized gains ..........................      (0.16)           (0.19)             -
                                                                          ------           ------             -
    Total Distributions ............................................      (0.16)           (0.19)             -
                                                                          ------           ------             -
    Net asset value at end of period. ..............................     $17.14           $15.43           $11.08
                                                                         ======           ======           ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2) .........................      12.10%           41.14%          (11.36)%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's) ..............................     $4,029           $2,131              $90
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3) ....................................................       2.35%            2.35%            2.35%(5)
 Expenses in excess of income(3) ...................................      (1.25)%          (0.64)%          (0.84)%(5)
    Portfolio turnover of Top 50 World Portfolio ...................        101%              79%             125%

----------------------
(1)  Commencement of operations.

(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.

(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets. ....................................     7.07%        12.29%       128.24%(5)
Expenses in excess of income to average net assets .................    (5.97%)      (10.58)%     (126.73)%(5)

(4)  Amount rounds to less than $0.01.

(5)  Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          CLASS C SHARES
                                                                         ----------------
                                                                          FOR THE PERIOD
                                                                          MAY 31, 2000(1)
                                                                                TO
                                                                            AUGUST 31,
                                                                               2000
                                                                               ----
Net asset value at beginning of period ................................       $16.44
                                                                              ------
INVESTMENT OPERATIONS:
 Expenses in excess of income .........................................        (0.01)
    Net realized and unrealized gain on investments and foreign
     currencies allocated from Top 50 World Portfolio .................         0.71
                                                                                ----
    Increase from investment operations ...............................         0.70
                                                                                ----
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized gains .............................          -
    Total Distributions ...............................................          -
NET ASSET VALUE AT END OF PERIOD ......................................       $17.14
                                                                              ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2) ............................         4.20%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's) .................................         $103
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3) .......................................................         2.35%(4)
    Expenses in excess of income(3) ...................................        (0.77)%(4)
    Portfolio turnover of Top 50 World Portfolio ......................          101%

-------------------------
(1)  Commencement of operations.

(2) Total Return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 2000.

(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets ........................................       8.24%(4)
Expenses in excess of income to average net assets ....................      (6.66)%(4)

(4)  Annualized.

                DISTRIBUTOR
                ICC DISTRIBUTORS, INC.


                TRANSFER AGENT
                INVESTMENT COMPANY CAPITAL CORP.
                One South Street
                Baltimore, Maryland 21202
                1-800-553-8080


                INDEPENDENT ACCOUNTANTS
                PRICEWATERHOUSECOOPERS LLP
                250 W. Pratt Street
                Baltimore, Maryland 21201


                CUSTODIAN
                INVESTORS BANK & TRUST COMPANY
                200 Clarendon Street
                Boston, Massachusetts 02116


                FUND COUNSEL
                MORGAN, LEWIS & BOCKIUS LLP
                1701 Market Street
                Philadelphia, Pennsylvania 19103

                              [LOGO] Flag Investors

















               P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG
                              www.flaginvestors.com

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semiannual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.





Investment Company Act File No. 811-8227                       TOP50WPRO (01/01)

[LOGO] EUROPEAN MID-CAP FUND
Class A Shares, Class B Shares and Class C Shares

Prospectus
______, 2001

































The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities nor has it passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW OF EUROPEAN MID-CAP FUND

Goal.......................................................................
Core Strategy..............................................................
Investments Policies and Strategies........................................
Principal Risks of Investing in the Fund...................................
Who Should Consider Investing in the Fund..................................
Fund Performance...........................................................
Fees and Expenses of the Fund..............................................

A DETAILED LOOK AT EUROPEAN MID-CAP FUND

Objectives.................................................................
Strategy...................................................................
Principal Investments......................................................
Investment Process.........................................................
Other Investments..........................................................
Risks......................................................................
Management of the Fund.....................................................
Portfolio Managers.........................................................
Organizational Structure...................................................
Administrator..............................................................
Historical Performance of Corresponding DWS Fund...........................
Calculating the Fund's Share Price.........................................
Dividends and Distributions................................................
Tax Considerations.........................................................
Buying and Selling Shares..................................................
Sales Charges..............................................................
How to Choose the Class That Is Right for You..............................
Financial Highlights.......................................................

OVERVIEW
OF EUROPEAN MID-CAP FUND



GOAL: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the European Mid-Cap Portfolio.

CORE STRATEGY: The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of European companies with market capitalizations of between $115 million and $19 billion.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in the European Mid-Cap Portfolio of Flag Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. The investment advisor and sub-advisor (the `Advisors') seek investments in companies believed to have higher than average growth rates for European companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

-    Stocks the Advisor has selected could perform poorly.

-    The stock market could decline or underperform other investments.

- The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

- As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may under-perform the international equities markets.

- Small or medium-sized company stock returns could trail stock market returns generally because of risks specific to small company investing such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

- Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

- Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

- Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

- The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

- Economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the European Mid-Cap Fund if you are seeking high capital appreciation and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies in a particular foreign country or region. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Class A Shares (`Class A Shares'), Flag Investors Class B Shares (`Class B Shares') and Flag Investors Class C Shares (`Class C Shares') of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND PERFORMANCE

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                 CLASS A SHARES*
                          FOR YEARS ENDED DECEMBER 31,
         1998                        1999                         2000
         24.98%                      28.83%                       ____%


*The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

During the three-year period shown in the bar chart, the highest return for a quarter was _______% (quarter ended ________) and the lowest return for a quarter was _________% (quarter ended ________).

      AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2000)


----------------------- ---------------- --------------- ---------------- --------------- ---------------- ---------------
                        CLASS A SHARES(1)    MDAX(2)     CLASS B SHARES(1)    MDAX(2)     CLASS C SHARES(1)    MDAX(2)
                        ---------------      -----       ---------------      -----       ---------------      -----
----------------------- ---------------- --------------- ---------------- --------------- ---------------- ---------------
Past  One  Year  . . .      _____%           _____%          ______%          _____%           ____%           ____%
----------------------- ---------------- --------------- ---------------- --------------- ---------------- ---------------
Since Inception . . .      ______%(3)       ______%(4)       ______%(5)       _____%(6)        ____%(7)        ____%(8)
----------------------- ---------------- --------------- ---------------- --------------- ---------------- ---------------

- --------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Midcap Index (`MDAX') is a broad-based market index of 70 mid-sized German companies with established operating histories.
(3)  October 17, 1997.
(4)  As of October 31, 1997.
(5)  March 30. 1998.
(6)  As of March 31, 1998.
(7)  September 2, 1998.
(8)  As of August 31, 1998.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                               Class A          Class B          Class C
                                                                                Shares          Shares            Shares
                                                                            Initial Sales   Deferred Sales    Deferred Sales
SHAREHOLDER FEES: (fees paid directly from your investment)                     Charge          Charge            Charge
                                                                                ------          ------            ------
Maximum sales charge (load) imposed on purchases (as percentage
     of offering price)...............................................          5.50%            None              None
Maximum deferred sales charge (load) (as a percentage of original
      purchase price  or redemption proceeds, whichever is lower).....          1.00%(1)         5.00%(2)          1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends...........          None             None              None
Redemption fee........................................................          None             None              None
Exchange fee..........................................................          None             None              None

ANNUAL FUND OPERATING EXPENSES(4):
      (expenses that are deducted from Fund assets)
Management fee........................................................          0.85%            0.85%            0.85%
Distribution and/or service (12b-1) fees(5)...........................          0.25%            1.00%            1.00%
Other expenses........................................................          1.42%            1.43%            1.43%
                                                                                -----            -----            -----
Total annual fund operating expenses (before fee waivers and expense
     reimbursements)..................................................          2.52%            3.28%            3.28%
Total fee waivers and reimbursements of fund expenses(6)..............         (0.92)%          (0.93)%          (0.93)%
                                                                               ------           -------          -------

Total net annual fund operating expenses (after fee waivers and
     expense reimbursements)..........................................          1.60%            2.35%            2.35%
                                                                                =====            =====            =====

----------

(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled `Sales Charges-Redemption Price.')

(2) You will pay a deferred sales charge if you redeem your shares within six-years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven-years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled `Sales Charges-Redemption Price.')

(3) You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled `Sales Charges-Redemption Price.')

(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (For further discussion of the relationship between the Fund and the Portfolio, see the section entitled `Organizational Structure'.)

(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through January 1, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 YEAR*      3 YEARS         5 YEARS        10 YEARS
                                                              -------      -------         -------        --------
Class A Shares...........................................      $704         $1,213          $1,758         $3,290
Class B Shares...........................................      $738         $1,229          $1,858         $3,381
Class C Shares...........................................      $338          $929           $1,658         $3,655

You would pay the following expenses if you did not
redeem your shares:......................................
Class A Shares...........................................      $704         $1,213          $1,758         $3,290
Class B Shares...........................................      $238          $929           $1,658         $3,381
Class C Shares...........................................      $238          $929           $1,658         $3,655

--------------------------------------------------------------------------------
*Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.



A DETAILED LOOK
AT EUROPEAN MID-CAP FUND

OBJECTIVES

The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objectives by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of European companies with market capitalizations of between $115 million and $19 billion. European countries include those that are members of the European Union, the Convention on the European Economic Area (CEEA), Poland, Switzerland, Slovakia, the Czech Republic and Hungary.

The Advisors are responsible for managing the Fund's investments. (See the section entitled `Investment Advisor and Sub-Advisor'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Advisors seek investments in companies believed to have higher than average growth rates for European companies. The Fund invests in companies with ideas and plans for new products, new services or new markets that offer the potential for fast growth with diversifiable risks.

PRINCIPAL INVESTMENTS

The Fund invests in companies that are characterized as small and mid-capitalization and are seeking equity capital to finance their growth. The Fund tends to have a heavier weighting of its assets in German issuers, although this could change. The Fund may also invest in securities in the initial public offering (`IPO') market.

INVESTMENT PROCESS

In assessing which investments to sell, the Advisors consider the following factors, among others:

- Whether the company continues to meet the Fund's criteria for an initial investment in a security; and

- Negative changes in the economy or the company's business that impact the attractiveness of the security as an investment.

          The Advisors may also use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INESTMENTS

The Fund may invest in various instruments commonly known as `DERIVATIVES' to protect its assets or increase its exposure to an asset class. The Fund primarily uses FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY TRANSACTIONS. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

Generally, a DERIVATIVE is a financial arrangement that derives its value from a traditional security (like a stock or bond) asset or index.

FUTURES and OPTIONS ON FUTURES CONTRACTS are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

FORWARD CURRENCY TRANSACTIONS are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add investment returns.

TEMPORARY DEFENSIVE POSITION. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

BELOW WE HAVE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

PRIMARY RISKS

MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including stocks held by the Fund.

STOCK SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Funds portfolio will decline in value.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect the overall performance more than if the Fund were diversified.

FOREIGN INVESTING RISK. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

- POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

- INFORMATION RISK. Financial reporting standards for companies based in foreign markets differ from those in the US and may present an incomplete or misleading picture of a foreign company compared to US standards.

- LIQUIDITY RISK. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

- REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

- CURRENCY RISK. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

SMALL AND MEDIUM-SIZED COMPANY RISK. To the extent that the Fund invests in small and medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on small- and medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of small and medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a small or medium-sized company's shares may be more difficult to sell.

IPO RISK. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.

EMERGING MARKETS RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and more vulnerable to capital flight.

SECONDARY RISKS

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices the securities might actually command if we sold them. If we have valued securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

FUTURES AND OPTIONS RISK. Although not one of its principal investment strategies, the Fund may invest in FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY CONTRACTS, which are types of derivatives. Risks associated with derivatives include:

- the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

- derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

- the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

EURO RISK. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of conversion to the euro on the Fund, the risks may include:

- changes in the relative strength and value of the US dollar or other major currencies;

- adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

-    unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

INVESTMENT ADVISOR. Investment Company Capital Corp. (`ICCC'), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities.

INVESTMENT SUB-ADVISOR. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (`DWS') is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through January 1, 2002: 1.60% for Class A Shares; and 2.35% for Class B Shares; and 2.35% for Class C Shares.

The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $884.8 billion and 90,850 employees as of June 30, 2000, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (`DeAM Europe'), a company with limited liability organized under the laws of Germany. DeAM Europe subsidiaries include German-based DWS Investment GmbH (`DWS Investment') and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DeAM Europe subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management in excess of the equivalent of $103.4 billion as of June 30, 2000. DeAM Europe, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DeAM Europe is DWS Investment. Founded in 1956, DWS Investment is the largest mutual fund company in Germany, holding a 22.3% share of the German mutual fund market based on assets under management as of June 30, 2000. DeAM Europe and its subsidiaries are known in the financial market as `DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have received widespread industry recognition in Europe. For example, Standard & Poor's/Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards: 1994: best fund manager for one, three, and five-year periods; 1995: best fund manager for one, three, and five-year periods; 1996: best fund manager for three and five-year periods; 1997: best fund manager for three and five-year periods; 1998: best fund manager for one, three and five-year periods; 1999: best fund manager for one- and five-year periods These awards were given to fund managers having ten or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutschemark (DM) terms and below-average volatility.

PORTFOLIO MANAGERS

DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has five members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ORGANIZATIONAL STRUCTURE

The Fund is a `feeder fund' that invests substantially all of its assets in the European Mid-Cap Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.

The Fund invests in an underlying Portfolio, the European Mid-Cap Portfolio. This underlying Portfolio (and therefore the Fund) is designed to produce investment results substantially the same as Provesta, which is also a German-registered mutual fund (the `DWS Fund'). Provesta is the only fund managed by DWS which has substantially similar investment objectives and strategies as the Fund. The Portfolio seeks to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of the DWS Fund. The Advisor manages the investment operations of the Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the DWS Fund. Also, the investment objectives, policies and restrictions of the DWS Fund are the same as those of the Portfolio except as noted (See section entitled `Historical Performance of Corresponding DWS Fund'.)

ADMINISTRATOR

Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

HISTORICAL PERFORMANCE OF CORRESPONDING DWS FUND

Information about the performance of the Fund and the DWS Fund is set forth below. Despite the similarity in investment objectives, policies and restrictions, investment staff and portfolio managers, the DWS Fund is a separate fund and you should not assume that the Fund will have the same future performance as the DWS Fund. The DWS Fund operates under the German regulatory and tax framework. The Fund and the Portfolio operate under the US regulatory and tax framework. Each has different diversification requirements, specific tax restrictions and investment limitations. Since the historical performance of the DWS Fund would not have been materially affected by the differences in the regulation of mutual funds under US federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Fund and the Portfolio going forward. The past performance of the DWS Fund is not predictive of the future performance of the Fund or the Portfolio.

The following table shows the actual total return for the Class A Shares of the Fund for the period from the commencement of operations on October 17, 1997 to September 30, 2000, and for the one-year period ended August 31, 2000. The Fund and the Portfolio did not have operating or performance history prior to that time.

Below the Fund's performance within the same table are the average annualized total returns for the DWS Fund for the one, three, five and ten-year periods ended September 30, 2000. The performance of the Fund and the DWS Fund are accompanied by total returns for securities indices believed by the Advisor to be suitable for performance comparisons.

These figures are unaudited and are based on the actual unadjusted investment performance (net of fees and expenses) of the DWS Fund with the adjustments indicated below. The figures for the DWS Fund and the indices were not adjusted to reflect the expense ratios of the Fund which are higher than the actual expenses of the DWS

Fund (which bears a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.

EUROPEAN MID-CAP FUND AS COMPARED TO THE DWS FUND(1)

Average Annual Total Return for the Periods Ended September 30, 2000.

                ----------------------------- ----------------------------- ---------------------
                                                 HISTORICAL PERFORMANCE
                                                  BASED IN US DOLLARS
                                                      (UNAUDITED)
                ----------------------------- ------------- --------------- ---------------------

                                                With Sales   Without Sales        MDAX Index
                European Mid-Cap Fund             Load(2)       Load(3)      (In US Dollars )(4)
                ----------------------------- ------------- --------------- ---------------------
                One Year...................        30.94%         38.56%             0.19%
                ----------------------------- ------------- --------------- ---------------------
                October 17, 1997 -
                September 30, 2000......           16.68%         19.12%             1.75%
                ----------------------------- ------------- --------------- ---------------------
                DWS FUND(1)
                ----------------------------- ------------- --------------- ---------------------
                One Year..................          36.4%          41.8%             0.19%
                ----------------------------- ------------- --------------- ---------------------
                Three Year................          19.3%          20.9%              0.9%
                ----------------------------- ------------- --------------- ---------------------
                Five Year..................         19.2%          20.1%             20.1%
                ----------------------------- ------------- --------------- ---------------------
                Ten Year...................         16.2%          16.7%             77.7%
                ----------------------------- ------------- --------------- ---------------------

(1) Net Assets as of 8/31/00 were DM 1,424 million ($640 million). The DWS Fund began investment operations on July 11, 1985.
(2) Adjusted to reflect deduction of the maximum sales charge of 5.50% applicable to Class A Shares.
(3) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See the section entitled `Sales Charges.'
(4) The Midcap Index (`MDAX') is a broad-based market index of 70 mid-sized German companies with established operating histories.

The above results are total returns calculated in US dollars based on the month-end prevailing conversion rate of DM to US dollars. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the DWS Fund shown above, the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment -- Gesellschaften (Association of German Fund Companies)
(BVI). The BVI method measures total return by comparing the net asset value per share of a fund in Deutschemarks at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent US dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments:

     (1) The credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Fund (but the effect of corporate income taxes incurred by the DWS Fund was not eliminated); and

     (2) The Deutschemark returns (including capital gains and income) were converted to US dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the second column, `Without Sales Load.' The first column, `With Sales Load,' made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

It is not expected that there will be any material differences in the securities held by the Portfolio and the DWS Fund and thus the investment characteristics of the Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of the DWS Fund. Consequently, there is no regulatory or tax difference between the Portfolio and the DWS Fund that would be expected to have a material effect on the investment performance of the Portfolio as compared to the DWS Fund.

CALCULATING A FUND'S SHARE PRICE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. See the section entitled `Sales Charges' for details on how and when these charges may or may not be imposed.

The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00pm (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange may be closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares.

The net asset value per share is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its `fair value' using procedures approved by the Fund's Board of Directors.

You may buy or redeem shares on any day the New York Stock Exchange is open for business (a `Business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business day's net asset value per share.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of annual dividends and to distribute net realized capital gains at least annually.

TAX CONSIDERATIONS

The following summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state, local and foreign taxation, depending on your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gains distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

If you are a non-US investor in the Fund you may be subject to US withholding and estate tax and are encouraged to consult your tax advisor prior to investing in the Fund.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund. The Fund will provide you with the necessary information to reflect the credit on your individual income tax return if this election is made.

More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

BUYING AND SELLING FUND SHARES

HOW TO BUY SHARES - -------------------------------------

You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

         You may buy Class A Shares unless you are a defined contribution plan with assets of $75 million or more. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

         Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

     - If you are investing in an IRA account, your initial investment may be as low as $1,000.

     - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled `Automatic Investing Plan' for details.

     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


INVESTING REGULARLY

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

          SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES - ----------------------------------

You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled `Telephone Transactions' for more information on this method of redemption.

         Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

          - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

          - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

          - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

          - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in-kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS - --------------------------------

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any business day between the hours of 8:30am and 7:00pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

         If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES - -----------------------------------------

PURCHASE PRICE

         The price you pay to buy shares will be the Fund's offering price, which; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                CLASS A SALES
                                              CHARGE AS A % OF
                                              ----------------
                                         OFFERING         NET AMOUNT         CLASS B          CLASS C
AMOUNT OF PURCHASE                         PRICE           INVESTED       SALES CHARGE      SALES CHARGE
------------------                         -----           --------       ------------      ------------
Less than $  50,000...........              5.50%            5.82%             None              None
$50,000-  $  99,999...........              4.50%            4.71%             None              None
$100,000-$249,999.............              3.50%            3.63%             None              None
$250,000-$499,999.............              2.50%            2.56%             None              None
$500,000-$999,000.............              2.00%            2.04%             None              None
$1,000,000 and over...........              None             None              None              None

         Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. See the section on entitled `Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.

         The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

         RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

         PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

          - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

          - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see the section entitled `Purchases by Exchange' for a description of the conditions).

          - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

          - If you are buying shares in any of the following types of accounts:

               -    A qualified retirement plan;

               -    A Flag Investors fund payroll savings plan program;

               - A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

         You may exchange Class A, Class B or Class C Shares of any other Flag Investors fund for an equal dollar amount of Class A, Class B or Class C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund Cash Reserve Prime Shares for shares of the Fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

          The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                               SALES CHARGE AS A PERCENTAGE OF
                                             THE DOLLAR AMOUNT SUBJECT TO CHARGE
                                                  (AS A % OF COST OR VALUE)
                                                  -------------------------
                                          CLASS A          CLASS B           CLASS C
YEAR SINCE PURCHASE                    SALES CHARGE      SALES CHARGE     SALES CHARGE
-------------------                    ------------      ------------     ------------
First.............................         1.00%*            5.00%             1.00%
Second............................         0.50%*            4.00%             None
Third.............................          None             3.00%             None
Fourth............................          None             3.00%             None
Fifth.............................          None             2.00%             None
Sixth.............................          None             1.00%             None
Seventh and Thereafter............          None             None              None

* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

- If you are exchanging your shares for shares of another Flag Investors fund of the same class.

- If your redemption represents the minimum required distribution from an individual retirement account (IRA) or other retirement plan.

- If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

          - The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

          - Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

- If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU - --------------------------------

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

         If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

         Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, it begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

         Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING

         The Fund has adopted plans under Rule 12b-1 that allow the it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

The following financial information is for the fiscal year ended August 31, 2000. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche European Mid-Cap Fund.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                     CLASS A SHARES
                                                                    -------------------------------------------------
                                                                                                       FOR THE PERIOD
                                                                    FOR THE YEAR      FOR THE YEAR       OCTOBER 17,
                                                                       ENDED             ENDED             1997(1)
                                                                     AUGUST 31,        AUGUST 31,       TO AUGUST 31,
                                                                        2000              1999              1998
                                                                        ----              ----              ----
Net asset value at beginning of period.......................          $15.28            $14.22            $12.50
                                                                       ------            ------            ------
INVESTMENT OPERATIONS:
 Expenses in excess of income...                                       (0.14)            (0.01)             0.01
                                                                       ------            ------             ----
    Net realized and unrealized gain on investments and foreign
        currencies allocated from European Mid-Cap Portfolio            7.09              1.26              1.71
                                                                        ----              ----              ----
    Increase from investment operations......................           6.95              1.25              1.72
                                                                        ----              ----              ----
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized gains....................          (0.14)            (0.19)             ----
                                                                       ------            ------             ----
    Total Distributions......................................          (0.14)            (0.19)             ----
                                                                       ------            ------             ----
 NET ASSET VALUE AT END OF PERIOD............................          $22.09            $15.28            $14.22
                                                                       ======            ======            ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)...................          45.73%             8.86%            13.76%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                 $23,536           $13,907           $2,402
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)..............................................          1.60%             1.60%           1.60%(4)
    Net investment (expenses in excess of) income(3).........         (0.78)%           (0.10)%          0.23%(4)
    Portfolio turnover of European Mid-Cap Portfolio.........           72%               89%               82%

---------------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets.......................    2.52%      4.12%      18.86%(4)
Expenses in excess of income to average net assets...   (1.70)%    (2.62)%    (17.03)%(4)

(4)  Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       CLASS B SHARES
                                                                    -------------------------------------------------
                                                                       FOR THE      FOR THE YEAR     FOR THE PERIOD
                                                                     YEAR ENDED         ENDED       MARCH 30, 1998(1)
                                                                     AUGUST 31,      AUGUST 31,       TO AUGUST 31,
                                                                        2000            1999              1998
                                                                        ----            ----              ----
Net asset value at beginning of period.........................        $13.37          $12.55            $12.50
                                                                       ------          ------            ------
INVESTMENT OPERATIONS:
    Expenses in excess of income.....                                  (0.20)          (0.11)            (0.02)
                                                                       ------          ------            ------
    Net realized and unrealized gain on investments and foreign
       currencies allocated from European Mid-Cap Portfolio...          6.09            1.12              0.07
                                                                        ----            ----              ----
    Increase from investment operations                                 5.89            1.01              0.05
                                                                        ----            ----              ----
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized gains......................        (0.14)          (0.19)             ----
                                                                       ------          ------             ----
    Total Distributions........................................        (0.14)          (0.19)              ---
                                                                       ------          ------              ---
 NET ASSET VALUE AT END OF PERIOD..............................        $19.12          $13.37            $12.55
                                                                       ======          ======            ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2).....................        44.32%           8.12%             0.40%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                 $12,656         $6,940            $4,287
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)................................................         2.35%           2.35%           2.35%(4)
    Expenses in excess of income(3)...                                 (1.53)%         (1.06)%         (0.70)%(4)
    Portfolio turnover of European Mid-Cap Portfolio                     72%             89%               82%

----------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets........................     3.28%             4.37%          19.61%(4)
Expenses in excess of income to average net assets....    (2.46)%           (3.08)%        (17.96)%(4)

(4)  Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS C SHARES
                                                                    ----------------------------------------
                                                                         FOR THE             FOR THE PERIOD
                                                                       YEAR ENDED         SEPTEMBER 2, 1998(1)
                                                                       AUGUST 31,            TO AUGUST 31,
                                                                          2000                    1999
                                                                          ----                    ----
Net asset value at beginning of period.......................           $13.57                   $12.50
                                                                        ------                   ------
INVESTMENT OPERATIONS:
    Net investment income (expenses in excess of income)...             (0.18)                   (0.06)
                                                                        ------                   ------
    Net realized and unrealized gain on investments and foreign
        currencies allocated from European Mid-Cap Portfolio...          6.18                     1.32
                                                                         ----                     ----
    Increase from investment operations........................          6.00                     1.26
                                                                         ----                     ----
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized gains......................         (0.14)                   (0.19)
                                                                        ------                   ------
    Total Distributions............................................     (0.14)                   (0.19)
                                                                        ------                   ------
 NET ASSET VALUE AT END OF PERIOD...............................        $19.43                   $13.57
                                                                        ======                   ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)..................            44.42%                   10.15%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                   $3,598                   $1,698
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...................................................       2.35%                   2.35%(4)
    Expenses in excess of income(3)...                                  (1.52)%                 (0.73)%(4)
    Portfolio turnover of European Mid-Cap Portfolio                      72%                      89%

-------------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1999.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

Expenses to average net assets........................      3.28%           4.89%(4)
Expenses in excess of income to average net assets....     (2.45)%         (3.27)%(4)

(4)  Annualized .

                                   DISTRIBUTOR
                             ICC DISTRIBUTORS, INC.


                                 TRANSFER AGENT
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202
                                 1-800-553-8080


                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                               250 W. Pratt Street
                            Baltimore, Maryland 21201


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                           Boston, Massachusetts 02116


                                  FUND COUNSEL
                           MORGAN, LEWIS & BOCKIUS LLP
                               1701 Market Street
                        Philadelphia, Pennsylvania 19103

[LOGO] FLAG INVESTORS INVESTING WITH A DIFFERENCE-REGISTERED TRADEMARK-



















      Flag Investors - P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG
                             www.flaginvestors.com -
           ---------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:
          - A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

          - The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

          - In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-8227                          EMCPRO (01/01)

[LOGO] JAPANESE EQUITY FUND
CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES

PROSPECTUS ______, 2001


























The Securities and Exchange Commission (SEC) has neither approved nor disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW OF JAPANESE EQUITY FUND

Goal........................................................................
Core Strategy...............................................................
Investments Policies and Strategies.........................................
Principal Risks of Investing in the Fund....................................
Who Should Consider Investing in the Fund...................................
Fund Performance............................................................
Fees and Expenses of the Fund...............................................

A DETAILED LOOK AT JAPANESE EQUITY FUND

Objective...................................................................
Strategy....................................................................
Investment Process..........................................................
Other Investments...........................................................
Risks.......................................................................
Management of the Fund......................................................
Portfolio Managers..........................................................
Organizational Structure....................................................
Administrator...............................................................
Calculating the Fund's Share Price..........................................
Dividends and Distributions.................................................
Tax Considerations..........................................................
Buying and Selling Shares...................................................
Sales Charges...............................................................
How to Choose the Class That Is Right for You...............................
Financial Highlights........................................................

OVERVIEW
--------
OF JAPANESE EQUITY FUND


Goal: The Fund seeks high capital appreciation through its investments in the Japanese Equity Portfolio.

CORE STRATEGY: The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Japan.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in the Japanese Equity Portfolio of Flag Investors Portfolios Trust (the `Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and the Portfolio.

PRINICPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

-    Stocks the Advisor has selected could perform poorly.

-    The stock market could decline or underperform other investments.

- The stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

- As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may under-perform the international equities markets.

- Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

- Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

- Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

- Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

- Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

- The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Japanese Equity Fund if you are seeking high capital appreciation and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies in a particular foreign country or region. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Class A Shares (`Class A Shares'), Flag Investors Class B Shares (`Class B Shares') and Flag Investors Class C Shares (`Class C Shares') of the Fund. These separate classes give you a choice of sales charges and Fund expenses. (See the section entitled `Sales Charges'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

FUND PERFORMANCE

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                 CLASS A SHARES*
                          FOR YEARS ENDED DECEMBER 31,

        1998                          1999                          2000
        4.70%                         169.29%                       ____%

*The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

During the three-year period shown in the bar chart, the highest return for a quarter was _____% (quarter ended _____) and the lowest return for a quarter was ______% (quarter ended _____).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2000

                                              MSCI JAPAN       SINCE        MSCI JAPAN
                                  1 YEAR       INDEX(3)     INCEPTION(1)     INDEX(3)
          Class A Shares(2)       _____%       _______%        ______%       ______%(4)
          Class B Shares(2)       _____%       _______%        ______%      _______%(5)
          Class C Shares(2)          N/A            N/A            N/A             N/A

-------------

(1) Class A Shares: October 20, 1997
    Class B Shares: August 10, 1998
    Class C Shares: May 31, 2000
(2) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(3) The MSCI Japan Index is a broad-based market index of equity securities listed on the Tokyo Stock Exchange.
(4) As of October 31, 1997
(5) As of August 31, 1998

No performance information is provided for the Class C Shares because they have been offered only for three-months. However, the performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                  Class A           Class B          Class C
                                                                                   Shares           Shares            Shares
SHAREHOLDER FEES:                                                              Initial Sales    Deferred Sales    Deferred Sales
  (fees paid directly from your investment)                                        Charge           Charge            Charge
                                                                                   ------           ------            ------
Maximum sales charge (load) imposed on purchases (as
  percentage of offering price)....................................                5.50%             None              None
Maximum deferred sales charge (load) ( as a percentage of
  original purchase price or redemption proceeds,
  whichever is lower)..............................................                1.00%(1)         5.00%(2)          1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends........                 None             None              None
Redemption fee.....................................................                 None             None              None
Exchange fee.......................................................                 None             None              None

ANNUAL FUND OPERATING EXPENSES(4):
  (expenses that are deducted from Fund assets)
Management fee.....................................................                 0.85%             0.85%            0.85%
Distribution and/or service (12b-1) fees(5)........................                 0.25%             1.00%            1.00%
Other expenses.....................................................                 3.22%             3.50%            6.89%
                                                                                    -----             -----            -----
Total annual fund operating expenses (before fee waivers
  and expense reimbursements)......................................                 4.32%             5.35%            8.74%
Total fee waivers and reimbursements of fund expenses(6)...........                (2.72)%           (3.00)%          (6.39)%
                                                                                   -------           -------          -------
Total net annual fund operating expenses (after fee
  waivers and expense reimbursements)(6)........................................    1.60%             2.35%            2.35%
                                                                                    =====             =====            =====

---------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled `Sales Charges-Redemption Price.')

(2) You will pay a deferred sales charge if you redeem your shares within six-years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven-years after your purchase, your Class B Shares automatically convert to Class A Shares. (See the section entitled `Sales Charges-Redemption Price.')

(3) You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled `Sales
    Charges-Redemption Price.')

(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled `Organizational Structure'.)

(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

(6) The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through January 1, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as `Total net annual fund operating expenses (after fee waivers and expense reimbursements).'

EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 YEAR*      3 YEARS        5 YEARS       10 YEARS
                                                                 -------      -------        -------       --------
Class A Shares........................................            $704         $1,577         $2,511        $5,137
Class B Shares........................................            $738         $1,666         $2,754        $5,443
Class C Shares........................................            $338         $2,080         $4,021        $9,343


You would pay the following expenses if you did not
redeem your shares:...................................
Class A Shares........................................            $704         $1,577         $2,511        $5,137
Class B Shares........................................            $238         $1,366         $2,554        $5,443
Class C Shares........................................            $238         $2,080         $4,021        $9,343

-------------
*Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year one only.

Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled `Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

A DETAILED LOOK
---------------
AT JAPANESE EQUITY FUND

OBJECTIVE

The Fund seeks high capital appreciation through its investment in the Portfolio. The Fund, through the Portfolio, seeks to achieve its objective by investing at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Japan.

The Advisors are responsible for managing the Fund's investments. (See the section entitled `Investment Advisor and Sub-Advisor'.) There can be no guarantee that the Fund will achieve its goals.

STRATEGY

The Advisors seek investments in large and medium-sized companies which have a clearly-defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. The target is to outperform the MSCI Japan Index, although there is no guarantee that the Fund will do so.

INVESTMENT PROCESS

In assessing which investments to sell, the Advisors consider the following factors, among others:

- Whether the company continues to meet the Fund's criteria for an initial investment in a security; and

- Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

The Advisors may also use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see section entitled `Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `DERIVATIVES' to protect its assets or increase its exposure to an asset class. The Fund primarily uses FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY TRANSACTIONS. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

Generally, a DERIVATIVE is a financial arrangement that derives its value from a traditional security (like a stock or bond) asset or index.

FUTURES and OPTIONS ON FUTURES CONTRACTS are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

FORWARD CURRENCY TRANSACTIONS are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add investment returns.

TEMPORARY DEFENSIVE POSITION. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

BELOW WE HAVE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH INTERNATIONAL INVESTING, AS WELL AS INVESTING IN GENERAL. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE CANNOT GUARANTEE THAT WE WILL SUCCEED.

PRIMARY RISKS

MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including stocks held by the Fund.

STOCK SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Funds portfolio will decline in value.

NON-DIVERSIFICATION RISK. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect the overall performance more than if the Fund were diversified.

FOREIGN INVESTING RISK. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

- POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

- INFORMATION RISK. Financial reporting standards for companies based in foreign markets differ from those in the US and may present an incomplete or misleading picture of a foreign company compared to US standards.

- LIQUIDITY RISK. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

- REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

- CURRENCY RISK. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

MEDIUM-SIZED COMPANY RISK. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a medium-sized company's shares may be more difficult to sell.

SECONDARY RISKS

PRICING RISK. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices the securities might actually command if we sold them. If we have valued securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

FUTURES AND OPTIONS RISK. Although not one of its principal investment strategies, the Fund may invest in FUTURES, OPTIONS, OPTIONS ON FUTURES AND OPTIONS ON STOCKS, INDEX FUTURES and FORWARD CURRENCY CONTRACTS, which are types of derivatives. Risks associated with derivatives include:

- the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

- derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

- the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

INVESTMENT ADVISOR. Investment Company Capital Corp. (`ICCC'), the Portfolio's Advisor, is responsible for managing the Portfolio's assets, including buying and selling portfolio securities.

INVESTMENT SUB-ADVISOR. The Advisor has delegated daily management of the Portfolio's assets to the Sub-Advisor. DWS International Portfolio Management GmbH (`DWS') is the Portfolio's Sub-Advisor. The address for the Advisor is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

The Advisor is entitled to an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through January 1, 2002: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $884.8 billion and 90,850 employees as of June 30, 2000, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

Other subsidiaries of Deutsche Bank AG include Deutsche Asset Management Europe GmbH (`DeAM Europe'), a company with limited liability organized under the laws of Germany. DeAM Europe subsidiaries include German-based DWS Investment GmbH (`DWS Investment') and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DeAM Europe subsidiaries serve as manager and/or investment advisor to more than 200 mutual funds, having aggregate assets under management in excess of the equivalent of $103.4 billion as of June 30, 2000. DeAM Europe, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DeAM Europe is DWS Investment. Founded in 1956, DWS Investment is the largest mutual fund company in Germany, holding a 22.3% share of the German mutual fund market based on assets under management as of June 30, 1999. DeAM Europe and its subsidiaries are known in the financial market as `DWS Group', an Investment Group of Deutsche Bank.

DeAM Europe subsidiaries have received widespread industry recognition in Europe. For example, Standard & Poor's/Micropal, Europe's leading fund rating organization, has accorded DWS Investment the following awards:

1994: best fund manager for one-, three-, and five-year periods; 1995: best fund manager for one-, three-, and five-year periods; 1996: best fund manager for three- and five-year periods; 1997: best fund manager for three- and five-year periods; 1998: best fund manager for one-, three- and five-year periods; 1999: best fund manager for one-and five-year periods. These awards were given to fund managers having ten or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutschemark (DM) terms and below-average volatility.

PORTFOLIO MANAGERS

DWS uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS Portfolio management team has three members, and includes Klaus Kaldemorgen and Klaus Martini, who each have over 16 years of experience as an investment manager.

ORGANIZATIONAL STRUCTURE

The Fund is a `feeder fund' that invests substantially all of its assets in the Japanese Equity Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

ADMINISTRATOR

Investment Company Capital Corp. (`ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's Transfer Agent.

CALCULATING A FUND'S SHARE PRICE

The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. See the section entitled `Sales Charges' for details on how and when these charges may or may not be imposed.

The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00pm (Eastern Time), it could be earlier particularly on the day before a holiday. Contact the Transfer Agent to determine whether the Fund will close early before a particular holiday. Because the Fund owns foreign securities that trade in foreign markets on days the Exchange may be closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange shares.

The net asset value per share is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its `fair value' using procedures approved by the Fund's Board of Directors.

You may buy or redeem shares on any day the New York Stock Exchange is open for business (a `business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

BUYING AND SELLING FUND SHARES

HOW TO BUY SHARES - ----------------------------------------

You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.

         You may buy Class A Shares unless you are a defined contribution plan with assets of $75 million or more. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

         Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

          - If you are investing in an IRA account, your initial investment may be as low as $1,000.

          - If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

          - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled `Automatic Investing Plan' for details.

          - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


INVESTING REGULARLY

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES - ---------------------------------------------

You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled `Telephone Transactions' for more information on this method of redemption.

         Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

          - A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

          - If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

          - Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

          - Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in-kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS - ------------------------------------------------

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any business day between the hours of 8:30am and 7:00pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail or facsimile.

         If you hold shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES - ------------------------------------------------

PURCHASE PRICE

         The price you pay to buy shares will be the Fund's offering price, which; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                               CLASS A SALES
                                              CHARGE AS A % OF
                                              ----------------
                                         OFFERING         NET AMOUNT         CLASS B          CLASS C
AMOUNT OF PURCHASE                         PRICE           INVESTED       SALES CHARGE      SALES CHARGE
------------------                         -----           --------       ------------      ------------
Less than $ 50,000............             5.50%            5.82%             None              None
$50,000-  $ 99,999............             4.50%            4.71%             None              None
$100,000-$249,999.............             3.50%            3.63%             None              None
$250,000-$499,999.............             2.50%            2.56%             None              None
$500,000-$999,000.............             2.00%            2.04%             None              None
$1,000,000 and over...........              None             None             None              None

         Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or C Shares, you may pay a sales charge when you redeem your shares. See the section on entitled `Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.

         The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

         RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

         PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

          - If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

          - If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (s ee the section entitled `Purchases by Exchange' for a description of the conditions).

          - If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a securities dealer authorized to sell shares of the Fund.

          - If you are buying shares in any of the following types of accounts:

               -    A qualified retirement plan;

               -    A Flag Investors fund payroll savings plan program;

               - A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. Your securities dealer or servicing agent may charge you an additional fee if you buy shares in this manner.

PURCHASES BY EXCHANGE

         You may exchange Class A, Class B or Class C Shares of any other Flag Investors fund for an equal dollar amount of Class A, Class B or Class C Shares, respectively, without payment of the sales charges described above or any other charge, up to four times a year. You may not exchange Class A shares of a Flag Investors money market fund Cash Reserve Prime Shares for shares of the Fund into the Fund without payment of the sales charge unless you acquired those shares through a prior exchange from a fund for which you paid a sales charge. You may enter both your redemption and purchase orders on the same Business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

          The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                               SALES CHARGE AS A PERCENTAGE OF
                                             THE DOLLAR AMOUNT SUBJECT TO CHARGE
                                                  (AS A % OF COST OR VALUE)
                                                  -------------------------
                                          CLASS A          CLASS B           CLASS C
YEAR SINCE PURCHASE                    SALES CHARGE      SALES CHARGE     SALES CHARGE
-------------------                    ------------      ------------     ------------
First..........................            1.00%*            5.00%             1.00%
Second.........................            0.50%*            4.00%             None
Third..........................             None             3.00%             None
Fourth.........................             None             3.00%             None
Fifth..........................             None             2.00%             None
Sixth..........................             None             1.00%             None
Seventh and Thereafter.........             None             None              None

* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     - No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     - If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     - If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

     - The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

     - If you are exchanging your shares for shares of another Flag Investors fund of the same class.

     - If your redemption represents the minimum required distribution from an individual retirement account (IRA) or other retirement plan.

     - If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     - If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

          - The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

          - Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

     - If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.

     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU - --------------------------------

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

         If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

         Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, it begins one year after you purchase your shares. In addition to these payments, affiliates of the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

         Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING

         The Fund has adopted plans under Rule 12b-1 that allow the it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee equal to 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES - --------------------------------------------


DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its net income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending on your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event.

More information about taxes is in the Statement of Additional Information.

Please contact your tax advisor if you have specific questions about federal, state and local income taxes.


FINANCIAL HIGHLIGHTS - ---------------------------------------------

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

         This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.

The following financial information is for the fiscal year ended August 31, 2000. The financial information for fiscal year ended August 31, 1999 includes results for the Fund when it was known as the Deutsche Japanese Equity Fund.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A SHARES
                                                                   ----------------------------------------------------
                                                                                                       FOR THE PERIOD
                                                                     FOR THE YEAR      FOR THE YEAR      OCTOBER 20,
                                                                        ENDED             ENDED            1997(1)
                                                                      AUGUST 31,        AUGUST 31,      AUGUST 31,TO
                                                                         2000              1999             1998
                                                                         ----              ----             ----
Net asset value at beginning of period ...........................      $20.12             $9.85           $12.50
                                                                        ------             -----           ------
INVESTMENT OPERATIONS:
    Net investment income (expenses in excess of income) .........       (0.28)             0.00(4)         (0.07)
    Net realized and unrealized gain (loss) on investments and foreign currencies allocated from Japanese Equity
     Portfolio ...................................................        5.82             10.27            (2.58)
                                                                          ----             -----            ------
    Increase (decrease) from investment operations ...............        5.54             10.27            (2.65)
                                                                          ----             -----            ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized gains ........................       (5.81)               --               --
                                                                         ------               --               --
    Total Distributions ..........................................       (5.81)               --               --
                                                                         ------               --               --
NET ASSET VALUE AT END OF PERIOD .................................      $19.85            $20.12            $9.85
                                                                        ======            ======            =====
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)........................       25.57%           104.26%          (21.20)%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's) ............................      $3,262           $11,010              $14
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...................................................        1.60%             1.60%            1.60%(5)
    Net investment income (expenses in excess of income)(3).......       (1.23)%           (1.29)%          (1.00)%(5)
    Portfolio turnover of Japanese Equity Portfolio ..............         120%              133%              95%

---------------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and net investment income (expenses in excess of income) to average net assets would have been as follows:

   Expenses to average net assets..................................     4.32%        5.88%       454.24%(5)
   Expenses in excess of income to average net assets..............    (3.95)%      (5.57)%     (453.64)%(5)

(4)  Amount rounds to less than $0.01.
(5)  Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS B SHARES
                                                                   ----------------------------------------------------
                                                                                                       FOR THE PERIOD
                                                                     FOR THE YEAR      FOR THE YEAR      AUGUST 10,
                                                                        ENDED             ENDED            1998(1)
                                                                      AUGUST 31,        AUGUST 31,       AUGUST 31,
                                                                         2000              1999             1998
                                                                         ----              ----             ----
Net asset value at beginning of period ...........................      $24.58             $12.11          $12.50
                                                                        ------             ------          ------
INVESTMENT OPERATIONS:
 Expenses in excess of income ....................................       (0.63)             (0.12)          (0.01)
    Net realized and unrealized gain (loss) on investments and foreign currencies allocated from Japanese Equity
     Portfolio ...................................................        6.71              12.59           (0.38)
                                                                          ----              -----           ------
    Increase (decrease) from investment operations ...............        6.08              12.47           (0.39)
                                                                          ----              -----           ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized gains ........................       (5.81)                --              --
                                                                         ------
    Total Distributions ..........................................       (5.81)                --              --
                                                                         ------
 NET ASSET VALUE AT END OF PERIOD ................................      $24.85             $24.58          $12.11
                                                                        ======             ======          ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)........................       22.66%            102.97%          (3.12)%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's) ............................      $5,621             $4,604            $283
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...................................................        2.35%              2.35%           2.35%(4)
    Net investment income (expenses in excess of income)(3).......       (1.90)%            (1.74)%         (1.25)%(4)
    Portfolio turnover of Japanese Equity Portfolio ..............         120%               133%             95%

----------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 1998.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

   Expenses to average net assets..................................       5.35%        14.99%        454.99%(4)
   Expenses in excess of income to average net assets..............      (4.90)%      (14.38)%      (453.89)%(4)

(4)  Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       CLASS C SHARES
                                                                 --------------------------
                                                                   FOR THE PERIOD MAY 31,
                                                                         2000(1) TO
                                                                         AUGUST 31,
                                                                            2000)
                                                                            -----
Net asset value at beginning of period .......................             $24.10
                                                                           ------
INVESTMENT OPERATIONS:
 Expenses in excess of income ................................              (0.04)
                                                                            ------
    Net realized and unrealized gain on investments and
     allocated from
     Japanese Equity Portfolio .............................                 0.79
                                                                             ----
    Increase from investment operations ......................               0.75
                                                                             ----
 NET ASSET VALUE AT END OF PERIOD ............................             $24.85
                                                                           ======
TOTAL RETURN (BASED ON NET ASSET VALUE)(2)....................               3.11%
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000's) ........................               $110
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)...............................................               2.35%(4)
    Net investment income (expenses in excess of income)(3)...              (2.07)%(4)
    Portfolio turnover of Japanese Equity Portfolio ..........                120%

-------------------------
(1)  Commencement of operations.
(2) Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return has not been annualized for the period ended August 31, 2000.
(3) Includes the Fund's allocated portion of the Portfolio's expenses net of expense reimbursements. Had the Advisors not undertaken to reimburse such expenses, the ratios of expenses and expenses in excess of income to average net assets would have been as follows:

   Expenses to average net assets..................................        8.74%(4)
   Expenses in excess of income to average net assets..............       (8.46)%(4)

(4)  Annualized.

                       DISTRIBUTOR
                       ICC DISTRIBUTORS, INC.


                       TRANSFER AGENT
                       INVESTMENT COMPANY CAPITAL CORP.
                       One South Street
                       Baltimore, Maryland 21202
                       1-800-553-8080


                       INDEPENDENT ACCOUNTANTS
                       PRICEWATERHOUSECOOPERS LLP
                       250 W. Pratt Street
                       Baltimore, Maryland 21201


                       CUSTODIAN
                       INVESTORS BANK & TRUST COMPANY
                       200 Clarendon Street
                       Boston, Massachusetts 02116


                       FUND COUNSEL
                       MORGAN, LEWIS & BOCKIUS LLP
                       1701 Market Street
                       Philadelphia, Pennsylvania 19103

                              [LOGO] Flag Investors




















               P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG
                              www.flaginvestors.com

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semiannual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.





Investment Company Act File No. 811-8227                          JEFPRO (01/01)

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                          , 2001
                                                                 ---------

FLAG INVESTORS FUNDS, INC.
FLAG INVESTORS TOP 50 WORLD
FLAG INVESTORS TOP 50 EUROPE
FLAG INVESTORS TOP 50 ASIA
FLAG INVESTORS TOP 50 US
FLAG INVESTORS EUROPEAN MID-CAP FUND
FLAG INVESTORS JAPANESE EQUITY FUND
 (Each Fund formerly named `Deutsche' rather than `Flag Investors'.)

     Flag Investors Funds, Inc. (the `Corporation') is an open-end, non-diversified management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information (`SAI') provides supplementary information pertaining to the above listed funds (the `Funds').

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective through a master-feeder investment fund structure, by investing all of its investable assets in a corresponding, diversified open-end management investment company (or series thereof) having the same investment objective as such Fund. The investment companies that follow are the series of the Flag Investors Portfolios Trust (renamed from Deutsche Portfolios effective January 18, 2000) (the `Portfolios'), that correspond to the Funds:

         Top 50 World Portfolio
         Top 50 Europe Portfolio
         Top 50 Asia Portfolio
         Top 50 US Portfolio
         European Mid-Cap Portfolio (formerly, Provesta Portfolio) Japanese Equity Portfolio

     The Funds' Prospectuses dated _______, 2001(the `Prospectuses'), as they may be amended, revised or supplemented from time to time, provide the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Funds and the Portfolios and should be read only in conjunction with the Prospectuses. You may request a copy of the Prospectuses or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below or by contacting the Flag Investors Funds transfer agent. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Funds' Prospectuses. The audited financial statements for the Funds for the fiscal year ended August 31, 2000, are incorporated herein by reference to the Annual Report to shareholders for the Funds and the Portfolios dated August 31, 2000. A copy of the Corporation's Annual Reports may be obtained without charge by written request at the address, or by calling the telephone number, listed below.

                           FLAG INVESTORS FUNDS, INC.
                                  P.O. BOX 515
                            BALTIMORE, MARYLAND 21203

                            TOLL-FREE 1-800-767-FLAG

COMBFLAGSAI (01/01)
ICC DISTRIBUTORS, INC. Distributor

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION AND HISTORY................................................1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1
INVESTMENT OBJECTIVES AND POLICIES............................................38
PORTFOLIO TURNOVER............................................................40
WHAT DO SHARES COST?..........................................................41
HOW ARE THE FUNDS SOLD?.......................................................42
DISTRIBUTION AND SERVICES PLANS...............................................43
REDEMPTION....................................................................44
ACCOUNT AND SHARE INFORMATION.................................................44
TAX INFORMATION...............................................................47
WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?...............................48
BROKERAGE TRANSACTIONS........................................................55
ADMINISTRATOR.................................................................57
CUSTODIAN AND FUND ACCOUNTANT.................................................58
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................58
INDEPENDENT ACCOUNTANTS.......................................................58
LEGAL COUNSEL.................................................................58
HOW DO THE FUNDS MEASURE PERFORMANCE?.........................................60
FINANCIAL INFORMATION.........................................................64
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

GENERAL INFORMATION AND HISTORY

     Flag Investors Funds, Inc. (the `Corporation') is an open-end non-diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the `SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Corporation currently offers six Funds.

     Flag Investors Portfolios Trust (renamed from Deutsche Portfolios effective January 18, 2000) (`Portfolio Trust') is an open-end, management investment company that was organized as a trust under the laws of the State of New York. The Portfolio Trust is currently comprised of six portfolios (which are referred to individually as a `Portfolio' or collectively as the `Portfolios').

     Important information concerning the Corporation and the Funds are included in the Funds' Prospectuses, which may be obtained without charge from the Funds' distributor (the `Distributor') or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about a Fund and their business that is contained in the Registration Statement for the Funds and their Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

     The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the `1940 Act') and its Shares under the Securities Act of 1933, as amended (the `Securities Act').

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     The following is a description of the Portfolios' investment objectives. The Portfolios' investment objectives and the investment objectives of the corresponding feeder Funds are identical. There can, of course, be no assurance that each Portfolio will achieve its investment objective(s).

     The investment objectives of each Portfolio (except the Japanese Equity Portfolio) is to seek high capital appreciation and, as a secondary objective, reasonable dividend income. The objective of the Japanese Equity Portfolio is to seek high capital appreciation.

INVESTMENT POLICIES

     Each Fund seeks to achieve its investment objectives by investing all of its assets in its corresponding Portfolio, which has the same investment objectives as the Fund. The principal investment strategies of the Portfolios and the Funds, and the risks associated with these strategies, are described in each Fund's prospectus. Additional information is provided below. The Funds may withdraw their investments from their corresponding Portfolio at any time the Board of Directors of the Corporation determines that it is in the best interest of the Funds to do so. The investment characteristics of the Funds will correspond directly to those of the corresponding Portfolios. Any percentage limitation on the Portfolios' ability to invest in debt securities will not be applicable during periods when the Portfolios pursue a temporary defensive strategy as discussed below. The Portfolios are not obligated to pursue any of these strategies and do not represent that these techniques are available now or will be available at any time in the future.

SECURITIES IN WHICH THE PORTFOLIOS INVEST
-----------------------------------------

     Since each Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions, discussions about a Fund and its acceptable investments also pertain to its corresponding Portfolio and its acceptable investments. Following is a table that indicates which types of securities are:
- P = PRINCIPAL investment of a Fund and its corresponding Portfolio; (bolded in chart)
- A = ACCEPTABLE (but not principal) investment of a Fund and its corresponding Portfolio; or
-    N = NOT AN ACCEPTABLE investment of a Fund and its corresponding Portfolio.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   EUROPEAN      JAPANESE
                                           TOP 50         TOP 50        TOP 50        TOP 50       MID-CAP        EQUITY
                                            WORLD         EUROPE         ASIA           US           FUND          FUND
----------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES                             P             P             P             P             P             P
----------------------------------------------------------------------------------------------------------------------------
   Common Stocks                              P             P             P             P             P             P
----------------------------------------------------------------------------------------------------------------------------
   Warrants                                   A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks                           A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Convertible Securities                     A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Real Estate Investment Trusts              A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Initial Public Offerings (`IPOs')          A             A             A             A             P             A
----------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES                       A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Corporate Debt Securities                  A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Treasury Securities                        A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Agency Securities                          A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Variable Rate Securities                   A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Demand Instruments                         A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Insurance Contracts                        A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Zero Coupon Securities                     A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS                        A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Commercial Paper                           A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Bank Instruments                           A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements                      A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Reverse Repurchase Agreements              A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Taxable Municipal Securities               N             N             N             N             N             N
----------------------------------------------------------------------------------------------------------------------------
DERIVATIVE CONTRACTS                          A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Options                                    A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Options on Securities Indices              A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Options on Foreign Securities
     Indices                                  A             A             A             N             A             A
----------------------------------------------------------------------------------------------------------------------------
   Futures Contracts                          A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Futures Contracts on Securities
     Indices                                  A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Options on Futures Contracts               A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Warrants on Futures Contracts              A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Swap Agreements                            A             A             A             N             A             A
----------------------------------------------------------------------------------------------------------------------------
   Interest Rate Swaps                        A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Caps and Floors                            A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Total Return Swaps                         A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES                    A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Sequential CMOs                            A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   PACs, TACs and Companion Classes
                                              A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   EUROPEAN      JAPANESE
                                           TOP 50         TOP 50        TOP 50        TOP 50       MID-CAP        EQUITY
                                            WORLD         EUROPE         ASIA           US           FUND          FUND
----------------------------------------------------------------------------------------------------------------------------
   IOs and POs                                A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Floaters and Inverse Floaters              A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Z Classes and Residual Classes             A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES                       A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US BASED ISSUERS
                                              P             P             P             N             P             P
----------------------------------------------------------------------------------------------------------------------------
   Foreign Government Debt Securities
                                              A             A             A             N             A             A
----------------------------------------------------------------------------------------------------------------------------
   Brady Bonds                                A             A             A             N             A             A
----------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
   To Be Announced Securities (`TBA')
                                              A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Special Transactions                       A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   When-Issued and Delayed Delivery
     Securities                               A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Securities Lending                         A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Borrowing                                  A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Listed Securities                          A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------
   Unlisted Securities                        A             A             A             A             A             A
----------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
     Each Portfolio underlying the Funds may invest at least 65% of its total assets in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. As used herein, `equity securities' include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.) For the purposes of meeting the 65% minimum for the Japanese Equity Portfolio, the Portfolio may invest up to 5% of its total assets in securities that grant the right to acquire securities of companies located or having a business focus in Japan.

     COMMON STOCK (ALL PORTFOLIOS)
     Common stocks, the most familiar type of equity securities, represent an equity (ie, ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolios, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

     WARRANTS (ALL PORTFOLIOS)
     Each Portfolio underlying the Funds may purchase warrants in value of up to 10% of the Portfolio's net assets. Warrants are securities that give the Portfolio the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

     While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

     PREFERRED STOCKS (ALL PORTFOLIOS)
     Preferred stock has a preference (ie, ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (ie, ranks lower) in liquidation of fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (eg, common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

     All preferred stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services (`S&P') and Moody's Investors Service, Inc. (`Moody's') although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisors. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

     CONVERTIBLE SECURITIES (ALL PORTFOLIOS)
     A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible. The option allows a Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting their fixed income securities. Convertible securities have lower yields than comparable fixed income securities.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

     In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     PARTICIPATION CERTIFICATES
     Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; but, they may be less liquid than common stock. The Advisors believe that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

     REAL ESTATE INVESTMENT TRUSTS (REITS) (ALL PORTFOLIOS)
     REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

     INITIAL PUBLIC OFFERINGS (IPOs) (ALL PORTFOLIOS)
     Each Portfolio may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. A Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.


FIXED INCOME SECURITIES
     The Portfolios may invest in a broad range of domestic and foreign fixed income (debt) securities. Although not a principal investment strategy, each Portfolio is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments). Japanese Equity may invest up to 30% of its net assets in fixed income securities (other than bank deposits and money market instruments). The fixed income securities in which each Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized rating service or be of comparable quality to securities having such ratings, as determined by the Advisors.

     Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

     The value of fixed income securities in each Portfolio generally varies inversely with the changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

     In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities in which a Portfolio may invest may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's fixed income investments. In periods of rising interest rates, the opposite can be true. The net asset value of a Portfolio investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

         FIXED INCOME SECURITY RISK
         Fixed income securities generally expose a Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolios' income due to the falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or `called' prior to maturity, requiring the Portfolio to invest the proceeds at the generally lower interest rates).

         CORPORATE DEBT SECURITIES (ALL FUNDS)
         Each Portfolio may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

         US GOVERNMENT SECURITIES (INCLUDING US TREASURY SECURITIES AND AGENCY SECURITIES) (ALL FUNDS)
         Each Portfolio may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the `full faith and credit' of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (Fannie Mae), the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the
         Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

         VARIABLE RATE SECURITIES (ALL FUNDS)
         Each Portfolio may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called `variable rate demand notes.'

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

         DEMAND INSTRUMENTS (ALL PORTFOLIOS)
         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Each Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         INSURANCE CONTRACTS (ALL PORTFOLIOS)
         Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Each Portfolio treats these contracts as fixed income securities.

         ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS (ALL PORTFOLIOS) Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

         The Portfolios will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Portfolio's distribution obligations. See the section entitled `State Taxes.'

SHORT-TERM INSTRUMENTS (ALL PORTFOLIOS)
     Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by `S&P' or Aa or higher by `Moody's' or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time a Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisors. These instruments may be denominated in US dollars or in foreign currencies. Each Portfolio may invest in bank deposits and money market instruments maturing in less than 12 months.

     Short-term instruments also include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing. See Appendix A for a listing of the countries included in these organizations and the additional markets and exchanges where the Portfolios may invest.

     The Portfolios may also invest in separately traded principal and interest component of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (`STRIPS') or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See the section entitled `Zero Coupon Securities and Deferred Interest Bonds.'

     When in the opinion of the Advisors it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of a Portfolio's assets may be invested in such short-term instruments. However, each Portfolio may only temporarily invest up to 49% of its net assets in bank deposits and money market instruments. Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for each Portfolio, except the Top 50 US Portfolio, certificates of deposit from any one credit institution may not account for more than 10% of a Portfolio's total assets. When a Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

     To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs.

         COMMERCIAL PAPER (ALL FUNDS)
         Each Portfolio may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations (with the exception of Top 50 US) which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (eg, Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of a Portfolio's net assets. Since a Portfolio may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

         BANK INSTRUMENTS
         Each Portfolio may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one)nationally recognized statistical rating organizations (eg, Moody's and S&P)or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

         There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since a Portfolio may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-US banks and their non-US branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than are US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by a Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Portfolio would reduce its net income available for distribution to investors (ie, the Fund and other investors in the Fund); however, the Advisors would consider available yields, net of any required taxes, in selecting securities of non-US issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of a Portfolio are not invested in obligations of the Advisors, the Distributor, or in the obligations of the affiliates of any such organization. Assets of a Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

         REPURCHASE AGREEMENTS (ALL PORTFOLIOS)
         Repurchase agreements may be entered into for each Portfolio only with a `primary dealer' (as designated by the Federal Reserve Bank of New
         York) in US government securities. This is an agreement in which the seller (the `Lender') of a security agrees to repurchase from a Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Portfolio always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for a Portfolio only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's Custodian. If the Lender defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for a Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

         REVERSE REPURCHASE AGREEMENTS (ALL PORTFOLIOS)
         Reverse repurchase agreements may be entered into for each Portfolio only with a `primary dealer' (as designated by the Federal Reserve Bank of New York) in US government securities. This is an agreement in which a Portfolio agrees to repurchase securities sold by them at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Portfolio. Such purposes may involve the speculative factor known as `leverage'. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for a Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for a Portfolio if, as a result, more than one- third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under their reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

DERIVATIVE SECURITIES (ALL PORTFOLIOS)
     Each Portfolio may invest in various instruments that are commonly known as `derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some `derivatives' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, a Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. Each Portfolio will limit the leverage created by its use of derivatives for investment purposes by `covering' such positions as required by the SEC. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolios. The use of derivatives for non-hedging purposes may be considered speculative. The Portfolios (other than Top 50 US) may enter into derivative transactions for non-hedging purposes subject to certain percentage limits and only to the extent that they relate to categories of assets which the Portfolio is permitted to hold. Top 50 US does not have the limitation on its derivative contracts.

     Each Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Advisors' judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisors apply a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower a Portfolio's return. A Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Portfolio in the event of default by the other party to the contract.

     Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by a Portfolio underlying a Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the Portfolio. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. In the case of Top 50 US, contracts may also be purchased or sold by securities dealers that meet certain creditworthiness standards (over-the-counter options). These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolios.

     Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         OPTIONS ON SECURITIES (ALL PORTFOLIOS)
         Each Portfolio may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.

         A Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (`covered options') in an attempt to increase income through the premiums they receive for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         A call option written by a Portfolio is `covered' if a Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by a Portfolio in cash or liquid securities.

         When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the `exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (`net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         A put option written by a Portfolio is `covered' when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolios will only write put options involving securities for which a determination is made at the time the option is written that the Portfolios wish to acquire the securities at the exercise price.

         A Portfolio may terminate its obligation as writers of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a `closing purchase transaction.' A Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio may enter into a `closing sale transaction' which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books.

         A Portfolio may also purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolios (`protective puts') or securities of the type in which they are permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by a Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolios do not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of the Top 50 US Portfolio, will be purchased or sold by securities dealers (in the case of over-the-counter, or `OTC' options) that meet creditworthiness standards approved by the Portfolio Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of the net assets of the Portfolio. With respect to the European Mid-Cap Portfolio, the strike prices of options on fixed income securities held by the Portfolio may not exceed 4% of the net assets of the Portfolio (ie, 20% of the 20% investment limitation on fixed income securities). Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may be written (sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back- to-back transaction (eg, where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

         OPTIONS ON SECURITIES INDICES (ALL PORTFOLIOS)
         Each Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

         Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and
         (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash `exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed `index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         As discussed in `Options on Securities,' the Portfolios would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolios, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         As discussed in `Options on Securities,' the Portfolios would normally purchase put options in anticipation of a decline in the market value of the relevant index (`protective puts'). The purchase of a put option would entitle the Portfolios, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. A Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolios of options on stock indices will be subject to the Advisors' ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Portfolio generally will purchase or write such an option only if the Advisors believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the Advisors believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisors may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the `Code') for qualification as a regulated investment company.

         In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

          OPTIONS ON FOREIGN SECURITIES INDICES (ALL PORTFOLIOS, EXCEPT TOP 50
          US)
          The Portfolios (with the exception of Top 50 US) may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. Each Portfolio (with the exception of Top 50 US) may also purchase and write OTC Options on foreign stock indices.

          A Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. A Portfolio may also use foreign stock index options for hedging purposes.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL PORTFOLIOS) Each Portfolio may enter into futures contracts on securities, securities indices, foreign currencies (with the exception of Top 50
          US) and interest rates. A Portfolio may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the `CFTC') or, if consistent with CFTC regulations, on foreign exchanges (with the exception of Top 50 US). These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

          A Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies (with the exception of Top 50 US) both to manage their exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be `bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

          The successful use of futures contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in a Portfolio. Successful use of futures or options contracts is further dependent on the Advisors' ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

          FUTURES CONTRACTS (ALL PORTFOLIOS)
          Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

          At the same time a futures contract is entered into, a Portfolio must allocate cash or liquid securities as a deposit payment (`initial margin'). When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of

          `variation margin' may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it enters into futures contracts.

          When a Portfolio underlying the Funds purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

          The purpose of the acquisition or sale of a futures contract, in cases where a Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

          Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover a Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

          The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

          In addition, futures contracts entail significant risks. Although the Advisors believe that use of such contracts will benefit a Portfolio, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

          FUTURES CONTRACTS ON SECURITIES INDICES (ALL PORTFOLIOS)
          Each Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities (except for Top 50 US). This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by a Portfolio, adversely affect the prices of securities which are intended to be purchased at a later date for a Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

          When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisors believe will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

          For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by a Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by a Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

          OPTIONS ON FUTURES CONTRACTS (INCLUDING FUTURES CONTRACTS ON SECURITIES INDICES) (ALL PORTFOLIOS)
          Each Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when a Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

          The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

          The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (`exercise price'), a Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

          The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

          If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

          The amount of risk a Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

          Each Portfolio (except Top 50 US) may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Each Portfolio (except Top 50 US) may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. The Top 50 US Portfolio does not limit its purchase or sale of stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants for other than hedging purposes. In addition, with respect to the European Mid-Cap Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (ie, 20% of the 20% limitation on fixed income securities).

          WARRANTS ON FUTURES CONTRACTS (ALL PORTFOLIOS)
          Each Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

          LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS (ALL PORTFOLIOS)
          There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

          COMBINED POSITIONS (ALL PORTFOLIOS)
          Each Portfolio underlying the Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          POSITION LIMITS (ALL PORTFOLIOS)
          Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Advisors may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          OTHER LIMITATIONS
          The Commodity Exchange Act prohibits US persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, no Portfolio will engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no-action letters. In addition, in order to assure that a Portfolio will not be considered a `commodity pool' for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

          ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS
          Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

          SWAP AGREEMENTS (ALL PORTFOLIOS EXCEPT TOP 50 US)
          Each Portfolio (with the exception of Top 50 US) may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

          A Portfolio will usually enter into swaps on a net basis (ie, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisors believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

          Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisors' ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio's ability to use swap agreements. Swap agreements also bear the risk that a Portfolio will not be able to meet their obligation to the counter party.

          This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

          Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

          This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

          Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Portfolios may use include:

          INTEREST RATE SWAPS (ALL PORTFOLIOS)
          Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

         CAPS AND FLOORS (ALL PORTFOLIOS)
         Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

         TOTAL RETURN SWAPS (ALL PORTFOLIOS)
         Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.


MORTGAGE-BACKED SECURITIES (ALL PORTFOLIOS)
     Each Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (ie, five or more) properties, agriculture properties, commercial properties and mixed use properties.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Portfolio invests in mortgage-backed securities, the Advisors may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) (ALL PORTFOLIOS)
         CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

         SEQUENTIAL CMOs  (ALL PORTFOLIOS)
         In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

         PACS, TACS AND COMPANION CLASSES (ALL PORTFOLIOS)
         More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

         IOs AND POs (ALL PORTFOLIOS)
         CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

         FLOATERS AND INVERSE FLOATERS (ALL PORTFOLIOS)
         Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

         Z CLASSES AND RESIDUAL CLASSES (ALL PORTFOLIOS)
         CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

ASSET-BACKED SECURITIES (ALL PORTFOLIOS)
     Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which a Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

     The yield characteristics of the asset-backed securities in which a Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES - TYPES OF CREDIT SUPPORT (ALL PORTFOLIOS)
     Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include `senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of `reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and `over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

SECURITIES OF NON-US BASED ISSUERS (ALL PORTFOLIOS EXCEPT TOP 50 US)
     Each Portfolio (with the exception of Top 50 US) may invest in securities of non-USbased issuers directly or in the form of American Depository Receipts (`ADRs'), European Depository Receipts (`EDRs'), Global Depository Receipts (`GDRs') and International Depository Receipts (`IDRs') or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. Top 50 US may invest only in ADRs that are traded on US exchanges. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

     With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolios may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Portfolios (except the Top 50 US Portfolio) consider an issuer to be based outside the United States if:

- it is organized under the laws of, or has a principal office located in, another country; or

-    the principal trading market for its securities is in another country; or

- it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

The Top 50 US Portfolio considers an issuer to be based outside the US if:
-    it is domiciled in another country; and
-    it is not listed for trading on an US Stock Exchange.

Each Portfolio (other than the Top 50 US Portfolio) will invest primarily in securities which are:
- listed on a stock exchange in countries that are members of the European Union (EU), or the Convention on the European Economic Area (CEEA), or included in another recognized, public, and regularly operating, regulated market in these countries,
- admitted to official listing in countries that are members of the EU, the CEEA, or the Organisation for Economic Cooperation and Development (OECD), or
- under application for admission (within 12 months of their issue) to official listing on one of these markets.

     See Appendix A for a listing of the countries included in each of the above organizations and the additional markets and exchanges where the Portfolios may invest.

         FOREIGN GOVERNMENT DEBT SECURITIES (ALL PORTFOLIOS EXCEPT TOP 50 US) Each Portfolio (with the exception of Top 50 US) may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, `sovereign debt obligations'). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

         Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the Portfolios (with the exception of Top 50 US) intend to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

         BRADY BONDS (ALL PORTFOLIOS EXCEPT TOP 50 US)
         Each Portfolio (with the exception of Top 50 US) may invest in so-called `Brady Bonds,' which are issued as part of a debt restructuring in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollar) and are actively traded in the over-the-counter secondary market.

         US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

         The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon US Treasury securities which have the same maturity as the Brady Bonds. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

         REGION AND COUNTRY INVESTING (ALL PORTFOLIOS EXCEPT TOP 50 US)
         Each Portfolio (with the exception of Top 50 US) may focus their investments in a particular region and/or in one or more foreign countries. Focusing a Portfolio's investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

CURRENCY MANAGEMENT (ALL PORTFOLIOS EXCEPT TOP 50 US)
     In connection with each of the Portfolio's (with the exception of Top 50
US) investments denominated in foreign currencies, the Advisors may choose to utilize a variety of currency management (hedging) strategies. The Advisors seek to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisors will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.

         CURRENCY EXCHANGE TRANSACTIONS (ALL PORTFOLIOS EXCEPT TOP 50 US) Because each Portfolio (with the exception of Top 50 US) may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, a Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. A Portfolio either enters into these transactions on a spot (ie, cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

         CURRENCY HEDGING (ALL PORTFOLIOS EXCEPT TOP 50 US)
         Each Portfolio's (with the exception of Top 50 US) currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

         Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which a Portfolio's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities they hold, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of their securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell a currency at a price above the devaluation level they anticipate.

         FORWARD CURRENCY EXCHANGE CONTRACTS (ALL PORTFOLIOS EXCEPT TOP 50 US)
         A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Portfolio (with the exception of Top 50 US) maintains with their custodian a segregated account of cash or liquid securities in an amount at least equal to their obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Each Portfolios (with the exception of Top 50 US) may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisors' long-term investment decisions, a Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisors believe that it is important to have the flexibility to enter into currency hedging transactions when they determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if they had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolios to certain risks.

         OPTIONS ON FOREIGN CURRENCIES (ALL PORTFOLIOS EXCEPT TOP 50 US)
         Each Portfolio (with the exception of Top 50 US) may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Portfolio's position, they may forfeit the entire amount of the premium plus related transaction costs. In addition a Portfolio may purchase call options on currency when the Advisors anticipate that the currency will appreciate in value.

         Each Portfolio (with the exception of Top 50 US) may also write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Each Portfolio (with the exception of Top 50 US) may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

         There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Portfolio is unable to effect closing purchase transactions with respect to covered options they have written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options they have purchased, they would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. A Portfolio pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Portfolio's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. A Portfolio intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

         Each Portfolio (except the Top 50 US Portfolio) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each of these Portfolios may also enter into foreign currency transactions to hedge currency risks associated with the assets of a Portfolio denominated in foreign currencies or (in the case of the European Mid-Cap Portfolio and Japanese Equity Portfolio) principally traded in foreign currencies. The European Mid-Cap Portfolio, however, does not presently intend to engage in such hedging activity but reserves the ability to do so under circumstances in which the Advisors believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the US dollar. Each Portfolio (except the European Mid-Cap Portfolio and the Top 50 US Portfolio) may also enter into foreign currency transactions to hedge against currencies other than the US dollar. A Portfolio may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisors desire to protect the value of the Portfolio. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

         The Portfolios underlying the Top 50 Funds (with the exception of the Top 50 US Portfolio) do not currently intend to engage in foreign currency transactions as an investment strategy. However, each of these Portfolios (except for the Top 50 US Portfolio) may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

ADDITIONAL LIMITATIONS AND RISK FACTORS

         ASSET COVERAGE (ALL PORTFOLIOS)
         Each Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and securities index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         For example, a call option written on securities may require a Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require a Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

         In order to secure their obligations in connection with derivatives contracts or special transactions, a Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless a Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

         The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisors' ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

         Except as set forth above under `Futures Contracts' and `Options on Futures Contracts', there is no limit on the percentage of the assets of a Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. A Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See the section entitled `Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.

         INITIAL PUBLIC OFFERINGS (IPOs) (ALL PORTFOLIOS)
         IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

         FOREIGN SECURITIES  (ALL PORTFOLIOS EXCEPT TOP 50 US)
         Each Portfolio (except the Top 50 US Portfolio), invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of US domestic issuers.

         The value of a Portfolio's investment in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Top 50 Europe Portfolio and the European Mid-Cap Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more exposed to the aforementioned currency risks.

         Certain of the risks associated with foreign investments are heightened for the Top 50 Asia Portfolio and the Top 50 World Portfolio, which invest in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the US dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai Baht lost 46.75% of its value against the US dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Top 50 Asia Portfolio or the Top 50 World Portfolio is invested.

         EMERGING MARKETS (TOP 50 WORLD, TOP 50 EUROPE, TOP 50 ASIA, AND EUROPEAN MID-CAP PORTFOLIOS ONLY)
         The world's industrialized markets generally include (but are not limited to) the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world's emerging markets generally include (but are not limited to) the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

         Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and
         (vi) greater risk of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

         The risks involved in investing in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has enacted currency exchange controls, restricting the repatriation of assets for a period of one year. In 1998, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government- sponsored foreign exchange market for its currency.

         In addition, brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Portfolio due to subsequent declines in the value of the security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser.

         EURO RISKS (TOP 50 WORLD, TOP 50 EUROPE AND EUROPEAN MID-CAP ONLY)
         On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.
         Although it is impossible to predict the impact of the conversion to the euro on a Portfolio, the risks may include:
         - Changes in the relative strength and value of the US dollar or other major currencies;
         - Adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and
         -    Unpredictable effects on trade and commerce generally.

         These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by a Portfolio.

         CURRENCY (ALL PORTFOLIOS EXCEPT TOP 50 US)
         The Advisors attempt to manage currency risk by limiting the amount a Portfolio invests in securities denominated in a particular currency. However, diversification will not protect a Portfolio against a general increase in the value of the US dollar relative to other currencies.

         LIQUIDITY (ALL PORTFOLIOS)
         OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

         LEVERAGE (ALL PORTFOLIOS)
         Leverage risk is created when an investment exposes a Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain. Leverage risk may exist when a Portfolio purchases securities while it also has borrowed money.

         INTEREST RATES (ALL PORTFOLIOS)
         Interest rate risks apply to the Portfolios only to the extent they invest in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

         Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

         CREDIT (ALL PORTFOLIOS)
         Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Portfolio will lose money. Credit risk is only a risk for a Portfolio if it invests in fixed income securities or chooses to lend securities.

         Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Portfolio must rely entirely upon the Advisors' credit assessment.

         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

         Credit risk includes the possibility that a party to a transaction involving a Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement their investment strategies.

         PREPAYMENTS (ALL PORTFOLIOS)
         Investments in mortgage-backed and asset-backed securities share many of the same risks of prepayment.

         Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Portfolio holding mortgage backed securities. For example, when interest rates decline, the value of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

         Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

         Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a US Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

         COMPLEX CMOs (ALL PORTFOLIOS)
         CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

         RISKS ASSOCIATED WITH FUTURES, OPTIONS AND WARRANTS (ALL PORTFOLIOS) The successful use of futures, options and warrants depends on the ability of the Advisors to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolios' assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

         As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios.

         Although foreign currency exchange transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

         CORRELATION OF PRICE CHANGES (ALL PORTFOLIOS)
         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         SHAREHOLDER LIABILITY RISKS (ALL PORTFOLIOS)
         The Portfolio Trust's Declaration of Trust provides that the Funds and other entities investing in a Portfolio (eg, other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolios. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of the Funds in the Portfolios.

         RISK MANAGEMENT (ALL PORTFOLIOS)
         Each Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisors wish to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

OTHER INVESTMENTS AND INVESTMENT PRACTICES

         TO BE ANNOUNCED SECURITIES (TBAs) - PURCHASE COMMITMENTS (ALL
         PORTFOLIOS)
         As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Portfolio agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. For example, in a TBA mortgage backed transaction, a Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Portfolio.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES (ALL PORTFOLIOS)
         Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a `when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

         At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio (with the exception of Top 50 US) maintains with their custodian a segregated account of cash or liquid securities in an amount at least equal to such commitments. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of securities and/or from cash flow. If the

         Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolios not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of a Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         LENDING OF PORTFOLIO SECURITIES - SECURITIES LENDING (ALL PORTFOLIOS) Each Portfolio may lend portfolio securities to borrowers that the Advisors deem creditworthy. In return, a Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

         A Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Funds. However, the Portfolio may pay all or a portion of the interest earned on the cash collateral to the borrower.

         Loans are subject to termination at the option of a Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to a Portfolio and its investors.

         Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

         The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and
         (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Advisor or the Distributor, unless otherwise permitted by applicable law. Each Portfolio may lend its portfolio securities up to one-third of the value of its total assets.

         Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

         BORROWING (ALL PORTFOLIOS)
         Each Portfolio may borrow money, except in amounts not to exceed one-third of a Portfolio's total assets (including the amount borrowed)
         (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

         Under the 1940 Act, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolios' holdings may be disadvantageous from an investment standpoint.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of a Portfolio's securities and the Portfolio's NAV per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

         INTERESTS IN OTHER LIMITED LIABILITY COMPANIES
         Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

         INVESTMENT RATINGS (ALL PORTFOLIOS)
         The fixed income securities in which each Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized rating service or be of comparable quality to securities having such ratings, as determined by the Advisors. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Portfolio must rely entirely upon the Advisors' credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

         LISTED SECURITIES (ALL PORTFOLIOS)
         Each Portfolio will invest primarily in listed securities (`Listed Securities'). Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a Member State or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA whose market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

         UNLISTED SECURITIES AND NOTES (ALL PORTFOLIOS)
         Up to a total of 10% of the net assets of each Portfolio may be invested in:
         (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
         (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:
              - the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),
              - another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

              - other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
              - other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or
              - companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

         Investments in Notes are subject to each Portfolio's overall limitation on fixed income securities (30% for the Japanese Equity Portfolio and 20% for all other Portfolios).

         The current Member States, the states party to the CEEA and OECD Members are listed in Appendix A.


INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise. Similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

     A Fund's investment objectives and its fundamental investment policies cannot be changed unless authorized by the `vote of a majority of its outstanding voting securities,' which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. A Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Whenever a Fund is requested to vote on a change in the fundamental investment policies of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

     Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

FUNDAMENTAL INVESTMENT POLICIES
-------------------------------

     Each Portfolio is classified as `non-diversified' under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by Code). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

     Top 50 World will invest at least 65% of its total assets in equity securities. Top 50 Europe will invest at least 65% of its total assets in the equity securities of issuers located in European countries. Top 50 Asia will invest at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries. Top 50 US will invest at least 65% of its total assets in the equity securities of issuers located in the United States.

     At least 65% of the European Mid-Cap Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Japanese Equity Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities.

     No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
     (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the `1933 Act').

5. Purchase or sell real estate except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (i) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

NON-FUNDAMENTAL INVESTMENT POLICIES
-----------------------------------

8. Up to 5% of the total assets of each Portfolio underlying the Funds (except Top 50 US) may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Portfolio underlying Top 50 US may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group. Each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments that are illiquid;

10.  Invest more than 10% of its net assets in unlisted securities and Notes;

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

12. Purchase securities on margin, but a Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

     Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisors or by another investment advisor affiliated with the Advisors through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Advisors or their affiliates.

     In addition to the investment policies discussed herein and in the Prospectus, each Fund, except Top 50 US and its corresponding Portfolio, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

13. Invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by Germany, the states of Germany, a member state of the EU, a state party to the Convention on the European Economic Area (`CEEA'), a member state of the OECD or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA, shall be valued at half their value, provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds, and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds, and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

14. Purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined; and

15. Purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer.


PORTFOLIO TURNOVER

     Although the Portfolios do not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Advisors believe it is appropriate to do so in light of the investment objectives of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Top 50 World Portfolio, Top
50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, European Mid-Cap Portfolio, and Japanese Equity Portfolio is generally not expected to exceed 105%, 80%, 100%, 80%, 180%, and 150%, respectively.

                                       PORTFOLIO TURNOVER RATE AS OF
           PORTFOLIO                AUGUST 31, 1999     AUGUST 31, 2000
           ------------------------------------------------------------
           Top 50 World                    79%                101%
           Top 50 Europe                   61%                 65%
           Top 50 Asia                     51%                 48%
           Top 50 US                       58%                 68%
           European Mid-Cap                89%                 72%
           Japanese Equity                133%                120%

     A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.


WHAT DO SHARES COST?

MARKET VALUES
-------------

     Each Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when US trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

     A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (ie, the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust.

     Market values of portfolio securities are determined as follows:

     The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolio

Trust. All portfolio securities with a remaining maturity of less than 60 days generally are valued by the amortized cost method.

     The value of investments listed on a US securities exchange, other than options on stock indexes, is based on the last sale prices on the NYSE generally at 4:00pm (US Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Advisors to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisors determine the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the prevailing market rates available at the time of valuation.

     Options on stock indexes traded on US national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10pm (US Eastern time). Stock index futures and related options, which are traded on US futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15pm (US Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees, although the actual calculation may be done by others.

HOW ARE THE FUNDS SOLD?

     Under the Distributor's Contract with the Funds, the Distributor (ICC Distributors, Inc.) offers Shares on a continuous, best-efforts basis. ICC Distributors, Inc. is a Delaware corporation organized in August 1995, and is the principal distributor for a number of investment companies. In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor.

SUBSCRIPTIONS
-------------

     Under normal circumstances, a Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to a Fund in whole or in part by a contribution of readily available marketable securities to a Portfolio of a Fund.

PURCHASING SHARES THROUGH AN INVESTMENT PROFESSIONAL
----------------------------------------------------

     The investment professional which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the CDSC. In addition, advance payments made to an investment professional may be subject to reclaim by the Distributor for accounts transferred to the investment professional which does not maintain investor accounts on a fully disclosed basis and does not account for share ownership periods.

SUPPLEMENTAL PAYMENTS
---------------------

     Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of the Distributor (but not out of Fund assets). Securities laws may require certain investment professionals such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed above to investment professionals that waive all or any portion of the advance payments.


DISTRIBUTION AND SERVICES PLANS

     Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class A Shares, Class B Shares and Class C Shares are subject to a distribution plan (Distribution Plan), and to a service plan (Service Plan).

     Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of a Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.25% of Class A Shares and 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan. The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

     Under the Service Plan, each Fund pays to ICC Distributors, Inc. for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. ICC Distributors, Inc. determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

     Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

     The Distributor received commissions on the sale of the Funds Class A Shares and contingent deferred sales charges on the Funds Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

                                                    FISCAL YEAR ENDED AUGUST 31,
                                        2000                    1999                    1998
                                        ----                    ----                    ----
FUND                            RECEIVED    RETAINED    RECEIVED    RETAINED    RECEIVED    RETAINED
European Mid-Cap                $65,898        $0       $33,131        $0         $145         $0
Japanese Equity                 $48,660        $0       $1,179         $0         $0           $0
Top 50 Asia                     $58,812        $0       $2,350         $0         $0           $0
Top 50 Europe                   $57,935        $0       $34,339        $0         $596         $0
Top 50 US                       $20,134        $0       $6,637         $0         $0           $0
Top 50 World                    $12,039        $0       $3,150         $0         $0           $0

REDEMPTION

     A Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, a Fund will redeem Shares by check or by wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under `What Do Shares Cost?,' and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant under which it is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

     Certain changes in a Portfolio's investment objectives, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objectives or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
-------------

     Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

     Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectuses). Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

     Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

     The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

     Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.


         As of ________, 200_, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

----------------------------------------------------------------------------------------------------------------------------------
         FUNDS                      NAME AND ADDRESS       OWNED OF RECORD     BENEFICIALLY OWNED     PERCENTAGE OF OWNERSHIP
----------------------------------------------------------------------------------------------------------------------------------
    EUROPEAN MID-CAP



    JAPANESE EQUITY


----------------------------------------------------------------------------------------------------------------------------------

      TOP 50 WORLD



----------------------------------------------------------------------------------------------------------------------------------

      TOP 50 ASIA


----------------------------------------------------------------------------------------------------------------------------------

       TOP 50 US

     TOP 50 EUROPE

     Shareholders owning 25% or more of outstanding Shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

     Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

     As used in this SAI and the Prospectuses, the term `majority of the outstanding voting securities' (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

     In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

     The Declaration of Trust of the Portfolio Trust provides that a Fund and other entities investing in a Portfolio (eg, other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

TAX INFORMATION

FEDERAL TAXES
-------------

     Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the `Code') applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal, and possibly state and local, corporate income tax on its net income, and distributions to shareholders will be taxed as ordinary dividend income to the extent of each Fund's earnings and profits.

     Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other Funds will be separate from those realized by any one Fund. Each Fund is entitled to a loss carry-forward, which may reduce the taxable gain that Fund would realize, and to which the shareholder would otherwise be subject, in the future. As of August 31, 2000, the Top 50 US Fund had available capital loss carry-forwards to be utilized to offset future net capital gains.

     To avoid federal excise taxes, the Code requires that a Fund distribute to shareholders by December 31 of each year at least 98% of its taxable ordinary income earned during the calendar year and at least 98% of its capital gain net income earned during the 12 month period ending October 31; plus 100% of any undistributed amounts from the prior year. The Funds intend to make sufficient distributions to avoid these excise taxes, but can give no assurances that all taxes will be eliminated.

     Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for US federal income tax purposes. As such, each Portfolio generally should not be subject to US taxes.

FOREIGN INVESTMENTS (ALL PORTFOLIOS EXCEPT TOP 50 US)
-----------------------------------------------------

     If a Portfolio (with the exception of Top 50 US) purchases foreign securities, the investment income of the Portfolio may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would be subject. The effective rate of foreign tax cannot be predicted since the amount of a Portfolio's assets to be invested within various countries is uncertain. However, each Portfolio (with the exception of Top 50 US) intends to operate so as to qualify for treaty-reduced tax rates where available.

     If a Portfolio invests in futures contracts, options and certain other investments (such as the stock of certain foreign corporations which are Passive Foreign Investment Companies (PFICs)), the Portfolio may be subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's net income. These rules could therefore effect the amount, timing and character of distributions to shareholders.

     If more than 50% of the value of a Portfolio's assets at the end of the tax year is represented by stock or securities of foreign corporations, its corresponding Fund intends to qualify for certain Code stipulations that would allow the Fund to elect to pass-through the pro-rata share of foreign taxes paid by the Fund to the shareholders, who may be able to claim a foreign tax credit or deduction on their US income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

STATE TAXES
-----------

     Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its for state and local tax purposes might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors regarding state or local taxes affecting their investment in a Fund.

     US federal regulations require that a shareholder provide a certified taxpayer identification number (`TIN') upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, US federal regulations generally require the Funds to withhold (`backup withholding') and remit to the US Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's US federal income tax liability.

TAX TREATMENT OF REINVESTMENTS
------------------------------

     Generally, a reinvestment of the proceeds of a redemption of shares in a Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.


WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

OFFICERS AND BOARD OF DIRECTORS OF THE CORPORATION AND
------------------------------------------------------
TRUSTEES OF THE PORTFOLIO TRUST
-------------------------------

     The Directors of the Corporation, Trustees of the Portfolio Trust and their executive officers are responsible for managing the Corporation and Portfolio Trust's business affairs and for exercising all the Corporation and Portfolio Trust's powers except those reserved for the shareholders.

     The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

RICHARD R. BURT, Director / Trustee (2/3/47)

IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany, 1985-1989.

*RICHARD T. HALE, Director / Trustee / President (as of 12/19/00)  (7/17/45)

Managing Director, DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated), Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor). Director and President, Deutsche Asset Management Mutual Funds (registered investment companies). Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director / Trustee (5/27/37)

8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker dealer), Corvis Corporation, (optical networks), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated, (now DB Alex.Brown LLC), 1985-1987; and General Partner, Alex. Brown & Sons Incorporated (now DB Alex. Brown LLC), 1976-1985.

LOUIS E. LEVY, Director / Trustee (11/16/32)

26 Farmstead Road, Short Hills, New Jersey 07078. Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation, retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director / Trustee (7/14/32)

Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. Executive Vice President, Investment Counsel Duke University (education, research and health care); Lead Director, National Commerce Bank Corporation (NCBC) (banking); Director, Victory Funds (registered investment companies); Chairman, Winston Hedged Equity Group; Board Member, Red Hat, Inc. Formerly, Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments), retired 2000.

REBECCA W. RIMEL, Director / Trustee (4/10/51)

The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director / Trustee (10/27/26)

Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, MD 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) and Director, Virginia Hot Springs, Inc. (property management); Director of Agronex (biotechnology). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now DB Alex.Brown
LLC); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director / Trustee (1/29/40)

4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC, President, Trustee, Trust for Investment Managers (registered investment company) and President, Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund, Inc., The Central European Equity Fund, Inc., and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).

CARL W. VOGT, ESQ., Director / Trustee (4/20/36)

Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment) and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College.

AMY M. OLMERT, Secretary (5/14/63)

Director, Deutsche Asset Management; Formerly, Vice President, BT Alex. Brown Incorporated, (now DB Alex. Brown LLC), 1997-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1988-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)

Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated, (now DB Alex. Brown, LLC), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

CHARLES A. RIZZO, Treasurer (8/5/57)

Director, Deutsche Asset Management; Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1997.
------------------------------
* Messrs. Hale and Semans are directors who are `interested persons' as defined in the Investment Company Act.

Directors / Trustees and officers of the Corporation are also directors and officers of some or all of the other investment companies managed, advised, or administered by Investment Company Capital Corporation (`ICCC') or its affiliates. There are currently 23 funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the `Fund Complex'). Mr. Semans serves as Chairman of five funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as President of 20 other funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald, Wadsworth and Vogt serve as Directors of each fund in the Fund Complex. Mr. Hardiman serves as Director of each of these funds except for Flag Investors Emerging Growth Fund, Inc. and Flag Investors Short-Term Intermediate Fund, Inc. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Hirsch serves as Assistant Secretary, of each of the funds in the Fund Complex.

Neither the Corporation nor the Portfolio Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolio Trust or receives any compensation from a Fund or a Portfolio.

Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, DB Alex. Brown LLC in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

As of _______, 200_, the Corporation's Directors and Officers as a group owned ____% of Japanese Equity Class A Shares. The group owned less than __% of the remaining Funds' outstanding Class A, Class B, and Class C Shares.

The following table shows total compensation received as a Director and Trustee from the Corporation and Portfolio Trust and the total compensation received from the Corporation, the Portfolio Trust and the Fund Complex for the most recent fiscal year ended August 31, 2000. As of March 28, 2000, the Corporation and Portfolio Trust joined the Flag Fund Complex, as described below.

                                                                                                 AGGREGATE
                                                          AGGREGATE                            COMPENSATION
                   NAME                                 COMPENSATION        PENSION OR      PAYABLE FROM THE
                                                        PAYABLE FROM        RETIREMENT      CORPORATION, THE
POSITION WITH CORPORATION AND PORTFOLIO TRUST          THE CORPORATION    BENEFITS ACCRUED    PORTFOLIO TRUST
                                                           AND THE        AS PART OF FUND      AND THE FUND
                                                       PORTFOLIO TRUST        EXPENSES            COMPLEX
---------------------------------------------------------------------------------------------------------------
RICHARD R. BURT (1)                                       $12,087.25            (3)             $41,250.00
DIRECTOR/TRUSTEE

JOSEPH R. HARDIMAN                                          $87.25              (3)             $39,000.00
DIRECTOR/TRUSTEE

LOUIS E. LEVY                                              $109.64              (3)             $49,000.00
DIRECTOR/TRUSTEE

EUGENE J. MCDONALD                                         $109.64              (3)             $49,000.00
DIRECTOR/TRUSTEE

REBECCA W. RIMEL                                            $87.25              (3)             $39,000.00
DIRECTOR/TRUSTEE

TRUMAN T. SEMANS*
DIRECTOR/TRUSTEE                                              $0                 $0                 $0

RICHARD T. HALE*
DIRECTOR / TRUSTEE / PRESIDENT                                $0                 $0                 $0
(since December 19, 2000)

CARL W. VOGT (4)                                              $0                (3)               $39,000
DIRECTOR / TRUSTEE

ROBERT H. WADSWORTH (1)                                   $12,587.25            (3)             $41,750.00
DIRECTOR/TRUSTEE

EDWARD SCHMULTS (2)                                       $12,000.00            N/A                 $ -

WERNER WALBROEL (2)                                       $12,500.00            N/A                 $ -

--------------------------
* Messrs. Hale and Semans are directors who are `interested persons' as defined in the Investment Company Act.
(1) Messrs. Burt and Wadsworth were trustees of the original Deutsche Funds and subsequently became directors of Flag Investors Funds, Inc.

(2) Mr. Walbroel resigned as Director/Trustee effective March 22, 2000. Mr. Schmults completed his term as Director/Trustee effective March 22, 2000.
(3) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Funds for the year ended December 31, 1999 was approximately $1,189.
(4) Formerly, President of the Funds. Mr. Vogt was elected as Director for the Funds on December 19, 2000.


Upon joining the Flag Fund Complex as of March 28, 2000, the Corporation and Portfolio Trust began participating in the Complex's Retirement Plan for Directors who are not employees of the any fund, a fund's Administrator or its respective 30 affiliates (the `Directors Retirement Plan'). After completion of six years of service, each participant in the Directors Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Directors Retirement Plan is unfunded and unvested. Such fees are allocated to each fund in the Flag Fund Complex based upon the relative net assets of such fund to the Flag Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.

Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Mr. McDonald, 8 years; for Mr. Levy, 6 years; for Ms. Rimel and Mr. Vogt, 5 years; for Mr. Hardiman, 2 years; and for Mr. Burt and Mr. Wadsworth, 1 year.



           Estimated Annual Benefits Payable By Fund Complex Upon Retirement


Years of Service           Chairmen of Audit and Executive Committees            Other Participants
----------------           ------------------------------------------            ------------------
6 years                                     $4,900                                      $3,900

7 years                                     $9,800                                      $7,800

8 years                                    $14,700                                     $11,700

9 years                                    $19,600                                     $15,600

10 years or more                           $24,500                                     $19,500

Any Director who receives fees from a fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

CODE OF ETHICS
--------------

     The Board of Directors of the Corporation and the Portfolios' advisor, Deutsche Funds Management, have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Corporation's and Advisors' Codes of Ethics permit access persons, as this term is defined in the Code of Ethics, to trade securities that may be purchased or held by the Portfolios for their own accounts, subject to compliance with preclearance procedures. In addition, the Corporation's and Advisors' Codes provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Portfolios in the same security. The Corporation's and Advisors' Codes prohibit short term trading profits and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements. The Codes are on file with and available from the SEC.

     DWS International Portfolio Management GmbH (`DWS'), the sub-advisor of each of the Portfolios except the Top 50 US Portfolio, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DWS's Code permits access persons to trade securities that may be purchased or held by the Portfolios but prohibits front-running, frequent buying and selling, and purchase of restricted list securities without prior approval. DWS's Code also requires prior approval for personal investments in initial public offerings and prohibits investments in private placements.

     Deutsche Asset Management, Inc. (`DeAM, Inc.'), the sub-advisor of the Top 50 US Portfolio, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DeAM, Inc.'s Code permits access persons to trade securities that may be purchased or held by the Portfolios for their own accounts, subject to compliance with the Code's preclearance requirements. In addition, DeAM, Inc.'s Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Portfolios in the same security. The Code prohibits short-term trading and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements.

     The Portfolios' principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

ADVISOR
-------

     Each Fund has not retained the services of an investment manager or advisor since each Fund seeks to achieve its investment objectives by investing all of its investable assets in its corresponding Portfolio.

     The advisor (manager) to each Portfolio is Deutsche Fund Management, Inc. (`DFM'), an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM is a Delaware corporation and registered investment advisor. For these services, DFM receives an annual fee from each Portfolio, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of such Portfolio as follows: 1.00% for Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio; and 0.85% for Top 50 US Portfolio, European Mid-Cap Portfolio, and Japanese Equity Portfolio. (See the table below entitled `Fees Paid by the Portfolio Trust' for advisory fees paid by each Portfolio to DFM for the last three fiscal years.)

     Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the Management Agreement), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Sub-Advisor. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio.

     Until recently, the Glass-Steagall Act and other applicable laws generally prohibited banks (including foreign banks having US operations, such as Deutsche
Bank) from engaging in the business of underwriting or distributing securities in the United States. The Board of Governors of the Federal Reserve System interpreted these laws as prohibiting a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof from sponsoring, organizing, or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The Board of Governors did not prohibit a holding company (or a foreign bank in this capacity) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Recent changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, and future judicial and administrative decisions and interpretations of the changes to federal statutes and regulations, will repeal most, if not all, of these prohibitions over the next year, when the changes take effect.


INVESTMENT SUB-ADVISOR
----------------------

     On behalf of the Portfolio Trust, DFM has entered into an investment sub-advisory agreement (Sub-Advisory Agreements) with DWS for each Portfolio (with the exception of Top 50 US Portfolio) and with DeAM, Inc. for Top 50 US Portfolio. It is each Sub-Advisor's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of the respective Portfolios, arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions. DWS and DeAM, Inc. are registered investment advisors. For these services, the respective Sub-Advisor receives from DFM and not the Portfolios an annual fee, which is computed daily and may be paid monthly, equal to a percentage of the average daily net assets of each Portfolio as follows: 0.75% for Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio; and 0.60% for Top 50 US Portfolio, European Mid-Cap Portfolio and Japanese Equity Portfolio. (See the table below entitled `Fees Paid by the Portfolio Trust' for sub-advisory fees paid by DFM to DWS for the last three fiscal years.)

     The Sub-Advisor shall not be liable to the Corporation, Portfolio Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

BROKERAGE TRANSACTIONS

     The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio manager may serve other clients of the Sub-Advisor in a similar capacity.

     The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Advisor on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of a Portfolio's securities in so-called tender or exchange offers.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Sub-Advisor or the Portfolio or who have sold or are selling Shares of the Fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.

     The investment advisory fee that each Portfolio pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisor's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

     In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Sub-Advisor's other clients. Investment decisions for the Portfolios and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

     Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As one of the principal brokers for the Portfolios, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolios.

     The Sub-Advisor may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         On August 31, 2000, the Portfolios owned securities of the following regular broker/dealers:

PORTFOLIO                    BROKER / DEALER                       AMOUNT OWNED
------------------------------------------------------------------------------------------
EUROPEAN MID-CAP             None

TOP 50 US                    Lehman Brothers                            $362,500.00
                             Morgan Stanley Dean Witter Co.             $548,568.75
                             Citigroup Inc.                           $1,081,883.13
                             Axa Financial Inc.                         $569,250.00
                             Chase Manhattan Corp.                      $729,168.75
                             Marsh & McLennan Co.                       $712,500.00
                             American Express Co.                       $733,150.00

JAPANESE EQUITY              Nomura Securities Co., Ltd.                $701,729.71
                             Orix Corp.                                 $332,817.70
                             Sanwa Bank                                 $255,407.11

TOP 50 ASIA                  Nomura Securities Co., Ltd.              $3,040,828.76
                             DBS Group Holdings Ltd.                  $2,811,202.78
                             HSBC Holdings plc                        $3,592,168.52
                             Australia & New Zealand                    $538,777.13
                                 Banking Group Ltd.
                             Banking Group Ltd.                       $2,579,921.55
                             Overseas Union Bank Ltd.                  2,579.921.55

TOP 50 WORLD                 HSBC Holdings plc                          $990,550.43
                             Axa Financial Inc.                         $794,424.74
                             Citigroup Inc.                             $926,216.62
                             Morgan Stanley Dean Witter Co.             $430,250.00

TOP 50 EUROPE                Credit Suisse Group                        $520,684.32
                             UBS AG                                     $899,296.21
                             Axa Financial                              $882,094.22
                             Dresdner Bank AG                         $1,576,019.20
                             ING Groep NV                               $979,648.41

For the fiscal year ended August 31, 2000, the Portfolios paid $5,121.94 in brokerage commissions to Deutsche Bank London, an affiliated broker, which represents 0.89% of the aggregate brokerage commissions paid and 6.64% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2000, the Portfolios paid $71,795.49 in brokerage commissions to Deutsche Bank Frankfurt, an affiliated broker, which represents 12.48% of the aggregate brokerage commissions paid and 93.11% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2000, the Portfolios paid $189 in brokerage commissions to Deutsche Morgan Grenfell, Ltd., an affiliated broker, which represents 0.033% of the aggregate brokerage commissions paid and 0.25% of the aggregate principal amount of trades by affiliated brokers.

ADMINISTRATOR

     Investment Company Capital Corp. (ICCC), a subsidiary of Deutsche Bank, AG, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. The Administrator, among other things, (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials. ICCC provides these services at the following annual rate of the average aggregate daily net assets of each Fund as specified below:

MAXIMUM ADMINISTRATIVE FEE*                        AVERAGE AGGREGATE DAILY NET ASSETS OF EACH FUND
---------------------------------------------------------------------------------------------------
0.065 of 1%                                        on the first $200 million
---------------------------------------------------------------------------------------------------
0.0525 of 1%                                       on assets in excess of $200 million
---------------------------------------------------------------------------------------------------

*    The Administrator receives a minimum annual fee of $75,000 per Fund.

OPERATIONS AGENT
----------------

     ICCC serves as operations agent to the Portfolios. The Operations Agent of the Portfolios, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Advisor; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims. ICCC provides these services at the annual rate of 0.035% of the average daily net assets of each Portfolio. (See the table below entitled `Fees Paid by the Portfolio Trust' for operations agent fee paid by each Portfolio to ICCC for the last three fiscal years.)

     The operations agency fee received for each Portfolio, during any fiscal year, shall be at least $60,000. The operations agency fee received for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, shall be at least $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent and the Administrator.

ADMINISTRATIVE AGENT
--------------------

     ICCC serves as sub-administrative agent to the Portfolios.* The Administrative Agent, (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and
(ix) maintains the investor register. ICCC provides these services at the following annual rate of the average aggregate daily net assets of each Portfolio as specified below:

* As of September 1, 2000. Previously, IBT Fund Services (Canada) Inc. (`IBT') and Federated Services Company served as sub-administrators. On April 1, 2000, IBT and ICCC served as sub-administrators.

MAXIMUM ADMINISTRATIVE AGENT FEE*                 AVERAGE AGGREGATE DAILY NET ASSETS OF EACH PORTFOLIO
-------------------------------------------------------------------------------------------------------
0.025 of 1%                                       on the first $200 million
-------------------------------------------------------------------------------------------------------
0.02 of 1%                                        on the next $800 million
-------------------------------------------------------------------------------------------------------
0.01 of 1%                                        on assets in excess of $1 billion
-------------------------------------------------------------------------------------------------------

* The administrative agency fee received for each Portfolio shall be at least $50,000 for the third year.

(See the table below entitled `Fees Paid by the Portfolio Trust' for administrative agent fee paid by each Portfolio to ICCC for the last three fiscal years.)

CUSTODIAN AND FUND ACCOUNTANT

     Investors Bank & Trust Company (`IBT Co.') is custodian for the securities and cash of each Funds' and each Portfolio's assets. Foreign instruments purchased by the Portfolios are held by various sub-custodial arrangements employed by IBT Co. IBT Fund Services (Canada) Inc. (`IBT') provides fund accounting services to the Funds and the Portfolios including: (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provides these services at the following annual rate of the average aggregate daily net assets of each Portfolio as specified below:

MAXIMUM CUSTODY AND ACCOUNTING FEE*               AVERAGE AGGREGATE DAILY NET ASSETS OF EACH PORTFOLIO
------------------------------------------------------------------------------------------------------
0.020 of 1%                                       on the first $200 million
------------------------------------------------------------------------------------------------------
0.015 of 1%                                       on the next $800 million
------------------------------------------------------------------------------------------------------
0.010 of 1%                                       on assets in excess of $1 billion
------------------------------------------------------------------------------------------------------

* The custodian fee received for each Portfolio shall be at least $40,000 in the third year.

For the fiscal year ended August 31, 2000, IBT Co. and IBT were paid the following as compensation for providing custody and accounting services:

          ------------------------------------------------
                                            CUSTODY AND
          PORTFOLIO                       ACCOUNTING FEES
          ------------------------------------------------
          European Mid-Cap Portfolio             $100,857
          ------------------------------------------------
          Japanese Equity Portfolio              $100,941
          ------------------------------------------------
          Top 50 Asia Portfolio                  $129,456
          ------------------------------------------------
          Top 50 Europe Portfolio                $102,450
          ------------------------------------------------
          Top 50 US Portfolio                     $62,702
          ------------------------------------------------
          Top 50 World Portfolio                  $94,926
          ------------------------------------------------

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     ICCC maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the Portfolios pay ICCC an $18,000 base fee per class per Fund; up to $10.00 for open accounts per account per year; and $1.80 for closed accounts per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the period April 7, 2000 through August 31, 2000 ICCC's fee was $49, 747. Prior to April 7, 2000, Federated Shareholder Services Company served as transfer agent and dividend disbursing agent for the Portfolios and operated under a similar fee structure.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP is the independent accountant for the Corporation and Portfolio Trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Funds and the Portfolios Trust.

                        FEES PAID BY THE PORTFOLIO TRUST
--------------------------------------------------------------------------------
                 SERVICES FOR FISCAL YEAR/PERIODS ENDED AUGUST 31,
--------------------------------------------------------------------------------
                       MANAGER FEE                 SUB-ADVISORY FEE**
PORTFOLIO  ---------------------------------------------------------------------
  NAME          2000       1999       1998*      2000      1999       1998*
--------------------------------------------------------------------------------
   Top 50     $318,965   $153,724    $76,939    $50,843    $23,057    $57,704
   World
 Portfolio
--------------------------------------------------------------------------------
   Top 50
   Europe     $397,086   $272,729    $87,638    $65,399    $47,461    $65,728
 Portfolio
--------------------------------------------------------------------------------
   Top 50
    Asia      $826,934   $389,911   $189,797   $142,492    $57,526   $142,347
 Portfolio
--------------------------------------------------------------------------------
   Top 50
     US       $240,525   $210,939    $70,740   $126,198   $107,156    $49,934
 Portfolio
--------------------------------------------------------------------------------
  European
  Mid-Cap     $435,338   $188,736    $31,021    $63,942    $26,595    $21,897
 Portfolio
--------------------------------------------------------------------------------
  Japanese
   Equity     $192,297    $54,632    $11,948    $21,369    $7,713     $8,433
 Portfolio
--------------------------------------------------------------------------------
  US Money    $303,614   $374,550   $215,792   $206,771   $280,913   $161,844
   Market
  Porfolio
--------------------------------------------------------------------------------
                        FEES PAID BY THE PORTFOLIO TRUST
--------------------------------------------------------------------------
                 SERVICES FOR FISCAL YEAR/PERIODS ENDED AUGUST 31,
--------------------------------------------------------------------------
                OPERATIONS AGENT FEE           ADMINISTRATIVE AGENT FEE
PORTFOLIO  ---------------------------------------------------------------
  NAME         2000      1999      1998*      2000       1999     1998*
--------------------------------------------------------------------------
   Top 50     $59,865  $120,354   $67,036    $49,486   $44,697   $36,556
   World
 Portfolio
--------------------------------------------------------------------------
   Top 50
   Europe     $59,926  $114,606   $66,445    $49,583   $44,583   $36,556
 Portfolio
--------------------------------------------------------------------------
   Top 50
    Asia      $60,166  $110,830   $61,738    $49,583   $44,582   $35,112
 Portfolio
--------------------------------------------------------------------------
   Top 50
     US       $59,980  $116,881   $66,335    $49,583   $44,583   $36,556
 Portfolio
--------------------------------------------------------------------------
  European
  Mid-Cap     $59,916  $112,867   $64,498    $49,583   $44,583   $34,889
 Portfolio
--------------------------------------------------------------------------
  Japanese
   Equity     $59,883  $121,732   $65,332    $49,583   $44,583   $34,445
 Portfolio
--------------------------------------------------------------------------
  US Money    $85,502   $62,622   $28,933   $105,891   $27,855   $56,920
   Market
  Porfolio
--------------------------------------------------------------------------

*    The commencement of operations for the Portfolios are as follows:
     October 2, 1997: Top 50 World, Top 50 Europe, Top 50 US
     October 14, 1997: Top 50 Asia
     October 17, 1997: European Mid-Cap
     October 20, 1997: Japanese Equity
     March 25, 1998: US Money Market. The US Money Market Fund (Class A and Class B Shares) was terminated on May 1, 2000.
** The Sub-Advisory fee was paid by DFM out of the advisory fee it received from the Portfolios.

                                                                 FEES PAID BY THE FUNDS
------------------------------------------------------------------------------------------------------------------------------
                                                     SERVICES FOR THE FISCAL YEAR/PERIODS ENDED AUGUST 31,
------------------------------------------------------------------------------------------------------------------------------
                                       ADMINISTRATIVE FEE                                 BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------------------------------
FUND NAME                    2000             1999             1998*         2000               1999                1998*
------------------------------------------------------------------------------------------------------------------------------
Top 50 World                 $74,857          $1,305           $226          $112,479           $45,307             $46,910
------------------------------------------------------------------------------------------------------------------------------
Top 50 Europe                $74,814          $5,807           $700          $71,653            $86,609             $39,913
------------------------------------------------------------------------------------------------------------------------------
Top 50 Asia                  $74,854          $7,197           $197          $247,976           $214,463            $233,262
------------------------------------------------------------------------------------------------------------------------------
Top 50 US                    $74,833          $3,116           $1,064        $38,406            $39,461             $24,027
------------------------------------------------------------------------------------------------------------------------------
European Mid-Cap Fund        $74,811          $10,716          $941          $89,331            $70,019             $41,688
------------------------------------------------------------------------------------------------------------------------------
Japanese Equity Fund         $74,857          $2,699           $182          $148,716           $55,077             $16,547
------------------------------------------------------------------------------------------------------------------------------
US Money Market Fund         $49,832          $7,443           $120          N/A                N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------

* The commencement of operations for the funds are as follows:
   October 2, 1997:  Top 50 World, Top 50 Europe, Top 50 US
   October 14, 1997:  Top 50 Asia
   October 17, 1997:  European Mid-Cap
   October 20, 1997:  Japanese Equity
   March 25, 1998: US Money Market. The US Money Market Fund (Class A and Class B Shares) was terminated on May 1, 2000.

FRONT-END SALES CHARGE REALLOWANCES (CLASS A SHARES FOR ALL FUNDS)
------------------------------------------------------------------

The distributor receives a front-end sales charge on certain share sales. The distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services.

Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The distributor retains any portion not paid to an investment professional.

                                                             FOR THE FISCAL YEAR ENDED AUGUST 31, 2000
                                                  ---------------------------------------------------------------
                                                             12b-1 FEE                  SHAREHOLDER SERVICES FEE
                                                  ---------------------------------------------------------------
                                                  CLASS A       CLASS B     CLASS C     CLASS B         CLASS C
        FUND NAME                                 SHARES        SHARES      SHARES      SHARES          SHARES
        ---------------------------------------------------------------------------------------------------------
        Top 50 World                               $2,898       $19,290         $69      $6,430            $23
        ---------------------------------------------------------------------------------------------------------
        Top 50 Europe                              $4,305       $52,839      $8,141     $17,613         $2,714
        ---------------------------------------------------------------------------------------------------------
        Top 50 Asia                               $26,482       $48,418         $91     $16,139            $30
        ---------------------------------------------------------------------------------------------------------
        Top 50 US                                  $3,641       $25,218      $1,498      $8,406           $499
        ---------------------------------------------------------------------------------------------------------
        European Mid-Cap Fund                     $14,065       $75,271     $18,500     $25,090         $6,167
        ---------------------------------------------------------------------------------------------------------
        Japanese Equity Fund                       $4,965       $56,176         $71     $18,725            $24
        ---------------------------------------------------------------------------------------------------------

         Fees are allocated among classes based on their pro rata share of fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of shares.

HOW DO THE FUNDS MEASURE PERFORMANCE?

     The Funds may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

     Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

     Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


AVERAGE ANNUAL TOTAL RETURNS AND YIELD
--------------------------------------

Total returns given for the last fiscal year or since inception period ended August 31, 2000.

------------------------------------------------------------------------------------------------------------------------------------
FUND NAME                          AVERAGE ANNUAL TOTAL RETURN                              AVERAGE ANNUAL TOTAL RETURN
                                   WITHOUT SALES CHARGES/CDSC                                 WITH SALES CHARGES/CDSC
                      --------------------------------------------------------------------------------------------------------------
                       CLASS A SHARES     CLASS B SHARES     CLASS C SHARES    CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
                         One Year /         One Year /         One Year /        One Year /          One Year /         One Year /
                      Since Inception     Since Inception   Since Inception    Since Inception    Since Inception    Since Inception
------------------------------------------------------------------------------------------------------------------------------------
Top 50 World (1)           12.95%             12.10%              N/A               6.74%              7.09%                N/A
                           17.17%             15.64%                               14.92%              14.57%              3.20%
------------------------------------------------------------------------------------------------------------------------------------
Top 50 Europe (2)          22.91%             22.04%             22.01%            16.15%              17.04%             21.01%
                           9.93%               6.35%             12.45%             7.82%              5.20%              12.45%
------------------------------------------------------------------------------------------------------------------------------------
Top 50 Asia (3)            17.54%             16.68%              N/A              11.07%              11.68%               N/A
                           21.90%              34.18                               19.53%              33.30%              0.97%
------------------------------------------------------------------------------------------------------------------------------------
Top 50 US (4)              24.87%             23.83%             23.95%            18.01%              18.83%             22.95%
                           22.06%             18.89%             29.25%            19.71%              17.94%             29.25%
------------------------------------------------------------------------------------------------------------------------------------
European Mid-Cap           45.74%             44.33%             44.42%            37.73%              39.34%             43.42%
Fund (5)                   22.83%             20.36%             26.19%            20.43%              19.40%             26.19%
------------------------------------------------------------------------------------------------------------------------------------
Japanese Equity            25.57%             22.66%              N/A              18.66%              17.66%               N/A
Fund (6)                   27.85%             53.36%                               25.35%              52.43%              2.11%
------------------------------------------------------------------------------------------------------------------------------------

(1) Inception Dates:  Class A Shares - October 2, 1997
                      Class B Shares - May 4, 1998
                      Class C Shares - May 31, 2000

(2) Inception Dates:  Class A Shares - October 2, 1997
                      Class B Shares - March 30, 1998
                      Class C Shares - September 2, 1998

(3) Inception Dates:  Class A Shares - October 14, 1997
                      Class B Shares - May 5, 1998
                      Class C Shares - May 31, 2000

(4) Inception Dates:  Class A Shares - October 2, 1997
                      Class B Shares - March 18, 1998
                      Class C Shares - September 2, 1998

(5) Inception Dates:  Class A Shares - October 17, 1997
                      Class B Shares - March 30, 1998
                      Class C Shares - September 2, 1998

(6) Inception Dates:  Class A Shares - October 20, 1997
                      Class B Shares - August 10, 1998
                      Class C Shares - May 31, 2000


TOTAL RETURN
------------

     Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

     The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

     When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
-----

     The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

     To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS
-----------------------

     From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for a Fund may be obtained by calling 1-800-767-3524.

     Advertising and sales literature may include:

     - references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

     - charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

     - discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

     - information about the mutual fund industry from sources such as the Investment Company Institute.

     GENERAL
     The performance of each of the classes of Fund Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Comparative performance information may be used from time to time in advertising a Fund's Shares, including appropriate market indices or data from Lipper, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     INFORMATION AND COMPARISONS RELATING TO THE FUNDS, SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT
     Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund Shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

     Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

     Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages. Information may be provided to investors regarding capital gains distributions by the Funds, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

     Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (eg, stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, securities lending activities, permitted investments and hedging activities (eg, engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

     Information on the performance of a Fund on the basis of changes in net asset value per Fund Share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in a Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the NYSE and the American Stock Exchange, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

     Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index (`CPI') or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. For example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term US Treasury bills, long-term US Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

     - EUROPEAN MID-CAP FUND may be compared to the DAX Composite Index (`CDAX'), Financial Times (`FT')/Standard & Poor's Medium-Small Cap Europe Index, Deutscher Aktien Index (`DAX'), Mid-Cap Deutscher Aktien Index (`MDAX'), DSX Mid-Cap and the Morgan Stanley Capital Index (`MSCI') - Europe Index;

     - JAPANESE EQUITY FUND may be compared to the Tokyo Price Index (`TOPIX'), Nikkei-225 Index, and the MSCI Japan Index;

     -    TOP 50 WORLD may be compared to the MSCI-World Index;

     -    TOP 50 EUROPE may be compared to the MSCI-Europe Index;

     - TOP 50 ASIA may be compared to the MSCI Pacific Index and MSCI Pacific ex Japan Index;

     -    TOP 50 US may be compared to Standard & Poor's 500 Index.

     Each index is an unmanaged index of common security prices, converted into US dollars where appropriate. Any index selected by a Fund for information purposes may not compute total return in the same manner as the Fund and may exclude, for example, dividends paid, as well as brokerage and other fees.

     Information comparing the portfolio holdings relating to a particular Fund with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

     Information may be provided by a Fund on the total return for various composites of the different Funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for the individual Fund, including correlations, standard deviation, and tracking error analysis.

     Past results may not be indicative of future performance. The investment return and net asset value of Shares of each Fund will fluctuate so that the Shares, when redeemed, may be worth more or less than their original cost.


     ECONOMIC AND MARKET INFORMATION
     Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.


FINANCIAL INFORMATION

     The Financial Statements, including notes thereto and the report of PricewaterhouseCoopers LLP for the Funds for the fiscal year ended August 31, 2000, were audited by PricewaterhouseCoopers LLP and are incorporated herein by reference to the Annual Report to Shareholders of Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.) filed with the SEC, dated August 31, 2000.

                                   APPENDIX A

MEMBER STATES OF THE EUROPEAN UNION

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

ORGANIZATION FOR ECONOMIC COOPERATION AND DEVELOPMENT MEMBERS

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

EXCHANGES IN EUROPEAN COUNTRIES WHICH ARE NOT MEMBER STATES EUROPEAN UNION AND NOT STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA.

CZECH REPUBLIC
Prague

HUNGARY
Budapest

POLAND*
Warsaw

SLOVAKIA
Bratislavia

SWITZERLAND
Basel, Geneva, Zurich

EXCHANGES IN NON-EUROPEAN COUNTRIES**
ARGENTINA
Buenos Aires

AUSTRALIA
ASX (Sydney, Hobart, Melbourne, Perth)

BRAZIL
Sao Paulo, Rio de Janiero

CANADA
Toronto, Vancouver, Montreal

CHILE
Santiago

HONG KONG
Hong Kong Stock Exchange

INDIA
Mumbai, Calcutta, Delhi, Madras

INDONESIA
Jakarta

JAPAN
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

MALAYSIA
Kuala Lumpur

MEXICO
Mexico City

NEW ZEALAND
Wellington Christchurch/Invercargill, Auckland

PERU
Lima

PHILIPPINES
Manila

SINGAPORE
Singapore

SOUTH AFRICA
Johannesburg

SOUTH KOREA
Seoul

TAIWAN
Taipei

THAILAND
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

REGULATED MARKETS IN COUNTRIES WHICH ARE NOT MEMBERS OF THE EUROPEAN UNION AND NOT CONTRACTING STATES OF THE TREATY ON THE EUROPEAN ECONOMIC AREA
CANADA***
Over-the-Counter Market

JAPAN***
Over-the-Counter Market

SOUTH KOREA***
Over-the Counter Market

SWITZERLAND
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

UNITED STATES***

NASDAQ-SYSTEM
Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

* Top 50 World, Top 50 Europe, Top 50 Asia, and European Mid-Cap Only. ** Not applicable to the European Mid-Cap Fund.
*** European Mid-Cap Fund Only

                                   APPENDIX B

STANDARD & POOR'S

LONG-TERM DEBT RATING DEFINITIONS
AAA--The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--A very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--A strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Regarded as having an adequate capacity to pay interest and repay principal. Although normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Less near-term vulnerability to default than other speculative issues. However, faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--A greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--A currently identifiable vulnerability to default, and dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, not likely to have the capacity to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC--Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--Typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. May be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

COMMERCIAL PAPER (CP) RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--Indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

SHORT-TERM MUNICIPAL OBLIGATION RATINGS
A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY'S INVESTORS SERVICE

LONG-TERM BOND RATING DEFINITIONS
Aaa--Judged to be of the best quality. The smallest degree of investment risk and generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Considered as medium-grade obligations (ie, neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca--Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER RATINGS
P-1--A superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--A strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--Denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--Denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBS) RATINGS Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH, INC./FITCH INVESTORS SERVICE, L.P.

LONG-TERM DEBT RATING DEFINITIONS
AAA--Investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Imminent default in payment of interest or principal.

SHORT-TERM DEBT RATING DEFINITIONS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

COMMERCIAL PAPER RATING DEFINITIONS
FITCH-1--(Highest Grade) Regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Assurance of timely payment only slightly less in degree than the strongest issues.

LONG-TERM DEBT RATINGS
NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.

OTHER CONSIDERATIONS
Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                                    ADDRESSES

FLAG INVESTORS TOP 50 WORLD
FLAG INVESTORS TOP 50 EUROPE
FLAG INVESTORS TOP 50 ASIA
FLAG INVESTORS TOP 50 US
FLAG INVESTORS EUROPEAN MID-CAP FUND
FLAG INVESTORS JAPANESE EQUITY FUND
One South Street
Baltimore, Maryland 21202

INVESTMENT ADVISOR
Deutsche Fund Management, Inc.
280 Park Avenue
New York, New York 10017

INVESTMENT SUB-ADVISORS
DWS International Portfolio Management GmbH
Grueneburgweg 113-115
60323 Frankfurt am Main, Germany

Deutsche Asset Management, Inc.
280 Park Avenue
New York, New York 10017

DISTRIBUTOR
ICC Distributors, Inc.
2 Portland Square
Portland, Maine 04101

ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

CUSTODIAN
Investors Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts 02116

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

PART C. OTHER INFORMATION.

ITEM 23. EXHIBITS:

(a)  (i) Copy of Articles of Amendment and Restatement of the Registrant; (2)

     (ii) Conformed copy of Articles of Amendment; (6)

     (iii) Conformed copy of Articles Supplementary of Registrant; (6)

     (iv) Conformed copy of Articles of Amendment Certificate of Correction; (6)

     (v) Conformed copy of Articles of Amendment; (8)

(b)  (i) Copy of By-Laws of the Registrant; (1)

     (ii) Copy of Amendment #1 to the By-Laws; (9)

(c)  Copy of Specimen Certificate for shares of common stock of the Registrant;
     (5)

(d)  (i) Copy of Investment Advisory Agreement of the Registrant; (2)

     (ii) Copy of Investment Management Agreement; (3)

     (iii) Conformed copy of Amended Letter Agreement regarding Expense Ratio Caps; (10)

(e) (i) Conformed copy of Distributor's Contract including Exhibits A and B thereto; (4)

     (ii) Conformed copy of Exhibit C to the Distributor's Contract; (6)

     (iii) Form of Distribution Agreement including Appendix A and B thereto;
     (7)

     (iv) Conformed copy of Mutual Funds Sales and Service Agreement; (4)

(f)  Not applicable;

(g) (i) Conformed copy of Custodian Agreement between Investors Bank and Trust and the Registrant; (4)

     (ii) Custodian Agreement between Deutsche Portfolios and Investors Bank and Trust Company; (2)

     (iii) Conformed copy of Delegation Agreement between Deutsche Portfolios and Investors Bank and Trust Company including Appendix A-D; (6)

(h) (i) Conformed copy of Series Master Services Agreement between Investment Company Capital Corporation and the Registrant; (11)

     (ii) Conformed copy of Fund Accounting Agreement between IBT Fund Services (Canada) Inc. and the Registrant; (4)

     (iii) Conformed copy of Appendix A-C to Fund Accounting Agreement between IBT Fund Services (Canada) Inc. and the Registrant; (6)

     (iv) Conformed copy of Services Agreement; (4)

     (v) Form of Amendment #1 to Exhibit 1 of the Services Agreement; (6)

     (vi) Conformed copy of Master License Agreement between the Registrant and Deutsche Banc Alex. Brown, LLC; (11)

     (vii) Conformed copy of Letter Agreement between Flag Investors Funds, Inc. and Deutsche Fund Management, Inc.; (11)

(i) Opinion and Consent of Counsel as to legality of shares being registered filed by amendment.

(j)  Consent of Independent Accountants to be filed by amendment.

(k)  Not applicable;

(l)  Copy of investment representation letters from initial shareholders; (3)

(m)  (i) Conformed copy of Distribution and Services Plan; (4)

     (ii) Conformed copy of Exhibit C to the Distribution and Service Plan; (6)

(n)  Not applicable.

(o) Conformed copy of Amended and Restated Multiple Class Plan including Exhibit A; (10)

(p)  Codes of Ethics

     (i)      Code of Ethics of Registrant; (11)
     (ii)     Deutsche Funds Management, Inc.; (11)
     (iii)    DWS International Portfolio Management; (11)
     (iv)     Deutsche Asset Management; (11)

(q)  Conformed copy of Powers of Attorney. (11)
     ---------------------------------------------------------
     (+): filed electronically herewith.

1. Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on May 23, 1997. (File Nos. 333-7008 and 811-8227)
2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 4 on Form N-1A filed on August 1, 1997. (File Nos. 333-7008 and 811-8227)
3. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997. (File Nos. 333-7008 and 811-8227)
4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)
5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed on September 1, 1998. (File Nos. 333-7008 and 811-8227)
6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on November 2, 1998. (File Nos. 333-7008 and 811-8227)
7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed on October 29, 1999. (File Nos. 333-7008 and 811-8227)
8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed on December 30, 1999. (File Nos. 333-7008 and 811-8227)
9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed on March 31, 2000. (File Nos. 333-7008 and 811-8227)
10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on June 1, 2000 (File Nos. 333-7008 and 811-8227)
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on December 29, 2000 (File Nos. 333-7008 and 811-8227)


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

None

ITEM 25. INDEMNIFICATION:

Reference is made to Article EIGHT of Registrant's Articles of Amendment and Restatement.

Registrant, its Directors and officers, and persons affiliated withthem are insured against certain expenses in connection with the defense ofactions, suits or proceedings, and certain liabilities that might be imposed asa result of such actions, suits or proceedings.

Insofar as indemnification for liability arising under the SecuritiesAct of 1933, as amended (the "Act"), may be permitted to Directors, officers andcontrolling persons of the Registrant pursuant to the foregoing provisions, orotherwise, the Registrant has been advised that in the opinion of the Securitiesand Exchange Commission such indemnification is against public policy asexpressed in the Act and is, therefore, unenforceable. In the event that a claimfor indemnification against such liabilities (other than the payment by theRegistrant of expenses incurred or paid by a Director, officer of controllingperson of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person inconnection with the securities being registered, the Registrant will, unless inthe opinion of its counsel the matter has been settled by controlling precedent,submit to a court of appropriate jurisdiction the question of whether suchindemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

Deutsche Fund Management, Inc. ("DFM"), DWS International Portfolio ManagementGmbH ("DWS-IPM") and Deutsche Bank Investment Management Inc.("DBIMI") (formerlyDeutsche Morgan Grenfell Investment Management Inc. ("DMGIM"))are each indirectsubsidiaries of Deutsche Bank AG.

Investment Company Capital Corp. ("ICCC"); indirect, wholly-owned subsidiary of Deutsche Bank AG; investment advisor and fund administrator, Majority Shareholder of DFM (Since 06/00).

Deutsche Bank AG, a publicly-held global financial institution, trading on theFrankfurt Stock Exchange; shareholder of DFM (since 9/94).

Allianz Holdings AG, a publicly-held global financial institution, Shareholder of DFM (Since 12/95).

Udo Behrenwaldt, Director of DFM (since (5/97); Managing Director of DWS-IPM(since 5/97); Executive

Director of DB Investment Management, S.A. (since 7/87); Managing Director ofDWS-DGW (since 11/75).

Holger Naumann, Director of DFM (since 1/97); Head of Business
Development/Controlling at Deutsche Asset Management Europe (Since 01/00); Head ofParticipations at DWS-DGW (12/95-12/99) Account Officer at Deutsche Bank S.p.A.(10/92-11/95).

Richard T. Hale, Jr., Managing Director of Deutsche Asset Management, Inc.("DeAM") (since 06/99); President of DFM (since 01/00); Director and Presidentof ICCC (since 3/87); Managing Director of DB Alex. Brown LLC (formerly Alex.Brown and Sons Inc.) (12/85 - 6/99).

Ross Youngman, Managing Director of DeAM (since 05/99); Managing Director of DFM(since 01/00); Managing Director of Bankers Trust (08/93 - 05/99).

Daniel O. Hirsch, Director of DeAM (since 06/99); Vice President and Secretaryof DFM (since 01/00); Principal of DB Alex. Brown LLC (formerly BT Alex. Brown,Inc.); Various Positions with Staff of the United States Securities and ExchangeCommission (1982-1998).

Walter (Jim) L. Knell, Director and Controller of DeAM (since 06/99); Treasurerof DFM (since 01/00); Vice President of DB Alex. Brown LLC (1998 - 06/99);Executive Committee of Care Resources (1993 - 1998).

ITEM 27. PRINCIPAL UNDERWRITERS:

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant,acts as principal underwriter for the following open-end investment companies:BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, CashManagement Portfolio, Intermediate Tax Free Portfolio, NY Tax Free MoneyPortfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BTInvestment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., FlagInvestors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc.,the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S.Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of ManagedMunicipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., FlagInvestors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund,Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds,Inc.(formerly known as Flag Investors International Fund, Inc.), Flag InvestorsFunds, Inc. (formerly known as Deutsche Funds, Inc.), Flag Investors PortfoliosTrust (formerly known as Deutsche Portfolios), Morgan Grenfell Investment Trust,Glenmede Fund, Inc. and Glenmede Portfolios.

 (b)
                  (1)                                   (2)                                    (3)
----------------------------------------------------------------------------------------------------------------------
 Names and Principal Business           Position and Offices with               Position and Offices with
 Addresses*                             Principal Underwriter **                Registrant
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
John Y. Keffer                           President                              None
----------------------------------------------------------------------------------------------------------------------
David I. Goldstein                       Vice President and Secretary           None
----------------------------------------------------------------------------------------------------------------------
Benjamin L. Niles                        Vice President                         None
----------------------------------------------------------------------------------------------------------------------
Nanette K. Chern                         Chief Compliance Officer               None
----------------------------------------------------------------------------------------------------------------------
Ronald H. Hirsch                         Treasurer                              None
----------------------------------------------------------------------------------------------------------------------
Marc D. Keffer                           Assistant Secretary                    None
---------------------------------------- -------------------------------------- --------------------------------------

* Two Portland Square                       **ICC Distributors, Inc.
  Portland, ME 14101

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Flag Investors Funds, Inc. ........ ........................One South Street
                                                            Baltimore, MD 21202

ICC Distributors, Inc. (Distributor) .......................Two Portland Square
                                                            Portland, ME 04101

Investment Company Capital Corp.                            One South Street

(Transfer Agent, Administrator).........................Baltimore, MD 21202

Deutsche Fund Management, Inc. (Adviser)................280 Park Avenue
                                                        New York, NY 10017
IBT Fund Services (Canada) Inc..........................One First Place
(Fund Accountant) ......................................King Street West,
                                                        Suite 2800 P.O. Box 231
                                                        Toronto, Ontario M5X1C8

Investors Bank & Trust Co.                              200 Clarendon Street
(Custodian) ............................................Boston, MA 02116

ITEM 29. MANAGEMENT SERVICES:

Not applicable

ITEM 30. UNDERTAKINGS: Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

                                   SIGNATURES

      The Fund has duly caused this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 23rd day of February, 2001.

                           FLAG INVESTORS FUNDS, INC.

                                               By:_______________________*
                                               Richard T. Hale, President
                                      February 23, 2001


     This Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities indicated with respect to Flag Investors Funds, Inc.:

Name                               Title                                      Date
                                   President and Director
________________*                  (Chief Executive Officer
Richard T. Hale                    and ActingPrincipal Officer)               February 23, 2001
________________*
Eugene J. McDonald                 Director                                   February 23, 2001

________________*
Louis E. Levy                      Director                                   February 23, 2001


________________*
Richard R. Burt                    Director                                   February 23, 2001

________________*
Robert W. Wadsworth                Director                                   February 23, 2001

________________*
Truman T. Semans                   Director                                   February 23, 2001

________________*
Joseph R. Hardiman                 Director                                   February 23, 2001

________________*
Carl W. Vogt                       Director                                   February 23, 2001

________________*                  Treasurer
Charles A. Rizzo                   (Chief Financial and                       February 23, 2001
                                   Accoutning Officer)

* By Power of Attorney
     By:  /S/ DANIEL O. HIRSCH     Attorney In Fact For the                   February 23, 2001
         ----------------------    Persons Listed Above
     Daniel O. Hirsch